Exhibit 10.8 Execution Version
CONFIDENTIAL TREATMENT
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LOAN PURCHASE AGREEMENT

dated as of February 27, 2017

among

PROSPER FUNDING LLC,
as Seller,

PF LOANCO FUNDING LLC,
as Beneficiary,

and

WILMINGTON SAVINGS FUND SOCIETY, FSB,
In its capacity as Trustee of PF LOANCO TRUST,
as Purchaser

(Unsecured Consumer Loans)

CONFIDENTIAL TREATMENT
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THIS LOAN PURCHASE AGREEMENT, dated as of February 27, 2017, is made by and among Prosper Funding LLC, a Delaware limited liability company, as seller (together with its successors and permitted assigns, “Seller”), PF LoanCo Funding LLC, a Cayman Islands limited liability company (together with its successors and assigns, “Beneficiary”), and Wilmington Savings Fund Society, FSB, not in its individual capacity but solely in its capacity as trustee (the “Trustee”) of PF LoanCo Trust, a New York common law trust created pursuant to the Trust Agreement defined below (together with its successors and permitted assigns in such capacity, “Purchaser”).

RECITALS

WHEREAS, from time to time, Seller purchases, without recourse, unsecured consumer loans from WebBank, a Utah chartered industrial bank (the “Bank”);

WHEREAS, Seller wishes to sell to Purchaser for the benefit of Beneficiary, from time to time, certain of these unsecured consumer loans that Seller acquires from the Bank, and Seller and Beneficiary desire to set forth the terms and conditions under which Beneficiary will purchase such loans; and

WHEREAS, Beneficiary has established PF LoanCo Trust, a New York common law trust (the “Trust”) pursuant to that certain Trust Agreement dated as of February 27, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Trust Agreement”) by and among Beneficiary, as Depositor and Administrator (each as defined therein) thereunder and the Trustee, and desires that the loans to be sold hereunder be acquired directly by the Purchaser to be held in trust pursuant to the Trust Agreement;

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Seller, Beneficiary and Purchaser hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01    Defined Terms.

As used in this Agreement, the following defined terms shall have the meanings set forth below: [***]
“[***]% Test” has the meaning set forth in the Warrant Agreement.

“AAA” has the meaning specified in Section 7.03(d)(i).

“Active Loan Channel” means a channel of the Institutional Platform that allows lender members to commit to purchase whole loans from Seller after the related Loan Listings have been posted to the portion of the Website accessible for bid by all lender members who have entered into agreements with Seller to purchase whole loans on the Institutional Platform.

“Actual Knowledge” means, with respect to Seller, the actual (but not constructive or imputed) knowledge of any individual employed by Seller or PMI holding the job title of Senior Director (Grade 9) or higher.

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“Affiliate” means, when used with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person. As used in this definition of Affiliate, the term “control” means the power, directly or indirectly, to direct or cause the direction of the management and policies of a Person, whether through ownership of such Person's voting securities, by contract or otherwise, and the terms “affiliated”, “controlling” and “controlled” have correlative meanings.

“Agreement” means this Loan Purchase Agreement, dated as of February 27, 2017, by and among Seller, Beneficiary and Purchaser, and all exhibits and schedules attached hereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Aggregate Purchase Obligation” means five billion dollars ($5,000,000,000.00), minus (i) [***] which represents previously originated Loans sold to an Affiliate of a Consortium Member [***], which the Purchaser may purchase from such entity, and (ii) the aggregate purchase price for all loans purchased by the [***] pursuant to the [***], which amount shall not exceed [***].

“Allocation Breach” has the meaning set forth in Section 2.04(b).

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“Allocation Damages” has the meaning set forth in Section 2.04(g)(ii).

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“AML-BSA Laws” means, collectively, (i) the Bank Secrecy Act of 1970, as supplemented by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act, and any rules and regulations promulgated thereunder; (ii) OFAC’s rules and regulations regarding the blocking of assets and the prohibition of transactions involving Persons or countries designated by OFAC; and (iii) any other Applicable Laws relating to customer identification, anti-money laundering or preventing the financing or terrorism and other forms of illegal activity, each as amended.

“Anticipated Origination Date” means, the date that is expected to be the Origination Date and will be the Origination Date if the Beneficiary funds the Purchase Price into the FBO Funding Account in accordance with Section 2.06(a) or would have been the Origination Date but for the Beneficiary’s failure to fund the Purchase Price into the FBO Funding Account on such date in accordance with Section 2.06(a).

“Applicable Laws” means all federal, state and local laws, statutes, rules, regulations, court orders and decrees, administrative orders and decrees, and other legal requirements of any and every conceivable type applicable to any Purchased Loan (including, without limitation, the underwriting, marketing, origination, servicing (including all collection activities related thereto), ownership, holding, acquisition and sale of such Purchased Loan), and all requirements of any Regulatory Authority having jurisdiction over the Bank, Seller, Beneficiary or Purchaser as indicated by the context, as any such laws, statutes, regulations, orders, decrees or requirements may be amended and in effect and interpreted by relevant courts or regulatory agencies from time to time.

“Approved State” means each state in which under Applicable Law (a) the Bank is licensed, qualified, approved or otherwise authorized (including without limitation any exemption from licensing or

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qualification) to originate a Loan, and (b) Seller is licensed, qualified, approved or otherwise authorized (or exempt from such laws) to perform its activities relating to the acquisition and ownership of such Loan

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under the Bank Program, the sale of such Loan under this Agreement and the servicing of such Loan under the Servicing Agreement.

“Arbitration Period” has the meaning specified in Section 7.03(d).

“Backlog List” has the meaning set forth in Section 2.04(c).

“Backup Servicer” means, Wilmington Trust, National Association, or such other entity as the Purchaser notifies the Seller is its backup servicer.

“Bank” has the meaning set forth in the recitals to this Agreement.

“Bank Program” means the consumer installment loan program administered through Seller’s website, www.prosper.com (or similar method, including but not limited to, the Prosper Daily application, other in-app applications, or other affiliated or third party sites via API or other method of integration), pursuant to which the Bank establishes consumer installment loan accounts for Borrowers into which the Bank disburses Loan proceeds pursuant to the Loan Documents.

“Bankruptcy Code” means Title 11 of the United States Code, 11 U.S.C. §§ 101 et. seq., as amended from time to time.

“Beneficiary” has the meaning set forth in the recitals to this Agreement.

“Beneficiary Operating Agreement” means the Amended and Restated Limited Liability Company Agreement of the Beneficiary, as the same may be amended, restated or otherwise modified.

“Beneficiary’s Prosper Account” means the Prosper Account established by Beneficiary in the name of the Trust.

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“Borrower” means, with respect to any Loan, collectively, each borrower and other obligor (including any co-signor or guarantor) of the payment obligation for such Loan.

“Borrower Payment Dependent Notes” means the borrower payment dependent notes issued and sold by Seller through its Retail Platform.

“Business Day” means any day other than (i) a Saturday, (ii) a Sunday, (iii) any day that is a legal holiday under the laws of the State of California, the State of Utah or, for purposes of commitments, notification and repurchase obligations under Sections 2.04, 2.05, 2.06, 2.12, 4.07 (a)(i), 7.03(d) and 9.01, the State of New York or (iv) any day on which a bank located in the State of California, the State of Utah or, for purposes of commitments, notification and repurchase obligations under Sections 2.04, 2.05, 2.06, 2.12, 4.07 (a)(i), 7.03(d) and 9.01, the State of New York, is authorized or permitted to close for business.

“Channel” or “Channels” means (a) individually, either the Active Loan Channel or the Passive Loan Channel and (b) collectively, both of the above.

“Charged Off Loan” has the meaning ascribed to such term in the Servicing Agreement.

“Closing Date” means February 27, 2017.

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“Commitment Breach” means any failure of Beneficiary to respond in writing to the Monthly Purchase Request by delivering a Monthly Purchase Acceptance specifying a Monthly Purchase Amount within [***] calendar weeks of the delivery of a Monthly Purchase Request as required under this Agreement or any Monthly Purchase Acceptance provided by Beneficiary as required under this Agreement that specifies a Monthly Purchase Amount that is less than the Minimum Monthly Purchase Amount.

“Compliance Review” has the meaning set forth in Section 4.05(h).

“Condition Precedent Pause Period” has the meaning set forth in [***].

“Confidential Information” means:

(i)information regarding Discloser’s customers, capital structure, financial condition and results of operations, financial and risk models, projections, loss and return estimates, compliance and risk management systems, loan pricing, customer fees and charges, vendor pricing, organizational structure, employee compensation and benefits, stock and other deferred compensation plans, employee and stockholder agreements, as well as non-public information regarding pending or threatened litigation or regulatory matters involving Discloser;

(ii)information regarding Discloser’s inventions, discoveries, developments, improvements, processes, systems, methods, devices, patents, patent applications, trademarks, intellectual property, know- how, trade secrets, instruments, materials, products, programs, techniques, designs, research/development activities and plans, data, specifications, computer programs/code (object or source), costs of production, promotional methods, marketing plans/strategies, clinical plans, business opportunities, vendors, customer lists, including, without limitation, when Seller is the Discloser, new credit products, the Platform, the Website and Seller’s credit policy;

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(iii)	with respect to Beneficiary or Purchaser as Discloser, any Customer NPPI;

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(iv)any portions of this Agreement, the Servicing Agreement, [***] and the Warrant Agreement that are subject to confidential treatment and are not publicly available and any other documents, instruments or agreements entered into or delivered in connection herewith or therewith;

(v)	information: (A) that is marked “Confidential”, “Proprietary” or in some similar way; or
(B) that Discloser identifies as Confidential Information when disclosed or within a reasonable time afterwards;

(vi)any third party information with respect to which Discloser is subject to restrictions on disclosure or use based on the confidential nature of such information and is either marked “Confidential,” “Proprietary” or in some similar way or as to which Discloser has so informed Recipient; provided, however, that “Confidential Information” does not include, and therefore Article 6 shall not apply to, any information:

(A)    that was publicly known or made generally available to the public prior to its disclosure hereunder;

(B)    that becomes publicly known or is made generally available to the public following its disclosure hereunder through no act or omission in breach of Article 6 herein by Recipient or anyone to whom Recipient has disclosed such information;

(C)    that Recipient or any of Recipient’s Representatives rightfully possessed or knew prior to its disclosure hereunder;

(D)    that was independently developed by Recipient or any of Recipient’s Representatives without use of or reference to any information received by or on behalf of Recipient hereunder; or

(E)    that Recipient or any of Recipient’s Representatives rightfully obtained from a third party, where such third party was not subject to any restrictions on disclosure with respect to such information to Recipient’s knowledge.

For the avoidance of doubt, once a Loan becomes a Purchased Loan, Beneficiary and Purchaser shall be the Discloser and Seller shall be the Recipient, with respect to any Confidential Information.

“Consortium Member” means each of [***], a Delaware limited partnership, [***], a Delaware limited liability company, [***], a Delaware limited liability company, and [***], a Delaware limited partnership.

“Credit Guidelines” means the Credit Guidelines for the Bank Program, a copy of which as in effect on the date hereof is attached as Exhibit C hereto, as they may be amended, restated, amended and restated, supplemented or otherwise modified by the Bank or Seller from time to time as permitted by this Agreement.

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“Cure [***]% Test” has the meaning set forth in the Warrant Agreement.

“Cure Condition” has the meaning set forth in Section 2.02.

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“Customer NPPI” means any Non-Public Personal Information of any actual or potential Borrower or other customer of Seller.

“Damages” has the meaning set forth in Section 5.01.

“Data Files” means the data files described on Exhibit B hereto.

“Debtor Relief Laws” means (i) the Bankruptcy Code and (ii) all other applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization, suspension of payments, adjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

“Defaulted Loan” shall mean as of any date of determination a Loan (i) for which the related Borrower is more than 120 calendar days past due on any payment required to be made thereunder, (ii) for which the related Borrower is the subject of any proceeding under any Debtor Relief Law or (iii) which constitutes a Charged Off Loan.

“Deficient Origination Period” has the meaning set forth in Section 2.05(b).

“Delinquent Loan” shall mean a Loan (a) for which all or a portion of any Scheduled Payment is thirty-one (31) or more days delinquent or (b) with respect to which Servicer shall have determined in good faith that the related Borrower will not resume making Scheduled Payments, and in the case of either of the foregoing clauses (a) and (b), that is not a Defaulted Loan.

“Discloser” has the meaning set forth in Section 6.01.

“Due Period” shall, mean for the first Measurement Date, the period from the date hereof to and including the last full day of the [***] full calendar month following the date hereof, and for each subsequent Measurement Date, the immediately preceding calendar month.

“Electronic Record” means a contract or other information record relating to a Loan that is created, generated, sent, communicated, received or stored by electronic means.

“Eligible Loan” means, as of the applicable Purchase Date, a Loan that satisfies each of the following conditions:

(1)	such Loan has been originated by the Bank in accordance with the Bank Program using the Form Loan Documents and acquired by Seller in accordance with the Bank Program and the WebBank Agreements;

(2)	such Loan satisfies the Credit Guidelines;

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(3)	such Loan has been originated in the ordinary course of business by the Bank in accordance with the Credit Guidelines in effect on the corresponding Origination Date;

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(4)	the applicable Borrower of such Loan is a natural Person;

(5)
the applicable Borrower of such Loan is, at the time of loan origination, a resident of an Approved State, and is not a resident of the [***] unless Seller has received prior written consent from Purchaser to purchase Loans made to residents of the [***];

(6)	neither the Loan nor the applicable Borrower is subject to or restricted by any receivership, insolvency or bankruptcy proceeding;

(7)
Seller has not received any notice of (i) actual or imminent bankruptcy, insolvency or material impairment of the financial condition of the related Borrower under such Loan or (ii) actual or threatened litigation regarding the validity or enforceability of such Loan or the interest rate and fees applicable to such Loan;

(8)
Seller or PMI, on the one hand, and the applicable Borrower, on the other hand, are not engaged in any litigation or arbitration whatsoever with respect to each other, and neither has threatened the other in writing with any litigation or arbitration;

(9)
to the Actual Knowledge of Seller, the Bank, on the one hand, and the applicable Borrower, on the other hand, are not engaged in any litigation or arbitration whatsoever with respect to each other, and neither has threatened the other with any litigation or arbitration;

(10)	the terms and conditions of such Loan have not been waived, altered, modified or amended in any respect;

(11)
principal payments of, and interest payments on, such Loan are payable to the Bank and its successors and assigns as owner of such Loan in legal tender of the United States and are made by the applicable Borrower and not by the Bank, Seller or any of their respective Affiliates;

(12)	the number of days between contractual payment dates of such Loan does not exceed 31 days;

(13)	no monthly payment with respect to such Loan has at any time been contractually past due;

(14)	such Loan does not contain any provisions (i) pursuant to which monthly payments are paid by any source other than the applicable Borrower or (ii) that may constitute a "buydown" provision;

(15)	such Loan is not a graduated payment consumer loan, and does not have a shared appreciation or other contingent interest feature;

(16)
such Loan is not a revolving line of credit or similar credit facility, has been fully disbursed and funded, and no obligation for making any future advance to the related Borrower exists or is contemplated with respect to such Loan;

(17)	such Loan is a fully amortizing, simple interest loan with equal scheduled monthly installments with the exception of the final scheduled installment payment, which may

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vary (in a non-material amount) from the regular scheduled monthly installment, without giving effect to any charges or fees due to delinquency;

(18)	the funds disbursed to the Borrower in connection with the origination of such Loan were net of applicable Origination Fees;

(19)
such Loan does not constitute a "transferable record" under Section 16 of the Uniform Electronic Transactions Act as in effect in the applicable jurisdiction or under Section 7021 of the Electronic Signatures in Global and National Commerce Act;

(20)	the Loan was originated in accordance with and complies with Applicable Laws;

(21)	the sale and transfer of the Loan to Purchaser under this Agreement complies with all Applicable Laws;

(22)	the Loan was not obtained as a result of fraud or identity theft on the part of the Borrower;

(23)	the Loan has been serviced in accordance with Applicable Laws, the Servicing Agreement (including the servicing standard therein) and the terms of such Loan;

(24)	no security interest has been granted over the Loan (other than to Purchaser);

(25)	any information provided by the Borrower and required to be verified by Seller in accordance with the Credit Guidelines is true and correct in all material respects;

(26)
the Loan represents the legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and by general principles of equity);

(27)
the Borrower had the legal capacity to enter into the related Loan Documents and to execute and deliver such Loan Documents, and such Loan Documents have been duly and properly executed and delivered by or on behalf of such Borrower;

(28)
Seller has not done anything to prevent or impair the Loan from being valid, binding and enforceable against the applicable Borrower, and no instrument has been executed by Seller or the Bank that would result in any such release, satisfaction, cancellation or rescission of any Loan or any of the related Loan Documents;

(29)
the Loan is in full force and effect in accordance with its terms and constitutes the legal, valid and binding obligation of the Borrower and the enforceability of such Loan is subject to no defense, counterclaim, offset, dispute, recoupment or right of setoff, and Borrower has not asserted any defense, counterclaim, offset, dispute or recoupment with respect to such Loan;

(30)	the Loan is not a renewal or extension of any previously defaulted loan;

(31)	the Purchase Information for each Loan is true, complete and correct;

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(32)	no notices to, or consents or approvals from, the Borrower or any other Person are required by the terms of such Loan or otherwise for the consummation of the sale,

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transfer or assignment of such Loan or the rights and duties of the holder thereof under this Agreement to Purchaser and such Loan does not contain any provision that restricts the ability of Purchaser to sell such Loan to another Person;

(33)	the Borrower is not deceased;

(34)	such Loan has not been advanced and outstanding for more than [***] prior to the Purchase Date and no scheduled payment thereon has become due and payable;

(35)	Seller has possession of the electronic records evidencing such Loan;

(36)
neither Seller nor any of its Affiliates has advanced funds, or induced, solicited or knowingly received any advance of funds from any Person other than the applicable Borrower, directly or indirectly, for the payment of any amount required under such Loan;

(37)the original term of the Loan does not exceed 60 months; (38) [***];

(39)
the Loan is in "registered form" for purposes of Internal Revenue Code sections 871(h) and 881(c) and Treasury Regulations section 1.871-14(c), and payments of interest and original issue discount (if any) by the Borrower thereon will be exempt from United States federal income tax withholding under Chapter 3 of the Internal Revenue Code, if applicable, as "portfolio interest" under Internal Revenue Code section 871(h) or 881(c), as applicable, provided that (i) the beneficial owner of the Loan is not a person described in section 881(c)(3) and (ii) the Servicer receives a statement which meets the requirements of Internal Revenue Code section 871(h)(5) that the beneficial owner of the Loan is not a United States person;

(40)
the Loan is denominated in U.S. dollars and the address provided by the related Borrower and the related bank account used by such Borrower to make payments on such Loan in the form of ACH transfers are each located in the United States or a U.S. territory;

(41)	the Loan constitutes an "account", a "payment intangible" or proceeds thereof and is not an "instrument", "chattel paper" or "electronic chattel paper" (each such term as defined in the UCC);

(42)	the related Loan Documents evidencing the Loan are complete and accurate and represent the entire agreement between the Bank and Seller, on the one hand, and the Borrower, on the other hand;

(43)	such Loan was originated on or after August 1, 2016;

(44)	such Loan has a balance at origination of less than or equal to $35,000;

(45)	the Borrower with respect to such Loan had a FICO Score equal to or greater than 640;

(46)	the Loan's interest rate is less than 36% APR;

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(47)	such Loan has a Prosper Rating of at least "HR";

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(48) [***]; and

(49) [***].

“Exchange Act” means, the Securities Exchange Act of 1934, as amended.

“FBO Funding Account” means a deposit account segregated from Seller’s or its Affiliates’ own funds and general assets titled “Prosper Funding LLC Funding Account for the benefit of PF LoanCo Trust” maintained by Seller at Wells Fargo Bank, National Association, or such other additional or replacement account or accounts segregated from Seller’s or its Affiliates’ own funds and general assets as may from time to time be maintained by Seller for the benefit of Purchaser.

“FICO Score” means the consumer credit risk score used to develop the WebBank-Prosper Credit Policy in effect from time to time; as of the Effective Date, the consumer credit risk score used for the WebBank-Prosper Credit Policy is the “FICO08” consumer credit risk score provided by TransUnion LLC.

“Financed Loan” means, a Purchased Loan that is financed under a Financing Facility.

“Financing Facility” has the meaning set forth in Section 4.05(f).

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“Form Loan Documents” means, collectively, the forms of each of the documents listed on Exhibit A hereto that are attached hereto as Exhibit E, as such forms may be modified from time to time in accordance with the terms of this Agreement.

“FTC” means the Federal Trade Commission.

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“Indemnified Party” has the meaning set forth in Section 5.03.

“Indemnified Purchaser Party” has the meaning set forth in Section 5.01.

“Indemnifying Party” has the meaning set forth in Section 5.03.

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“Initial [***]% Test” has the meaning set forth in the Warrant Agreement.

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“Initial Purchase Date” means March 1, 2017.

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“Insolvency Event” means, with respect to any Person, if any of the following events shall occur:
(i)such Person shall file a petition or commence a Proceeding (A) to take advantage of any Debtor Relief Law or (B) for the appointment of a trustee, conservator, receiver, liquidator or similar official for or relating to such Person or all or substantially all of its property, or for the winding up or liquidation of its affairs,
(ii)such Person shall consent or fail to object to any such petition filed or Proceeding commenced against or with respect to it or all or substantially all of its property, or any such petition or Proceeding shall not have been dismissed or stayed within [***] days of its filing or commencement, or a court, agency or other supervisory authority with jurisdiction shall not have decreed or ordered relief with respect to such petition or Proceeding, (iii) such Person shall admit in writing its inability to pay its debts generally as they become due, (iv) such Person shall make an assignment for the benefit of its creditors, (v) such Person shall voluntarily suspend payment of its obligations or (vi) such Person shall take any action in furtherance of any of the foregoing.

“Inspection” has the meaning set forth in Section 4.05(h).

“Institutional Platform” means the online credit platform owned and operated by Seller, and any of its related systems and data for the purchase of Seller’s Loans by institutional investors in the Active Loan Channel and the Passive Loan Channel.

“IRR” has the meaning set forth in Section 2.09(e).

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“IRR Requirement” has the meaning set forth in Section 2.09(e).

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“Lien” means any mortgage, deed of trust, hypothecation, collateral assignment, deed to secure debt, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or any lease in the nature thereof), or any other arrangement pursuant to which title to property is retained by or vested in some other Person for security purposes.

“Loan” means an unsecured consumer loan originated by the Bank through the Bank Program and acquired by Seller, which includes all right, title and interest with respect to such loan as a holder of both the beneficial and legal title to such loan, including without limitation (a) electronic copies of the related Loan Documents and Servicing File as well as of any related Data Files, (b) all proceeds from such loan including, without limitation any monthly payments, any prepayments, and any other proceeds, (c) all other rights, interests, benefits, proceeds, remedies and claims in favor or for the benefit of the lender (or its successors or assigns) arising from or relating to such Loan, including the Servicing Rights, and (d) all proceeds of any of the foregoing.

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“Loan Documents” means, with respect to each Purchased Loan, the loan documents listed on Exhibit A hereto; it being understood and agreed that each such document is created and stored on the Platform in electronic form only and, therefore, that no single original of any such document exists.

“Loan List” has the meaning set forth in Section 2.06(a).

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“Loan Listing” means a request for a Loan by a potential Borrower made through the Website.

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“Loan Portfolio Concentration Limits” has the meaning specified in Section 2.09(d).

“Loan Registrar” means Seller or its designee.

“Loan Trailing Fee” has the meaning set forth in the Servicing Agreement.

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“Material Adverse Change” means, with respect to a Person, any material adverse change in the business, financial condition, operations or properties of such Person.

“Material Adverse Effect” means, with respect to a Person, (a) a Material Adverse Change with respect to such Person or any of its Affiliates taken as a whole; (b) a material impairment of the ability of such Person to perform under this Agreement (which impairment cannot be timely cured, to the extent a cure period is applicable); or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of this Agreement against such Person (which material adverse effect cannot be timely cured, to the extent a cure period is applicable).

“Material Amendments” means (1) with respect to changes to the [***], any new [***] (as specified in the [***]); or (2) with respect to the [***], any of the following: (a) any [***] that, if implemented, could be expected to result in any loss or yield changes whose individual or aggregate contribution to expected absolute investor return is greater than [***] on a static pool of applicants consisting of the last [***] months of applicants as of the point in time at which the policy impacts is being assessed; (b) [***] that, if implemented, when combined with any previous recommendations not included in clause (a) of this definition, could be expected to result in any loss or yield changes whose individual or aggregate contribution to expected absolute investor return is greater than [***] on a static pool of applicants consisting of the last [***] months of applicants as of the point in time at which the policy impacts is being assessed; or (c) any deletion of, or any amendment to, any of the [***] set forth in the [***], provided that in the case of any amendment, such amendment would result in less restrictive minimum requirements.

“Material Indebtedness” means any indebtedness having, individually or in the aggregate a principal amount greater than or equal to $[***], other than the Borrower Payment Dependent Notes.

“Maximum Monthly Purchase Amount” has the meaning set forth in Section 2.01(a).

[***]

“Minimum Monthly Purchase Amount” has the meaning set forth in Section 2.01(a).

“Minimum Monthly Purchase Test” has the meaning set forth in the Warrant Agreement.

“Measurement Date” means the [***] day of each month (or if such day is not a Business Day, then on the next succeeding Business Day) commencing in March, 2017.

“[***]” has the meaning set forth in Section 2.05(b).

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

“Month on Book” means, with respect to a Purchased Loan, the number of complete calendar months that have elapsed since calendar month in which the Origination Date of such Purchased Loan occurred, measured at the end of each calendar month.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
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“Monthly Purchase Acceptance” has the meaning set forth in Section 2.01(b).

“Monthly Purchase Amount” has the meaning set forth in Section 2.01(b).

“Monthly Purchase Request” has the meaning set forth in Section 2.01(b).

“Monthly Requested Purchase Amount” has the meaning set forth in Section 2.01(b).

“Monthly Shortfall” has the meaning set forth in the Warrant Agreement.

“Negative Court Ruling” means the occurrence, after the date hereof, of a ruling, decree, order or other legally binding determination by a court or other governmental authority in which a non-bank purchaser of consumer indebtedness from a federally insured depository institution is denied or not entitled to the benefit of the federal pre-emption applicable to such depository institution for state usury laws or other state laws imposing restrictions on interest or fees payable by the related borrower.

“Net Proceeds” has the meaning ascribed to such term in the Servicing Agreement.

“Non-Offered Loan” means a prospective Loan that the Bank does not originate because (a) the prospective Borrower withdraws or abandons his or her request for such Loan or otherwise fails to complete the underwriting or review process necessary to obtain such Loan or (b) Seller, PMI or their respective agents cancel the prospective Loan during the loan verification process based on their determination that a meaningful risk exists that the prospective Loan would not be an Eligible Loan.

“Non-Performing Roll Rate” shall mean, with respect to each Due Period, the percentage equivalent of a fraction, (x) the numerator of which is the aggregate outstanding balance of all Financed Loans (determined as of the beginning of such Due Period) that became Delinquent Loans or Defaulted Loans during such Due Period, even if such loans are no longer Financed Loans as of the end of such Due Period, and (y) the denominator of which is the aggregate outstanding balance of all Purchased Loans (determined as of the beginning of such Due Period) with respect to which at least one scheduled payment date thereunder had occurred prior to the beginning of such Due Period. Purchaser shall notify Seller of which Loans are Financed Loans as of the beginning of each Due Period.

“Non-Public Personal Information” has the meaning ascribed to such term in the FTC’s Rule regarding Privacy of Consumer Financial Information (16 C.F.R. Part 313).

“OFAC” means Office of Foreign Assets Control of the U.S. Treasury Department.

“Officer’s Certificate” means, with respect to Seller, a certification executed by Seller’s Chief Executive Officer.

“Origination Date” means the date that a Loan is originated by the Bank.

“Originated Loan Damages” has the meaning set forth in Section 2.04(g)(i).

“Origination Fee” means, with respect to a Loan, the origination fee charged to the applicable Borrower by the Bank and paid from proceeds of such Loan.

“Origination Period” has the meaning set forth in Section 2.05(b).

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

“Outstanding Purchase Commitments” means a commitment made by Beneficiary for the Purchaser to purchase a prospective Loan in [***] or a Monthly Purchase Amount, except for those where
(i) Purchaser has already acquired the related Loan or (ii) such Loan has become a Non-Offered Loan.

“Party” means any of Seller, Beneficiary or Purchaser, and “Parties” means all of Seller, Beneficiary and Purchaser.

“Passive Loan Channel” means a channel of the Institutional Platform that reserves Loan Listings for direct sale to investor members who are passively allocated Loans and for which Seller will not post such Loan Listings for bid on the Retail Platform.

“Person” means any individual, corporation (including a business trust), partnership, joint venture, association, bank, limited liability company, joint-stock company, estate, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other entity.

“Platform” means the online credit platform owned and operated by Seller, and any of its related systems and data, and includes Seller’s Retail Platform and Institutional Platform.

“PMI” means Prosper Marketplace, Inc., a Delaware corporation and Seller’s parent company.

“present”, “presented” or “presenting” means, as it relates to Eligible Loans, collectively any of the following actions by Seller: (i) the sale of any Eligible Loans by Seller to Purchaser pursuant to this Agreement, (ii) the allocation of any Loan Listings that have subsequently expired or cancelled as a result of an Allocation Breach or [***] by Beneficiary pursuant to this Agreement; and (iii) the sale of any Eligible Loans by Seller to a third party [***] pursuant to [***].

“Privacy Laws” has the meaning set forth in Section 6.03(a).

“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.

“Prosper Account” means an account established on the Platform for a prospective Loan purchaser
(i)that provides such purchaser with online access to the Platform, (ii) in which Seller posts activity relating to the commitments and purchases of Loans by such purchaser, and (iii) through which such purchaser funds its purchases of Loans and receives the related Net Proceeds.

“Prosper Rating” means, with respect to any Loan, the credit rating assigned by Seller to such Loan, in accordance with the “Loss Grid and Overlay” to the WebBank-Prosper Credit Policy, a copy of which has been provided to the Consortium.

“Prosper Reporting Event” means, that both of the following events have occurred:

(a)    PMI or the Seller has filed a Form 8-K or other public filing after the Closing Date and such filing states that:

(i)there is a significant deficiency or material weakness in the internal control over financial reporting, in each case that has or reasonably could be expected to have a material adverse effect on the business, operations, properties, assets, liabilities or financial condition of PMI or the Seller,

(ii)	there has been a material misstatement in the financial statements, or

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

CONFIDENTIAL TREATMENT
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(iii)there are adverse conditions or events that raise substantial doubt as to either entity’s ability to continue as a “going concern” (as such term is defined in GAAP); and

(b)    after the occurrence of the event described in clause (a), the Beneficiary has delivered a written notice, to Seller of the occurrence of a Prosper Reporting Event.

“Purchase Commitment” means a commitment made by the Beneficiary for the Purchaser to purchase a prospective Loan in an [***] or a Monthly Purchase Amount.

“Purchase Date” means, with respect to any Purchased Loan, the effective date of the sale by Seller, and the purchase by Purchaser, of such Purchased Loan.

“Purchase Information” means, with respect to any Loan, the description of such Loan provided to Beneficiary and/or Purchaser pursuant to Beneficiary’s Prosper Account on the related Purchase Date, which shall be comprised of the following information: the Loan identification number, principal amount, Prosper Rating, term, interest rate, FICO range, Origination Date, number of payments, first payment date, maturity date, monthly payment amount and such other information mutually agreed between Seller and Beneficiary from time to time.

“Purchase Price” means, with respect to a Loan, the initial principal balance of such Loan plus any interest accrued through the Purchase Date.

“Purchased Loan” means any Loan that is purchased by Purchaser from Seller under the terms of this Agreement, excluding any such Loan that has been repurchased by Seller.

“Purchased Loan Collateral” has the meaning set forth in Section 3.02(a).

“Purchased Loan Confidential Information” means any Confidential Information contained in the Loan Documents or Data Files for a Purchased Loan.

“Purchased Loan Transferee” has the meaning set forth in Section 4.07(a).

“Purchaser” has the meaning set forth in the introduction.

“Purchaser Allocation Rejection Notice” has the meaning set forth in Section 2.04(b).

[***]

“Qualified Custodian” means a Person that meets the definition of a “Qualified Custodian” under the Custody Rule promulgated under the Investment Advisers Act of 1940, as amended (17 C.F.R. 275).

“Quarterly Cumulative Defaulted Loans Rate” means, with respect to any Quarterly Vintage and each Due Period from and after December 2016, the percentage equivalent of a fraction, (i) the numerator of which is the aggregate outstanding principal balance of all Purchased Loans in such Quarterly Vintage that were Eligible Loans and that have become Defaulted Loans at any time during or before the “Month on Book” immediately prior to the current “Month on Book” of the youngest Purchased Loans in such Quarterly Vintage, and (ii) the denominator of which is the original principal balance of the Purchased Loans in such Quarterly Vintage.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

“Quarterly Cumulative Defaulted Loans Percentage” means, for each Quarterly Vintage as of the end of any Due Period, the percentage for such Quarterly Vintage set forth in the chart below:

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Number of Due Periods:	Month on Book of the youngest Purchased Loans in a Quarterly Vintage:1	[***]
1		n/a
2		n/a
3		n/a
4	1	[***]%
5	2	[***]%
6	3	[***]%
7	4	[***]%
8	5	[***]%
9	6	[***]%
10	7	[***]%
11	8	[***]%
12	9	[***]%
13	10	[***]%
14	11	[***]%
15	12	[***]%
16	13	[***]%
17	14	[***]%
18	15	[***]%
19	16	[***]%
20	17	[***]%
21	18	[***]%

1 Assumes continuous purchasing by Purchaser during the Term of this Agreement.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

22	19	[***]%
23	20	[***]%
24	21	[***]%
25	22	[***]%
26	23	[***]%
27	24	[***]%
28	25	[***]%
29	26	[***]%
30	27	[***]%
31	28	[***]%
32	29	[***]%
33	30	[***]%
34	31	[***]%
35	32	[***]%
36	33	[***]%

“Quarterly Vintage” means for any calendar quarter, all Loans that were purchased by Purchaser and recorded in the Servicer’s records as “Month on Book” zero at any point during such calendar quarter (whether or not repurchased hereunder).

[***]

“Register” means a book-entry system maintained by the Loan Registrar for recording the beneficial owners of interests in the Loans.

“Recipient” has the meaning set forth in Section 6.01.

“Regulatory Authority” means any federal, state or local regulatory agency or other governmental agency, department, court, commission, board, bureau, instrumentality or political subdivision thereof, or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case, having jurisdiction over a Party, the Bank, PMI, any Loan or any Borrower.

[***]

CONFIDENTIAL TREATMENT
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This text has been separately filed with the SEC.

“Repurchase Price” has the meaning set forth in Section 7.02.

“Retail Platform” means the online credit platform owned and operated by Seller, and any of its related systems and data for the purchase of Borrower Payment Dependent Notes by retail investors.

“Scheduled Payment” shall mean the scheduled weekly, bi-weekly, monthly or semi-monthly payment of principal and interest by or on behalf of a Borrower on a Loan.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

[***]

“Seller” has the meaning set forth in the recitals to this Agreement.

“Seller Financing Facility Default” means, the occurrence, and continuation, of any of the following:

(a)    the Seller, Servicer or any of their respective Affiliates or any of their respective officers or key management personnel shall have been indicted or be under active investigation for a felony crime that has or reasonably could be expected to have a material adverse effect on the business, operations, properties, assets, liabilities or financial condition of PMI or the Seller;

(b)    a suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, is pending or threatened in writing before any court or governmental agency, seeking to restrain or prohibit or obtain damages or other relief in connection with this Agreement, the Servicing Agreement, any backup servicing agreement entered into by Servicer in connection with the servicing of the Purchased Loans or any multiparty agreement entered into by Seller or Servicer in connection with a [***], in each case other than a suit, action or other proceeding, investigation or injunction involving a dispute that would not, if adversely decided, reasonably be expected to result in a judgment in excess of $[***] in the aggregate and which could not reasonably be expected to have a material adverse effect on the business, operations, properties, assets, liabilities or financial condition of PMI or the Servicer;

(c)    the [***] or the [***] have been amended or otherwise modified in any material manner without the consent of the Beneficiary except (i) as may be required by law, regulation or governmental guidance applicable to PMI or Seller or to Bank or (ii) changes that are immaterial or clerical in nature;

(d)	a [***] has occurred with respect to the Seller or Servicer;

(e)    the Servicer fails to cause computer files relating to each Purchased Loan pledged under a [***] to indicate that such Purchased Loan has been pledged to the applicable party;

(f)	a Prosper Reporting Event;

(g)    a material breach by Seller or Servicer of any backup servicing agreement entered into by Servicer in connection with the servicing of the Purchased Loans or any multiparty agreement entered into by Seller or Servicer in connection with a [***];

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

(h)    there shall be a misappropriation of funds to be delivered pursuant to any multiparty agreement entered into by Seller or Servicer in connection with a [***];

(i)    Servicer shall fail to provide Beneficiary with any information necessary to prepare monthly collateral reports under its [***];

(j)    any event that, with the giving of notice or passage of time, would constitute a Termination Event; or

(k)    any other substantially similar provisions in any [***] not described in clauses (a) through (j) above, provided Purchaser has provided written notice of such provisions to Seller.

“Servicing Agreement” means that certain Servicing Agreement, dated as of even date herewith, by and among Beneficiary, Purchaser and Servicer, pursuant to which Seller will act as servicer of the Purchased Loans, as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Servicer” has the meaning ascribed to such term in the Servicing Agreement.

“Servicer Default” has the meaning ascribed to such term in the Servicing Agreement.

“Servicing Fees” has the meaning ascribed to such term in the Servicing Agreement.

“Servicing File” has the meaning ascribed to such term in the Servicing Agreement.

“Servicing Rights” means, with respect to any Loan, the rights and interests to service and administer such Loan and the responsibility for performing the servicing functions for such Loan.

“Standard Product” means Seller’s loan products which meet the Bank’s standard credit guidelines.

“Stockholder Agreement” has the meaning set forth in the Warrant Agreement.

“Term” means the period of time commencing on the Initial Purchase Date and continuing until this Agreement terminates or is terminated pursuant to any provision in Article 8.

“Terms of Use” means, collectively, (i) the general Terms of Use for Seller’s Website (www.prosper.com/legal/terms-of-use/) and (ii) the Terms of Use for Seller’s Application Programming Interface (API) (www.prosper.com/tools/APITermsOfUse.aspx).

“Three-Month Rolling Average Non-Performing Roll Rate” shall mean, with respect to any Due Period, the percentage equivalent of a fraction, (x) the numerator of which is equal to the sum of the Non- Performing Roll Rate for such Due Period and the Non-Performing Roll Rate for each of the two immediately preceding Due Periods; and (y) the denominator of which is three (3); provided, however, that during the first Due Period following the Closing Date, it shall be the Non-Performing Roll Rate for such Due Period and during the second Due Period following the Closing Date, it shall be the average of the Non-Performing Roll Rate for such Due Period and the immediately preceding Due Period.

“Trust” has the meaning set forth in the recitals to this Agreement.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

“Trust Agreement” has the meaning set forth in the recitals to this Agreement.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

“Trustee” has the meaning set forth in the recitals to this Agreement.

“Truth in Lending Act” means the federal Truth in Lending Act of 1968 as amended from time to time.

“UCC” means the Uniform Commercial Code as in effect from time to time in each applicable jurisdiction, as applicable to the respective actions of Seller relating to the creation, perfection, priority, validity and/or enforcement of the sale of the Purchased Loan Collateral or the backup security interest granted by Seller to Purchaser hereunder.

“Unoriginated Loan Damages” has the meaning set forth in Section 2.04(g)(ii).

“Verification Agent” means DV01, Inc.

“Warrant” means the warrants issued to WarrantCo pursuant to the Warrant Agreement.

“Warrant Agreement” means the Warrant Agreement dated as of the date hereof by and between PMI and WarrantCo.

“WarrantCo” means PF WarrantCo Holdings, LP, a Delaware limited partnership.

“WebBank Agreements” means each of (a) the Asset Sale Agreement dated as of July 1, 2016 by and between the Bank and Seller, (b) the Asset Servicing Agreement dated as of July 1, 2016 between PMI, as servicer, and the Bank, (c) the Marketing Agreement dated as of July 1, 2016 between the Bank and PMI and (d) the Stand By Purchase Agreement dated as of July 1, 2016 between the Bank and PMI, in each case as amended from time to time in accordance with the terms of this Agreement.

“WebBank-Prosper Credit Policy” means the Credit Policy attached as Exhibit B to the Marketing Agreement dated as of July 1, 2016 by and between the Bank and PMI, as amended from time to time.

“Website” means www.prosper.com, any related landing pages or similar or successor sites operated in connection with the online credit marketplace of Seller or any of its Affiliates and any other consumer credit platform operated by Seller or any of its Affiliates.

“Weighted Average Term Limits” has the meaning set forth in Section 2.09(d).

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Section 1.02    Rules of Construction.

(a)As used in this Agreement: (i) all references to the masculine gender shall include the feminine gender (and vice versa); (ii) all references to “include,” “includes,” or “including” shall be deemed to be followed by the words “without limitation”; (iii) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (iv) references to another agreement, instrument or other document means such agreement, instrument or other document as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, unless explicitly stated to the contrary; (v) references to “dollars” or “$” shall be to United States dollars unless otherwise specified herein; (vi) unless otherwise specified, all references to days, months or years shall be deemed to be calendar days, months or years; (vii) all references to “quarter” shall be deemed to mean calendar quarter; and (viii) unless otherwise specified, all references to an article, section, subsection, exhibit or schedule shall be deemed to refer to, respectively, an article, section, subsection, exhibit or schedule of or to this Agreement.

(b)The fact that any Party provides approval or consent shall not mean or otherwise be construed to mean that: (i) either Party has performed any due diligence with respect to the requested or required approval or consent, as applicable; (ii) either Party agrees that the item or information for which the other Party seeks approval or consent complies with any Applicable Laws; (iii) either Party has assumed the other Party’s obligations to comply with all Applicable Laws arising from or related to any requested or required approval or consent; or (iv) except as otherwise expressly set forth in such approval or consent, either Party’s approval or consent impairs in any way the other Party’s rights or remedies under the Agreement, including indemnification rights for any failure to comply with all Applicable Laws.

ARTICLE II
BENEFICIARY COMMITMENT AND PURCHASE OF LOANS

Section 2.01    Procedures for Offer and Commitment.

(a)Subject to the terms and conditions hereof, including the Aggregate Purchase Obligation,
(i) during the first twelve (12) month period following the Initial Purchase Date, Seller shall commit to sell to Purchaser (on behalf of Beneficiary) and Purchaser (on behalf of Beneficiary) shall commit to purchase from Seller, on a monthly basis, Eligible Loans with an aggregate initial principal balance of no less than
$[***] and no more than $[***], in each calendar month, (ii) beginning on the thirteenth (13th) month following the Initial Purchase Date and all months thereafter during the Term of this Agreement, Seller shall commit to sell to Purchaser and Purchaser shall commit to purchase from Seller, on a monthly basis, Eligible Loans with an aggregate initial principal balance of no less than $[***] and no more than $[***], in each calendar month, subject to adjustment pursuant to Section 2.17 in the event of a [***]. The minimum and maximum monthly commitments to purchase Eligible Loans described herein are referred to, respectively, as the “Minimum Monthly Purchase Amount” and the “Maximum Monthly Purchase Amount”.

(b)Seller shall provide Beneficiary with a written request delivered by email pursuant to and at the address specified in Section 9.01 for a binding commitment by Purchaser (on behalf of Beneficiary) to purchase (during the applicable calendar month set forth in such written request) the initial principal balance of Eligible Loans set forth in such written request no earlier than [***] before the first day of each calendar month preceding the month of purchase of Eligible Loans and no later than [***] before the first day of each calendar month preceding the month of purchase of such Eligible Loans (each, a “Monthly

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Purchase Request”, and the initial principal balance of Eligible Loans set forth in such Monthly Purchase Request, the “Monthly Requested Purchase Amount”), subject to the applicable Maximum Monthly Purchase Amount in the applicable month and the Aggregate Purchase Obligation, and upon receipt of the Monthly Purchase Request, Beneficiary may provide Seller with written notice of its acceptance in whole or in part (each a “Monthly Purchase Acceptance”) delivered by email pursuant to and at the address specified in Section 9.01 of its binding commitment to acquire such Monthly Requested Purchase Amount (or a portion thereof) (such amount specified in the Monthly Purchase Acceptance, the “Monthly Purchase Amount”) not later than [***] after such receipt of the Monthly Purchase Request. Each Monthly Purchase Acceptance shall constitute a binding commitment by Purchaser (on behalf of Beneficiary) to purchase the Monthly Purchase Amount of Eligible Loans as is set forth therein during such applicable calendar month.

(c)For the avoidance of doubt, Seller may only submit one Monthly Purchase Request with respect to each calendar month during the Term, unless Beneficiary has not responded in writing to a Monthly Purchase Request (or has committed to purchase less than the Monthly Requested Purchase Amount pursuant to its Monthly Purchase Acceptance), and Seller is acting pursuant to Beneficiary’s right to cure under this Agreement. The Seller and Beneficiary may mutually agree in writing to increase the Monthly Purchase Amount during any calendar month and such higher agreed upon amount shall serve as the Monthly Purchase Amount for that calendar month (including for purposes of the [***]% Test and the Minimum Monthly Purchase Test).

(d)Notwithstanding the foregoing procedures in this Section 2.01, for each of the calendar months of March, 2017 and April, 2017, the Parties have agreed to the Monthly Purchase Amount in respect of each such calendar month as set forth on Schedule 1. The procedures set forth in this Section 2.01 (other than the foregoing sentence) shall apply to funding in each subsequent calendar month commencing on May 1, 2017.

Section 2.02     Commitment Breach. To the extent that Beneficiary has first provided Seller with written notice that either (1) [***] or (2) [***] (each a “Cure Condition”), then the following provisions below shall be applicable:

(a)[Reserved]

(b)In the event of a Commitment Breach, Beneficiary [***]. Other than as set forth in the preceding sentence, Beneficiary shall not have any further right to cure such Commitment Breach. Upon receipt of the [***], if any, Beneficiary and Seller shall mutually agree to a timeline and funding schedule for the [***] which shall be a binding commitment of Purchaser (on behalf of Beneficiary) to purchase such Eligible Loans in accordance with [***].

(c)If (i) [***] or (ii) [***], then such actions set forth in each of clause (i) and clause (ii) shall have the respective effects set forth in Section 9.01 of the Warrant Agreement (which for avoidance of doubt shall be Purchaser’s and Beneficiary’s sole and exclusive remedy in respect of Seller’s failure identified in clause (ii) immediately above). [***]

(d)    [***]

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Section 2.03    Conditions Precedent

(a)The obligation of Purchaser to make the initial purchase under this Agreement shall be subject to the satisfaction or waiver of the following conditions on the Initial Purchase Date with respect to each Eligible Loan:

(i)    This Agreement, the Servicing Agreement, [***] and all agreements, certificates, and instruments required to be delivered hereunder and thereunder have been executed by all relevant parties and received by Beneficiary and Purchaser;

(ii)    Opinions of in-house and outside counsel to the Seller, in form and substance reasonably acceptable to the Beneficiary;

(iii)    A secretary’s certificate of each of Seller and PMI attaching its organizational documents, authorizing resolutions, incumbency certificates and a certificate of good standing dated as of a date within five (5) Business Days of the Initial Purchase Date;

(iv)    A secretary’s certificate of PMI attaching the WebBank-Prosper Credit Policy, which includes the [***] that is effective through and including March 1, 2017 and the [***] that will become effective on March 2, 2017;

(v)    An Officer’s Certificate of Seller that all conditions precedent under this Section 2.03(a) have been satisfied; and

(vi)    [***]

(b)The obligation of Purchaser to make each purchase under this Agreement (including on the Initial Purchase Date) shall be subject to the satisfaction or waiver of the following conditions on each Origination Date and Purchase Date with respect to each Eligible Loan:

(i)    Each representation and warranty specified in Section 4.01 shall be true and correct as of such Origination Date and Purchase Date, and each representation and warranty specified in Section 4.02 shall be true and correct with respect to the Loan to be purchased as of such Purchase Date;

(ii)    There has been no breach of the [***] in the calendar month preceding such Purchase Date that has not been cured within [***] of the occurrence of such breach;

(iii)    Beneficiary has not notified Seller that any of its [***] have been suspended, revoked or terminated as a result of any [***];

(iv)	[***]; and

(v)	No Termination Event has occurred.

For the avoidance of doubt, the loss of [***] shall not result in a failure of the condition precedent described in clause (iii) above.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

(c)In the event that any Loan shall be sold by Seller and purchased by Purchaser during the Term in the absence of the satisfaction of any of the above conditions precedent as of the applicable Origination Date and Purchase Date, [***].

Section 2.04    [***]

(a)    [***]

(b)Acceptance or Rejection. By 5:00 pm New York time on the [***] prior to the applicable [***] in an [***] (which date shall be no sooner than the [***] Business Day after delivery of such [***]), Beneficiary shall provide to Seller written notice of its decision to accept or reject all or any portion of the Loan Listings for the applicable [***] (any such notice of rejection, a “Purchaser Allocation Rejection Notice”), and in the event no such notice is received by Seller by such time, Beneficiary shall be deemed to have irrevocably accepted the full amount set forth in the applicable [***]. Any rejection by Beneficiary of all or any part of [***] the Loan Listings for [***] set forth in the [***] (or to the extent applicable, [***]) shall constitute an “Allocation Breach” in respect of such Loan Listings. In the event of any Allocation Breach with respect to all Loan Listings for the applicable [***], Seller shall cease any applicable allocations specified in the [***] for which Beneficiary has provided a Purchaser Allocation Rejection Notice. For the avoidance of doubt, delivery a Purchaser Allocation Rejection Notice due to the failure of Seller to satisfy the conditions precedent specified in [***] shall not constitute an Allocation Breach.

(c)	Cure Right for Allocation Breach. [***]

(d)    [***]

(e) Treatment of Loans Not Purchased [***]. If the Seller does not provide the Purchaser with the opportunity to cure an Allocation Breach for the length of the [***], then [***].

(f)    [***]

(g)Allocation Damages; [***]. With respect to any Loan Listings on the [***] that are made available to Purchaser for cure for [***] but are not actually cured pursuant to Section 2.04(c), Beneficiary shall pay to Seller either:

(i)    if such Loan Listing(s) result in the origination of Loans, the dollar amount equal to the difference between (A) [***] and (B) [***], in each case within [***] Business Days of the date of notification by Seller to Purchaser of the sale and related difference in [***] (the “Originated Loan Damages”); or

(ii)    if such Loan Listing(s) do not result in the origination of Eligible Loans as a result of such Allocation Breach and not because such [***], the variable [***] equal to [***] percent ([***]%) of the [***] of such [***] within [***] Business Days of the date of notification by Seller to Purchaser of the cancellation and/or expiration of such Loan Listings and the related [***] (the “Unoriginated Loan Damages” and together with the Originated Loan Damages, the “Allocation Damages”).

Subject to the remedies of loss of Warrants or loss of enhanced voting rights set forth in the Warrant Agreement or the Stockholder Agreement, [***].

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Section 2.05    [***] Cash Drag

(a)	Seller shall use commercially reasonable efforts to minimize Beneficiary’s cash drag [***].

(b)	As used in this Section 2.05 the following terms shall have the following meanings:

“Origination Period” means the [***] calendar day period during which Loans are expected to be originated beginning on each [***].

“Deficient Origination Period” means any Origination Period in respect of which (i) the amount of Eligible Loans presented by Seller to Purchaser for purchase during such Origination Period is [***].

[***]

[***]

Section 2.06    Funding Request; [***]

(a) Funding Request [***]. [***], Seller shall send to Beneficiary a funding request specifying the Loan Listings to be originated or that would have been originated by Bank on such Origination Date or Anticipated Origination Date, as applicable, and the Purchase Price for such Loans (the “Loan List”), subject to the applicable [***] and the applicable Monthly Purchase Amount (or to the extent applicable, [***]). Beneficiary shall wire the specified Purchase Price for such Loans to the FBO Funding Account by [***] am Pacific time on the [***]. [***]. To the extent that Beneficiary commits a [***] that [***] in accordance with [***], any such Loan Listing with respect to such Eligible Loan may be immediately cancelled by Seller in its sole discretion. [***]

(b)    [***]

(c)    [***]

(d)Treatment of Loans Purchased Pursuant [***].

(e)[***] Damages; [***]. With respect to any Loan Listings on the Loan List that are not originated as a result of a [***] and not [***], Beneficiary shall pay to Seller either:

(i)    if such Loan Listing(s) result in the origination of Loans, the dollar amount equal to the difference between (A) [***] and (B) [***], in each case within [***] Business Days of the date of notification by the Seller to Purchaser of the sale and the related difference in [***] (the “[***]”); or

(ii)    if such Loan Listing(s) do not result in the origination of Eligible Loans as a result of such [***] and not [***], the [***] equal to [***] percent ([***]%) of the [***] to Seller within [***] Business Days of the date of notification by Seller to Purchaser of the cancellation and/or expiration of such Loan Listings and [***].

Subject to the remedies of loss of Warrants or loss of enhanced voting rights set forth in the Warrant Agreement or the Stockholder Agreement, [***].

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Section 2.07    Verification, Origination and Purchase

(a)At least [***] hours prior to [***] Pacific time on the Origination Date for a Loan, Seller shall provide the Verification Agent access to the information and documents in the “Borrower Data File” information as set forth on Section E of Exhibit B hereto necessary to allow the Verification Agent to verify whether such Loan is an Eligible Loan. In the event a Loan is determined not to be an Eligible Loan, then Purchaser shall not be required to purchase such Loan. For the avoidance of doubt, (i) the failure to purchase any Loans due to the failure to satisfy a condition precedent for such purchase specified in Section 2.03(b) shall not constitute an Allocation Breach or a [***], and (ii) the verification or failure to verify any such loan prior to purchase of such loan [***].

(b)Following receipt of the Purchase Price on any Origination Date, Seller will request that the Bank originate all related Loan Listings that have successfully completed verification.

(c)Two (2) Business Days after the Origination Date (such date being the Purchase Date), Seller will purchase such originated Loans from Bank and will sell such Loans to Purchaser.

Section 2.08    Effect of Beneficiary’s Payment of Damages.

If Beneficiary (a) commits an Allocation Breach or a [***] and (b) pays the Allocation Damages as specified in Section 2.04(g) above (in the case of an Allocation Breach) or the [***] as specified in Section 2.06(e) above (in the case of a [***]), then, [***]. Notwithstanding the foregoing sentence, if, in any calendar month, the sum of [***], then Seller shall be deemed to have sold sufficient Loans for purposes of the Initial [***]% Test and/or Cure [***]% Test for such calendar month, as applicable. [***]

Section 2.09    Purchases and Loan Allocations

(a)Purchases; Random Allocations. Purchaser hereby delegates to Seller the authority to execute the purchases of Eligible Loans on behalf of Purchaser (for the benefit of Beneficiary) through Beneficiary’s Prosper Account in accordance with this Agreement. On each day during the Term, Seller shall (i) in the case of any day Purchaser is the only purchaser of Eligible Loans allocated to the Passive Loan Channel, allocate all such Eligible Loans to Beneficiary on such day, or (ii) in the case of any day there is one or more purchasers of Eligible Loans allocated to the Passive Loan Channel in addition to Purchaser allocate all such Eligible Loans on such day to all such purchasers (including Purchaser) on a random basis, in each case under clauses (i) and (ii), subject to the [***], it being understood, in addition, that not all Loan Listings submitted on a given day will be scheduled to be posted on the Website on that day if Seller reasonably determines that [***]. With respect to each Eligible Loan, Seller shall not, and shall not agree to, sell, pledge or otherwise transfer such Eligible Loan or any interest therein to any Person prior to making such random allocation across the two Channels. Upon allocation of an Eligible Loan in accordance with Article 2, Seller commits to offer to Purchaser, and Beneficiary (through the Purchaser) hereby commits to purchase, such Eligible Loan, subject to the terms of this Agreement; provided, however, that any Non-Offered Loans shall be released and removed from any Purchase Commitment.

(b)No Adverse Selection. When selecting Loans that satisfy the criteria to be Eligible Loans to be sold to Purchaser under this Agreement, Seller shall not utilize any selection procedures intended and designed to provide Purchaser with a lower quality of Eligible Loans (that have been assigned a specific Prosper Rating) as compared to otherwise Eligible Loans (that have been assigned the same such Prosper Rating) provided to any other similarly situated purchaser of such Eligible Loans or otherwise retained by Seller. Among the Eligible Loans purchased by Purchaser under this Agreement in a given calendar month, except as specified in Section 2.09 (c), (d) and (e) below and as may be mutually agreed by Beneficiary and

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Seller from time to time, the relative proportions of Eligible Loans by loan term and the Prosper Rating will reflect the relative proportions of otherwise Eligible Loans by loan term and Prosper Rating originated through the Platform as a whole during such calendar month, subject to such Loans meeting the agreed upon criteria to qualify as Eligible Loans and not being in excess of the [***].

(c)Concentration Limits. Notwithstanding the foregoing, in no event shall the percentage of Purchased Loans (based on outstanding principal balance) purchased by Purchaser that are outstanding (based on outstanding principal balance) conflict with the below:

(i)    a Prosper Rating lower than AA, not to exceed [***]%;

(ii)	a Prosper Rating lower than A, not to exceed [***]%;

(iii)	a Prosper Rating of C, not to exceed [***]%;

(iv)	a Prosper Rating of D, not to exceed [***]%;

(v)	a Prosper Rating of E, not to exceed [***]%;

(vi)	a Prosper Rating of HR, not to exceed [***]%;

(vii)	an original term to maturity greater than [***] months, not to exceed [***]%;

(viii)    an original term to maturity of greater than [***] months for any Eligible Loans within a single Prosper Rating, not to exceed [***]%;

(ix)    Borrowers located in the State with the largest concentration of Borrowers, not to exceed [***]%;

(x)    Borrowers located in the State with the second largest concentration of Borrowers, not to exceed [***]%;

(xi)    Borrowers located in the State with the third largest concentration of Borrowers, not to exceed [***]%;

(xii)	weighted average FICO Score of Borrowers, shall exceed [***]; or

(xiii)    weighted average gross coupon, fails to exceed the following percentages for each Prosper Rating:

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Grade	Term	Minimum Gross WAC
AA	36 month	[***]%
A	36 month	[***]%
B	36 month	[***]%
C	36 month	[***]%
D	36 month	[***]%
E	36 month	[***]%
HR	36 month	[***]%
AA	60 month	[***]%
A	60 month	[***]%
B	60 month	[***]%
C	60 month	[***]%
D	60 month	[***]%
E	60 month	[***]%

The portfolio composition shall be measured on the [***] of each calendar week (for the period of each calendar week from [***] through [***]) and the [***] day of each calendar month. [***]

(d)Weighted Average Term Limit. Notwithstanding the foregoing, the origination dollar weighted average term to maturity for all of the outstanding Eligible Loans purchased under this Agreement shall not exceed [***] months (the “Weighted Average Term Limits”). The origination dollar weighted average term to maturity shall be measured on the [***] of each calendar week (for the period of each calendar week from [***] through [***]) and the [***] day of each calendar month. If the weighted average term to maturity exceeds [***] months, Seller shall have [***]. The Weighted Average Term Limits and the [***] are referred to in this Agreement as the “Loan Portfolio Concentration Limits.”

(e)Net Rate of Return. The expected net rate of return of the Eligible Loans, at Origination Date, sold to Purchaser during each calendar quarter (the “IRR”) will be at least [***] percent ([***]%) in Seller’s standard base case loss scenario which is based upon standard base case assumptions (e.g., Seller’s reasonable expectation for losses based upon the current macroeconomic environment) and at least [***] percent ([***]%) in a stress scenario where unit losses are simulated to be [***] times higher than the base case assumptions for the entire duration of the loan portfolio’s life (such requirements, the “IRR Requirement”). [***]

Section 2.10 Sale and Conveyance of Purchased Loans.

(a)Immediately upon receipt by Seller of the Purchase Price on the Purchase Date (i) Seller shall and hereby does sell, transfer, assign, set over and convey to Purchaser, without recourse except as provided herein, all rights, title and interest of Seller in and to such Purchased Loans, and (ii) Purchaser shall and as of such Purchase Date hereby does become, for all purposes, the owner of such Purchased Loan, in each case irrespective of (and without impairing in any way Beneficiary’s or Purchaser’s rights and remedies with respect to) the failure of any other conditions precedent to purchase being satisfied; provided, however, that each of Beneficiary and Purchaser acknowledges and agrees that Seller will retain on the Platform electronic copies of (A) the Loan Documents for such Purchased Loan as well as (B) any data or information that comprise any Data Files for such Purchased Loan; provided, further, that Seller

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will retain the right (subject to the confidentiality provisions of this Agreement) (X) to use and permit its Affiliates to use the same in the performance of its obligations hereunder and in the conduct of its and its Affiliates’ businesses generally (subject to the confidentiality provisions of this Agreement), including without limitation to facilitate the origination, acquisition and sale of Loans to persons other than Purchaser, and to fulfill the reporting obligations of Seller and its Affiliates with respect to any such sales, and (Y) to use, deliver or release copies of any such data, information or documents, and permit its Affiliates to use, deliver or release copies thereof, to its or their accountants, counsel or advisors, to regulators or other Regulatory Authorities of competent jurisdiction, or to other Persons to the extent necessary and appropriate to respond to subpoenas or other appropriate demands therefor in connection with any action, proceeding, arbitration or investigation in any forum of or before any Regulatory Authority.

(b)On each Purchase Date, Seller shall provide the “Borrower Data Files” as set forth on Section E of Exhibit B hereto in XML format to the Beneficiary’s Verification Agent, the Backup Servicer and to any trustee or other agent who is a Qualified Custodian. In addition, Seller shall provide to Beneficiary’s Verification Agent and such other recipients as Beneficiary shall request a borrower funding notice in the form of Exhibit F hereto.

(c)On each Purchase Date, Seller shall provide access to data regarding the Purchased Loans identifying which Loans have become Purchased Loans.

(d)With respect to each Loan sold by Seller hereunder, Beneficiary shall pay to Seller on an ongoing basis the Loan Trailing Fee in the same manner and at the same time as the Servicing Fee, as set forth in the Servicing Agreement.

(e)The Parties acknowledge and agree that the Purchase Price for each Loan reflects an arms- length negotiation, resolution and transaction. The Parties acknowledge and agree that the loan balance of each Purchased Loan includes the Origination Fee.

Section 2.11 Terms of Use. By entering into this Agreement, each of Beneficiary and Purchaser accepts and agrees to comply with the Terms of Use, as they may be modified by Seller from time to time with the prior consent of Beneficiary (such consent not to be unreasonably withheld, delayed or conditioned), other than (i) as may be required by law, regulation or governmental guidance applicable to PMI, Seller or its subsidiary or the Bank, or (ii) changes that are immaterial or clerical; provided, however, that if any provision of the Terms of Use conflicts with any provision of this Agreement or the Servicing Agreement, the applicable provisions of this Agreement or the Servicing Agreement shall govern.

Section 2.12 Modification of Loan Documents. Seller shall not, and shall not permit any other Person to, modify, amend or waive any term or condition of a Loan between the date on which Seller has provided information with respect to such Loan to Beneficiary on the Loan List and the Purchase Date. If any of the Loan Documents for a Purchased Loan are modified, amended, or replaced by Seller in a manner other than as contemplated by the Loan Documents prior to the Purchase Date, then Seller shall notify Beneficiary in writing of such modifications, amendments, or replacement documents at least [***] prior to such Purchase Date. Beneficiary shall not be obligated to cause Purchaser to purchase any Loan if Beneficiary does not agree, or has not previously agreed in writing to such modifications, amendments or replacement documents for such Loan.

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will retain the right (subject to the confidentiality provisions of this Agreement) (X) to use and permit its Affiliates to use the same in the performance of its obligations hereunder and in the conduct of its and its Affiliates’ businesses generally (subject to the confidentiality provisions of this Agreement), including without limitation to facilitate the origination, acquisition and sale of Loans to persons other than Purchaser, and to fulfill the reporting obligations of Seller and its Affiliates with respect to any such sales, and (Y) to use, deliver or release copies of any such data, information or documents, and permit its Affiliates to use, deliver or release copies thereof, to its or their accountants, counsel or advisors, to regulators or other Regulatory Authorities of competent jurisdiction, or to other Persons to the extent necessary and appropriate to respond to subpoenas or other appropriate demands therefor in connection with any action, proceeding, arbitration or investigation in any forum of or before any Regulatory Authority.

(b)    On each Purchase Date, Seller shall provide the “Borrower Data Files” as set forth on Section E of Exhibit B hereto in XML format to the Beneficiary’s Verification Agent, the Backup Servicer and to any trustee or other agent who is a Qualified Custodian. In addition, Seller shall provide to Beneficiary’s Verification Agent and such other recipients as Beneficiary shall request a borrower funding notice in the form of Exhibit F hereto.

(c)    On each Purchase Date, Seller shall provide access to data regarding the Purchased Loans identifying which Loans have become Purchased Loans.

(d)    With respect to each Loan sold by Seller hereunder, Beneficiary shall pay to Seller on an ongoing basis the Loan Trailing Fee in the same manner and at the same time as the Servicing Fee, as set forth in the Servicing Agreement.

(e)    The Parties acknowledge and agree that the Purchase Price for each Loan reflects an arms-length negotiation, resolution and transaction. The Parties acknowledge and agree that the loan balance of each Purchased Loan includes the Origination Fee.

Section 2.11 Terms of Use. By entering into this Agreement, each of Beneficiary and Purchaser accepts and agrees to comply with the Terms of Use, as they may be modified by Seller from time to time with the prior consent of Beneficiary (such consent not to be unreasonably withheld, delayed or conditioned), other than (i) as may be required by law, regulation or governmental guidance applicable to PMI, Seller or its subsidiary or the Bank, or (ii) changes that are immaterial or clerical; provided, however, that if any provision of the Terms of Use conflicts with any provision of this Agreement or the Servicing Agreement, the applicable provisions of this Agreement or the Servicing Agreement shall govern.

Section 2.12 Modification of Loan Documents. Seller shall not, and shall not permit any other Person to, modify, amend or waive any term or condition of a Loan between the date on which Seller has provided information with respect to such Loan to Beneficiary on the Loan List and the Purchase Date. If any of the Loan Documents for a Purchased Loan are modified, amended, or replaced by Seller in a manner other than as contemplated by the Loan Documents prior to the Purchase Date, then Seller shall notify Beneficiary in writing of such modifications, amendments, or replacement documents at least [***] prior to such Purchase Date. Beneficiary shall not be obligated to cause Purchaser to purchase any Loan if Beneficiary does not agree, or has not previously agreed in writing to such modifications, amendments or replacement documents for such Loan.

Section 2.13 Limitation on Purchase Obligation. Purchaser shall have no obligation to purchase, nor shall Beneficiary have any obligation to cause Purchaser to purchase, any Loan at any time after the termination of this Agreement.

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Section 2.14 Loan Documents, Data Files and Other Documents. Beneficiary hereby agrees that, unless and until Loan Documents and Data Files are transferred to Purchaser or its designee in accordance with this Agreement, Seller shall hold and maintain such Loan Documents and Data Files at all times while such Purchased Loan is outstanding on behalf of and for the benefit of the Purchaser. To the extent not received by Beneficiary or its designee under the Servicing Agreement, Beneficiary may reasonably request Seller to, and upon such request Seller shall, transmit to Beneficiary or its designee any documents received by Seller with respect to a Purchased Loan after the related Purchase Date to the extent related to the pre-payment, payment or delinquency of such Purchased Loan. Beneficiary or its designee may elect to receive copies of the Loan Documents, the Data Files and any additional documents described in this Section 2.14 for each Purchased Loan electronically via secure FTP or such other method as may be acceptable to Seller and Beneficiary, subject to the requirements of Section 6.03 regarding the custody of Customer NPPI.

Section 2.15 Books and Records. Ownership of each Purchased Loan as of the related Purchase Date shall be vested in the Purchaser. To the extent that record title is deemed to remain with Seller in any respect, Seller hereby disclaims any beneficial or economic ownership in the Purchased Loans. In connection with the sale and conveyance of the Purchased Loans, Seller agrees to indicate, or cause to be indicated, in its books, records and computer files, that the Purchased Loans have been sold to Purchaser. All rights arising out of the Purchased Loans including, but not limited to, all funds received by Seller in connection with a Purchased Loan after the related Purchase Date for such Purchased Loan, shall be vested in Purchaser and all such funds shall be received and held by Seller in trust for the benefit of Purchaser as the owner of the Purchased Loans pursuant to the terms of this Agreement and paid promptly over to Purchaser.

Section 2.16 Purchases of Borrower Payment Dependent Notes Not Covered. This Agreement does not cover any bidding for or purchases of Borrower Payment Dependent Notes by Beneficiary on the Retail Platform. The Loans originated and offered for sale by Seller pursuant to this Agreement will be offered through the Institutional Platform that is, and is identified on the Website as being, separate from the Retail Channel through which Seller originates and offers Borrower Payment Dependent Notes. The Purchased Loans do not comprise collateral securing any Borrower Payment Dependent Notes.

Section 2.17 [***]. In the event of [***], the term of this Agreement shall be extended by up to three (3) months and Seller shall offer Eligible Loans to Purchaser on a monthly basis with an initial principal amount to be determined by Seller, provided that such monthly initial principal amount shall be
(i)at least the lesser of (a) $[***] and (b) the remaining [***], and (ii) no greater than $[***], until the aggregate [***] has been offered to Purchaser pursuant to this Agreement; provided, however, that in the event that the [***] is not known to Seller at the time a related Monthly Purchase Request is required to be given by Seller, Seller shall make a good faith estimate of such amount [***]. For the avoidance of doubt, any extension of the term of this Agreement due to [***] shall run coterminously with any extension of the term due to an [***].

Section 2.18 [***]. [***]
[***]

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ARTICLE III
TRUE SALE; GRANT OF SECURITY INTEREST; ENFORCEMENT

Section 3.01    True Sale.

Each of Seller, Beneficiary and Purchaser agree that the transactions contemplated hereby are intended to be and shall constitute and be construed as, absolute and irrevocable sales of the Purchased Loans transferred pursuant to Article 2 above, and are not intended to be financings or loans by Purchaser or Beneficiary to Seller, and shall provide Purchaser with the benefits of ownership of the Purchased Loans, conveying good title free and clear of any liens or rights of others, such that any interest in and title to the Purchased Loans would not be property of Seller’s estate in the event Seller becomes a debtor in a case under Debtor Relief Laws. The Parties shall treat such transactions as sales for tax, accounting and all other purposes. The sale of each Loan pursuant to Article 2 above transfers to Purchaser all of Seller’s right, title and interest in and to such Loan, and Seller will not retain any residual rights with respect to any Purchased Loan.

Section 3.02    Grant of Security Interest.

(a)    Notwithstanding the intent of the Parties, in the event that the transactions contemplated hereby are construed to be financings or loans made by Purchaser to Seller or the Purchased Loans are otherwise determined or held to be property of Seller, then (i) Seller hereby grants to Purchaser a present and continuing security interest in and to the following, whether now existing or hereafter created: all Purchased Loans (including all property described in the definition of “Loan”), and all proceeds (as defined in the UCC) of such Purchased Loans (collectively, the “Purchased Loan Collateral”); (ii) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC; (iii) the transfers of the Purchased Loans provided for herein shall be deemed to be a grant by Seller to Purchaser of a first priority lien upon and security interest in all of Seller’s right, title and interest in and to the Purchased Loan Collateral to secure Seller’s obligations hereunder and under the Servicing Agreement, including the obligation to pay over to Purchaser collections on the Purchased Loans, (iv) the possession by Purchaser or its custodian of the Purchased Loan Collateral and such other items of property as constitute instruments, chattel paper, money, negotiable documents, general intangibles or accounts shall be deemed to be “possession by the secured party” for purposes of perfecting the lien or security interest pursuant to the UCC, including Section 9-305 of the UCC; (v) each of Beneficiary and Purchaser is hereby authorized to take all necessary or appropriate actions to perfect Purchaser’s security interest in the Purchased Loan Collateral, including without limitation authorization to file financing statements on form UCC-1 naming Purchaser as secured party and Seller as debtor, and identifying the Purchased Loan Collateral as collateral therein, and any amendments thereto; and (vi) notifications to Persons holding such property and acknowledgments, receipts or confirmations from Persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of Purchaser for the purpose of perfecting such lien or security interest under the UCC. Any assignment of the interests of Purchaser in the Purchased Loans pursuant to any provision hereof shall also be deemed to be an assignment of any lien or security interest created hereby in the Purchased Loan Collateral.

(b)    Seller shall not create or permit any security interest arising through or under Seller or Bank in Purchased Loan Collateral, except in favor of Purchaser, and, if necessary, shall modify any previously executed loan or security agreement to eliminate any security interest granted in the Purchased Loan Collateral that has not been or will not be released at or prior to the effective time of transfer of the related Purchased Loan to Purchaser, including without limitation any security interest in such Purchased Loan Collateral as proceeds or as after acquired property.

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(c)    To the extent consistent with this Agreement, Seller, Purchaser and Beneficiary shall take such actions as may be deemed reasonably necessary or appropriate such that, if this Agreement were deemed to create a lien upon or security interest in the Purchased Loan Collateral and all such reasonably necessary or appropriate actions had been taken, such lien or security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement, including, without limitation, the execution and delivery by Seller to Purchaser of all assignments, security agreements, financing statements and other documents Purchaser or Beneficiary reasonably requests, in form and substance reasonably satisfactory to Purchaser or Beneficiary.

Section 3.03    Servicing Arrangements.

At the same time Beneficiary, Purchaser and Seller enter into this Agreement, and as a condition to Seller’s execution and delivery of this Agreement, Beneficiary, Purchaser and Seller will enter into the Servicing Agreement, which sets forth the terms on which Seller will service the Purchased Loans.

ARTICLE IV
REPRESENTATION, WARRANTIES AND COVENANTS

Section 4.01    Seller Representations and Warranties.

As of the Closing Date and as of each Purchase Date or such other applicable date as is specified below, Seller hereby covenants, represents and warrants to Beneficiary and Purchaser, with respect to itself and the Purchased Loans, where applicable, purchased on such Purchase Date, that, except as expressly and specifically modified in the Company Schedule of Exceptions as defined in and delivered pursuant to the Warrant Agreement:

(a)Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted, and is licensed, qualified and in good standing in each state where the laws of such state require licensing or qualification in order to conduct business of the type conducted by Seller, except to the extent that the failure to obtain or maintain any such license could not reasonably be expected to have a Material Adverse Effect with respect to Seller, and in any event Seller is in compliance with all Applicable Laws to the extent necessary to ensure the enforceability of the terms of this Agreement and its ability to perform its obligations hereunder.

(b)Seller has the full limited liability company power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by Seller, and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of Seller (except as such enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and by general principles of equity) and all requisite limited liability company action has been taken by Seller to make this Agreement valid and binding upon Seller in accordance with its terms.

(c)Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement (assuming receipt of all necessary consents), nor compliance with its terms and conditions, (i) will result in the creation or imposition of any Lien upon the Purchased Loans (other than any security interest granted pursuant to Section 3.02(a)) or (ii) conflicts with or results

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in the breach of, or constitutes a default under, any Purchased Loan or any material contract, agreement or other instrument to which Seller is a party or which may be applicable to Seller or its assets.

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(d)Assuming full and complete performance by Beneficiary and Purchaser of its covenants and obligations hereunder, Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform its covenants and obligations contained in this Agreement.

(e)No consent, approval, license, registration, authorization or order of any Regulatory Authority is required for the execution, delivery and performance by Seller of, or compliance by Seller with, this Agreement, or if required, such consent, approval, license, registration, authorization or order has been obtained prior to the related Purchase Date for such Loan, in each case except to the extent that the failure to obtain any such consent, approval, license, registration, authorization or order could not reasonably be expected to have a Material Adverse Effect with respect to Seller or adversely affect the validity, enforceability or collectability of such Purchased Loan.

(f)There are no judgments, proceedings or investigations pending against Seller or, to Seller’s Actual Knowledge, threatened against Seller, before any Regulatory Authority having jurisdiction over Seller or its properties: (i) asserting the invalidity of this Agreement or any Purchased Loans; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement; or (iii) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect with respect to Seller.

(g)To Seller’s Actual Knowledge, there are no judgments, proceedings or investigations pending or threatened against the Bank, before any Regulatory Authority having jurisdiction over the Bank or its properties: (i) asserting the invalidity of this Agreement or any Purchased Loans; or (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement.

(h)Seller is solvent and no voluntary or involuntary bankruptcy petition has been commenced by or against Seller, nor has Seller made an offer of assignment or compromise for the benefit of creditors. Seller will not be rendered insolvent by the consummation of the transactions contemplated hereby. Seller is not transferring any Purchased Loan with any intent to hinder, delay or defraud any of its creditors.

(i)The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of Seller, and the transfer, assignment and conveyance of the Purchased Loans by Seller pursuant to this Agreement are not subject to bulk transfer or any similar statutory provisions.

(j)	Seller is in compliance with all Applicable Laws in all material respects.

(k)Seller is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(l)Seller is in compliance with this Agreement in all material respects and no Servicer Default or event which, with the giving of notice or lapse of time or both, would constitute a Servicer Default, has occurred and is continuing.

(m)The Credit Guidelines set forth on Exhibit C hereto as of the date of this Agreement are true, correct and complete as of such date. No material amendments, changes or modifications to such Credit Guidelines have been made since the date of this Agreement without the prior approval of Beneficiary except (i) as may be required by law, regulation or governmental guidance applicable to PMI or Seller or to Bank or (ii) changes that are immaterial or clerical in nature.

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(n)As of their respective filing dates, none of Seller's SEC Exchange Act filings contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances they were made, not misleading.

(o)    [***]

(p)The Credit Guidelines, WebBank Agreements, WebBank-Prosper Credit Policy and Form Loan Documents furnished by Seller to Beneficiary prior to the date of this Agreement are true, correct, and complete as of the date of this Agreement. No material amendments, changes or modifications to the Credit Guidelines or WebBank Agreements (excluding the WebBank Prosper Credit Policy) furnished by Seller to Beneficiary prior to the date of this Agreement have been made without the prior written consent of Beneficiary, other than (i) as may be required by law, regulation or governmental guidance applicable to PMI, Seller or its subsidiary or the Bank, or (ii) changes that are immaterial or clerical. No material changes to the WebBank-Prosper Credit Policy or the Form Loan Documents furnished by Seller to Beneficiary prior to the date of this Agreement have been made without prior written notification to Beneficiary, other than (i) as may be required by law, regulation or governmental guidance applicable to PMI, Seller or the Bank, or (ii) changes that are immaterial or clerical in nature.

(q)The chief place of business and chief executive office of the Seller are located at the address set forth in Section 9.01 (or at such other locations, notified to Beneficiary in accordance with Section 9.01, in jurisdictions where all action necessary to maintain Beneficiary’s first priority perfected security interest in the Purchased Loans have been taken and contemplated) and have been located at such location at all times for the last five years except as specified in Schedule 3. The exact legal name of Seller is set forth on the signature pages hereto. Seller has not changed its name, changed its organizational structure, changed its jurisdiction of organization or used any name other than its exact legal name at any time since its formation, except as may be notified to Beneficiary in accordance with the terms of this Agreement.

Section 4.02    Purchased Loan Representations and Warranties.

Seller hereby represents, warrants and covenants to Beneficiary and Purchaser as of the related Purchase Date with respect to each Purchased Loan acquired on such date that:

(a)Such Purchased Loan is an Eligible Loan.

(b)Immediately prior to the sale thereof to Purchaser, Seller is the sole owner of such Purchased Loan and has good and marketable title thereto, free and clear of any interest, including any and all Liens, and has the right to assign, sell and transfer such Purchased Loan to Purchaser free and clear of any Lien, other than any security interest granted pursuant to Section 3.02(a), and Seller has not sold, assigned or otherwise transferred any right or interest in or to such Purchased Loan and has not pledged such Purchased Loan as collateral for any debt or other purpose, other than any security interest granted pursuant to Section 3.02(a). Immediately following the transfer of each Purchased Loan to Purchaser hereunder, Purchaser will own such Loan free and clear of any Lien (other than any security interest granted pursuant to Section 3.02(a)), and subject to Section 4.07, will have the right to assign, sell, transfer and pledge such Loan to any Person in connection with a Financing or otherwise.

(c)The collection and servicing practices used by Seller or its agent with respect to such Purchased Loan have been in all respects legal, proper, prudent and customary in the consumer loan origination and servicing industry, and are in accordance with Applicable Law as well as the terms of such Purchased Loan.

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(d)	[Reserved]

(e)Other than any security interest granted to Purchaser pursuant to Section 3.02(a), and any security interest that has been or will be fully released prior to or concurrently with the transfer thereof to Purchaser, Seller has not pledged, assigned, sold, granted a security interest in or otherwise conveyed such Purchased Loan. Seller has not authorized the filing of and is not aware of any financing statements against Seller that include a description of collateral covering any portion of such Purchased Loan other than any financing statement relating to any security interest granted to Purchaser pursuant to Section 3.02(a). The promissory note or other record that constitutes or evidences such Loan does not have any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than Purchaser that will not be removed or appropriately updated, amended or superseded to reflect that any such pledge, assignment or conveyance has been terminated and any related Lien fully released prior to or concurrently with the transfer thereof to Purchaser.

(f)Seller has not done anything to prevent or impair such Loan from being valid, binding and enforceable against the applicable Borrower, and no instrument has been executed by Seller, PMI or Bank that would result in any such release, satisfaction, cancellation or rescission of any Loan Document.

(g)Such Loan has not been originated in, and, as of any date of determination, is not subject to the laws of, any jurisdiction under which the sale, transfer, assignment, setting over, conveyance or pledge of such Loan would be unlawful, void or voidable. None of the Bank or Seller, as of any date of determination, has entered into any agreement with the related Borrower that prohibits, restricts or conditions the assignment of such Loan.

(h)Each Purchased Loan is readily identifiable by its respective loan identification number and loan listing number indicated in “C. Positions File” of the Data Files and no other loan owned by, or in possession or control of Seller, Servicer or PMI, at any time, has the same loan identification number or loan listing number as such Purchased Loan.

(i)The sale, transfer and conveyance of each Purchased Loan to Purchaser as and in the manner contemplated by this Agreement are sufficient (i) to fully transfer to Purchaser all right, title and interest of Seller thereto and (ii) to the extent that Seller retains an interest in such Loan despite such sale, transfer and conveyance, to grant to Purchaser the security interest referred to in this Agreement.

(j)The Loan Trailing Fee (as defined in the Servicing Agreement) related to such Purchased Loan is no greater than the “Loan Trailing Fee” contained in the Asset Sale Agreement, dated as of July 1, 2016 by and between the Bank and the Seller.

Section 4.03 Beneficiary Representations and Warranties.

As of the Closing Date and as of each Purchase Date, Beneficiary hereby represents and warrants to Seller that:

(a)Beneficiary is duly formed, validly existing and in good standing under the laws of the Cayman Islands and has all licenses necessary to carry on its business as now being conducted, and is licensed, qualified and in good standing in each state where the laws of such state require licensing or qualification in order to conduct business of the type conducted by Beneficiary, except to the extent that the failure to obtain or maintain any such license would not reasonably be expected to have a Material Adverse Effect with respect to Beneficiary, and in any event Beneficiary is in compliance with all

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Applicable Law to the extent necessary to ensure the enforceability of the terms of this Agreement, and its ability to perform its obligations hereunder.

(b)Beneficiary has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by Beneficiary, and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of Beneficiary (except as such enforceability may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally and by general principles of equity) and all requisite action has been taken by Beneficiary to make this Agreement valid and binding upon Beneficiary in accordance with its terms.

(c)Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement (assuming receipt of all necessary consents), nor compliance with its terms and conditions, conflicts with or results in the breach of, or constitutes a default under, any material contract, agreement or other instrument to which Beneficiary is a party or which may be applicable to Beneficiary or its assets.

(d)Assuming full and complete performance by Seller of its covenants and obligations hereunder, Beneficiary does not believe, nor does it have any reason or cause to believe, that it cannot perform its covenants and obligations contained in this Agreement.

(e)No consent, approval, license, registration, authorization or order of any Regulatory Authority is required for the execution, delivery and performance by Beneficiary of, or compliance by Beneficiary with, this Agreement, or if required, such consent, approval, license, registration, authorization or order has been obtained prior to the date hereof, in each case except to the extent that the failure to obtain any such consent, approval, license, registration, authorization or order would not reasonably be expected to have a Material Adverse Effect with respect to Beneficiary.

(f)There are no judgments, proceedings or investigations pending against Beneficiary or, to the best of Beneficiary’s knowledge, threatened against Beneficiary, before any Regulatory Authority having jurisdiction over Beneficiary or its properties: (i) asserting the invalidity of this Agreement; (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement; or (iii) seeking any determination or ruling that would reasonably be expected to have a Material Adverse Effect with respect to Beneficiary.

(g)Beneficiary is solvent and no voluntary or involuntary bankruptcy petition or winding up petition has been commenced by or against Beneficiary, nor has Beneficiary made an offer or assignment or compromise for the benefit of creditors.

(h)Beneficiary: (i) is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended and (ii) is acquiring interests in the Purchased Loans for investment only and not with a view to, or for resale in connection with, any distribution to the public or public offering thereof. Beneficiary acknowledges that the Purchased Loans have not been registered under the securities laws of any jurisdiction and cannot be disposed of unless they are subsequently registered under or sold pursuant to an applicable exemption under applicable securities laws and the provisions of this Agreement have been complied with. Beneficiary acknowledges that the Purchased Loans were not offered to Beneficiary by means of general solicitation or general advertising.

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(i)Neither the facilities through which Beneficiary will acquire Purchased Loans hereunder nor the individuals acting on Beneficiary’s behalf with respect to any such acquisition are located in the State of Alabama or the State of Indiana.

(j)Beneficiary is fully compliant with all applicable provisions of the AML-BSA Laws and the Foreign Corrupt Practices Act of 1977, as amended, and is subject to policies and procedures reasonably designed to ensure its ongoing compliance with such laws.

(k)Beneficiary: (i) has knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of an investment in the Purchased Loans and making an informed investment decision with respect thereto; (ii) has reviewed and evaluated all information necessary to assess the merits and risks of its investment in the Purchased Loans; (iii) is able to bear the economic and financial risk of an investment in the Purchased Loans for an indefinite period of time; (iv) has made its determination to cause Purchaser to purchase the Purchased Loans independent of any other purchaser of any Loans and independent of any statements or opinions as to the advisability of such purchase, which may have been made or given by any other Person or by any agent or employee thereof; (v) has been afforded by Seller access to, and has conducted its own due diligence, searches, inspections and investigations of and with respect to, the Purchased Loans (including the Loan Documents and Data File) to the extent it has desired to do so; (vi) has been assisted and advised by its own legal, accounting, and business advisers in connection with the acquisition of the Purchased Loans; (vii) except for the representations and warranties of Seller in Article 4, Beneficiary has relied solely upon its independent investigations and knowledge, and is fully familiar with the Purchased Loans; and (viii) except for the representations and warranties of Seller in Article 4, Beneficiary has not relied on, and in entering into this Agreement, Beneficiary does not rely on any representation or statement made by Seller or any of Seller’s officers, managers, directors, shareholders, employees, agents or attorneys.

(l)Beneficiary acknowledges and agrees that the Purchased Loans are not guaranteed or otherwise subject to any guaranty, surety, indemnity, subsidy or support of any kind by any Person, including without limitation, any Regulatory Authority. Beneficiary further acknowledges and agrees that Seller has not made and does not herein make any representation or warranty of any kind or nature with respect to the dischargeability, non-dischargeability or any other outcome of any bankruptcy or insolvency involving any Borrower or any other obligor of any of the Purchased Loans.

(m)Beneficiary acknowledges and agrees that Seller makes no representation or warranty as to (i) the fitness of any Purchased Loan for any particular use or business purpose of Beneficiary, (ii) the accuracy or the appropriateness of the methodology used by Beneficiary to assess and evaluate Purchased Loans or (iii) the amount Beneficiary ultimately will recover as payments or proceeds of any Purchased Loan or the timing of its receipt of any such amounts.

(n)Beneficiary acknowledges and agrees that (i) the representations and warranties made by Seller in Article 4 are the exclusive representations and warranties made by Seller in this Agreement, (ii) except for Seller’s representations and warranties set forth in Article 4 and in the Servicing Agreement, Seller is not making any express or implied representation or warranty whatsoever regarding the transactions contemplated by this Agreement or any other matter, and (iii) without limiting any of Seller’s representations or warranties set forth in Article 4, Seller shall not be liable or bound in any manner by any express or implied representation, warranty, guarantee, statement, promise or information made or furnished by any agent or representative of Seller or by any other Person acting as agent of, representing or purporting to be an agent of or represent Seller or any of its Affiliates.

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Section 4.04    Purchaser Representations and Warranties

Subject to Section 9.16, Purchaser hereby makes the following representations and warranties to Seller and Beneficiary as of the date hereof and as of each Purchase Date:

(a)Trustee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation. The execution, delivery and performance by Purchaser of this Agreement and the transactions contemplated hereby are within its powers and have been duly authorized by all necessary action. This Agreement has been duly executed and delivered by Purchaser and constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and/or other similar laws and general equitable principles.

(b)The execution, delivery and performance by Purchaser of this Agreement and the transactions contemplated hereby do not and will not violate, materially conflict with or result in a material breach or default under the organizational documents of Purchaser, any Applicable Law applicable to Purchaser, or any agreement or other document to which Purchaser is a party or by which it is bound.

(c)No authorization, approval, consent or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is or will be required to be obtained or made by Purchaser of the execution, delivery and performance of this Agreement and the transactions contemplated hereby, except to the extent the failure to obtain such authorization, approval, consent or other action, or to make any such notice or filing, would not have a material adverse effect on Purchaser’s ability to perform its obligations under this Agreement.

(d)There is no litigation or administrative proceeding before any court, tribunal or governmental body presently pending or, to the knowledge of Purchaser, threatened against Purchaser, which would have a material adverse effect on Purchaser’s ability to perform its obligations under this Agreement.

(e)Purchaser is fully compliant with all applicable provisions of the AML-BSA Laws and the Foreign Corrupt Practices Act of 1977, as amended, and is subject to policies and procedures reasonably designed to ensure its ongoing compliance with such laws.

Section 4.05    Seller Covenants.

Seller hereby covenants and agrees with Beneficiary and Purchaser as follows:

(a)Information. Seller acknowledges and agrees that Purchaser shall be the owner of all data and information relating to the Purchased Loans and the related Borrowers, including credit file information, servicing and collection history, and other books and records, and that all such information shall constitute “Confidential Information” subject to Section 6.02.

(b)Ownership. Seller will take all action necessary to effect and maintain Purchaser’s ownership interest in the Purchased Loans.

(c)Seller Obligations. Seller will do, execute and perform all such other acts, deeds and documents as Purchaser may from time to time reasonably require in order to carry out the intent of this Agreement.

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(d)No Liens, Etc. Against Consumer Loans. Seller hereby covenants and agrees not to create or suffer to exist (by operation of law or otherwise) any lien arising through or under Seller or Bank (other

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than Purchaser’s security interest under Section 3.02(a)) upon or with respect to, any of the Purchased Loans or any of its interest therein. Seller shall immediately notify Beneficiary of the existence of any lien arising through or under Seller or Bank (other than Purchaser’s security interest under Section 3.02(a)) on any of the Purchased Loans of which Seller has knowledge and Seller shall defend the right, title and interest of Purchaser in, to and under the Purchased Loans, against all claims of third parties arising through or under Seller or Bank.

(e)Books and Records. Seller shall maintain accounts and records as to each Purchased Loan hereunder accurately and in sufficient detail to permit the reader thereof to know at any time the status of such Purchased Loan. Seller shall maintain its computer records so that Seller's master computer records (including any back-up archives) that refer to any Purchased Loan indicate that such Purchased Loan is owned by Purchaser.

(f)Financing Facility Cooperation. Seller acknowledges that it is the intention of Beneficiary to enter into one or more financing facilities (directly or indirectly) to finance purchases of Eligible Loans (each such financing facility, the “Financing Facility”). In connection with any Financing Facility, Seller shall:

(i)    cooperate with respect to all reasonable requests and reasonable due diligence procedures, including, without limitation, participating in meetings with potential lenders;

(ii)    deliver to Beneficiary or to any person designated by Beneficiary (A) such information regarding Seller, PMI, loan delinquency, collection experience and such other information regarding the Loans as may be required by a potential lender as is customarily provided to purchasers or investors in the [***] or as is reasonably requested by Beneficiary, and (B) such other documents as may be reasonably requested by a potential lender; and

(iii)    make any commercially reasonable amendments to this Agreement and the Servicing Agreement requested by a potential lender in order to facilitate such Financing Facility.

In connection with each Financing Facility, Seller may be required (depending on the identity of the third party financing source) to execute a commercially reasonable multi-party agreement with the financing party and Seller may also be required to allow such financing party to be a third party beneficiary of the Servicing Agreement and this Agreement. [***]

(g)UCC Filing Information. Without providing at least [***] prior written notice to Beneficiary and completing all actions required or reasonably requested by Beneficiary to maintain Purchaser’s first priority perfected security interest in the Purchased Loans and other Purchased Loan Collateral, Seller will not change any of: its name, mailing address, organizational identification number, its type of organization, jurisdiction of organization or legal structure.

(h)Compliance Review. Not less than once per calendar year, and in conjunction with any reviews, audits or inspections performed under the Servicing Agreement, Beneficiary (and its agents, professional advisors, financing providers and other designees, including the Verification Agent) may at Beneficiary’s sole expense perform a compliance review in order to confirm Seller’s performance with the terms hereunder (a “Compliance Review”) with [***] Business Days’ prior written notice to Seller, which Compliance Review shall occur during normal business hours to (i) verify the compliance by Seller with this Agreement, (ii) verify the compliance by Seller with Applicable Laws and other legal compliance related

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to the Purchased Loans, (iii) verify compliance of the Purchased Loans and other Loans subject to Purchase Commitments hereunder with the criteria under the definition of “Eligible Loan” and the representations and warranties in Section 4.02, (iv) inspect Seller’s and its Affiliates’ books and records (including electronic records) related to the Purchased Loans and (v) review and verify such other material information relating to Purchased Loans that Beneficiary reasonably requests. Seller will cooperate with all reasonable requests and provide Beneficiary (and its agents, professional advisors, financing providers and other designees) with all necessary assistance and information in connection with each such Compliance Review. In connection with each Compliance Review, Beneficiary (and its agents, professional advisors, financing providers and other designees) shall have the right to visit locations used by Seller and its Affiliates (each, an “Inspection”), at Beneficiary’s expense. During each Inspection, Seller will provide representatives of Beneficiary (and its agents, professional advisors, financing providers and other designees) with reasonable access to Seller’s personnel (at Seller’s own expense) as reasonably necessary for Beneficiary (and its agents, professional advisors, financing providers and other designees) to perform a Compliance Review. In connection with any Compliance Review and/or Inspection, Beneficiary agrees to make reasonable efforts to minimize the impact on the business operations, resources and personnel of Seller. Except after the occurrence and during the continuation of Seller’s failure to perform or observe any obligation, covenant or agreement contained in this Agreement or a Compliance Review required by a lender to Beneficiary or a rating agency, if Beneficiary (and/or its agents, professional advisors and other designees) conducts a Compliance Review and/or Inspection more often than once per calendar year, Beneficiary agrees to pay to Seller an amount equal to $[***] for each such Compliance Review and/or Inspection conducted in addition to the annual Compliance Review and/or Inspection, in order to cover the salaries and other expenses of Seller’s personnel and the loss of revenue experience by Seller as a result of diverting its resources from its business to attend to any such additional Compliance Review and/or Inspection. For the avoidance of doubt, any information obtained or disclosed to Beneficiary (and its agents, professional advisors, financing providers and other designees) in connection with any such Compliance Review and/or Inspection shall be treated as Confidential Information of Seller in accordance with Section 6.02.

(i)    [***]

(j)Material Amendments. Without the prior written consent of Beneficiary, Seller shall not make any material amendments, changes or modifications to the [***] or the [***] on or after the date of this Agreement, except as (i) may be required by law, regulation or governmental guidance applicable to PMI, Seller or the Bank or (ii) that are immaterial and clerical in nature.

(k)Prior Notice of Changes. Without providing prior written notice to Beneficiary, Seller shall not make any:

(i)    Material Amendments to [***] furnished by Seller to Purchaser prior to the date of this Agreement, except (A) as may be required by law, regulation or governmental guidance applicable to [***] or (B) any such amendments that are immaterial and clerical in nature; or

(ii)    material amendments, changes or modifications to any [***] attached to this Agreement, except (A) as may be required by law, regulation or governmental guidance applicable to PMI, Seller or WebBank or (B) any such amendments that are immaterial and clerical in nature; or

(iii)    Material Amendments to the [***], except (A) as may be required by law, regulation or governmental guidance applicable to PMI, Seller, or WebBank or (B) any such amendments that are immaterial and clerical in nature.

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(l)Copies of Changes. In the event that any material amendments, changes or modifications under Section 4.05(j) or Section 4.05(k) above are required by law, regulation or governmental guidance applicable to PMI, Seller or Bank to be made, or any changes occur that are immaterial and clerical in nature, Seller shall promptly (and in any event within [***] Business Days of the occurrence of such amendments, changes or modifications) provide a copy of such changes to Beneficiary.

(m)    [***]

(n)    [***]

(o)    [***]

(p)Notices. Seller shall notify Beneficiary via electronic mail in accordance with Section 9.01 promptly (and in any event within [***] Business Days of Actual Knowledge) of the occurrence of any of the following:

(i)    A Termination Event or an event that with the giving of notice or passage of time, or both, would constitute a Termination Event.

(ii)	A breach of a representation and warranty of Seller in this Agreement.

(iii)	The failure to satisfy any conditions precedent specified in Section 2.03(b).

(iv)    [***]

(v)A default or event of default under Material Indebtedness.

(vi)Any written action, suit, claim, investigation or proceeding commenced or, to the Actual Knowledge of Seller, threatened in writing against Seller, which if decided adversely to Seller would result in the payment of an amount greater than or equal to $[***].

(vii)Any actual or threatened in writing claim, investigation, regulatory action, proceeding or order of a governmental authority or regulator relating to Seller or PMI, solely to the extent legally permitted to provide such notice, to the extent any such action could be reasonably likely to materially impair Seller’s ability to perform its obligations under this Agreement.

(viii)The failure to maintain, violation or suspension of any licenses, approvals, qualifications or authorizations to service loans in any relevant jurisdiction of Seller or PMI to the extent any such failure could be reasonably likely to materially impair Seller’s ability to perform its obligations under this Agreement.

(ix)	A change of Seller’s principal business address or name.

(q)Licensing Updates. After the Closing, on the [***] of each calendar month during the Term, Seller shall provide to Beneficiary information regarding any updates with respect to the jurisdictions in which Seller or PMI holds licenses, approvals, qualifications or authorizations (servicing, lending or otherwise) as well as the jurisdictions in which Seller or PMI has submitted with the applicable governmental or regulatory authority an application to seek licenses, approvals, qualifications or authorizations.

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(r)    [***]

(s)	Tax Treatment.

(i)    Except as set forth in this Section 4.05(s), Seller will not take a position for U.S. federal income tax purposes other than (A) Bank (or Seller) is the party that originates the Purchased Loans, and (B) such origination is not on behalf of any other party, including, without limitation, Purchaser or Beneficiary.

(ii)    Not more frequently than once per year, Seller may, upon the determination by a nationally recognized law firm or accounting firm that a position other than that set forth in Section 4.05(s)(i)(A) or (B) is required under Applicable Law, provide written notice to Beneficiary of such firm’s determination. Seller shall not be required to comply with the applicable covenant provided in Section 4.05(s)(i)(A) or (B) that is identified in the written notice unless, within [***] of the delivery of such notice, Beneficiary provides Seller an opinion from a nationally recognized law or accounting firm at a “should” level of comfort that the position set forth in Seller’s written notice is not required under Applicable Law.

(iii)    Seller shall control any proceeding before the Internal Revenue Service or any state or local taxing authority, or resulting litigation, involving a challenge or questioning of Seller’s use of the tax treatment described in Section 4.05(s)(i). Beneficiary shall have the right, through counsel or other representative of its choosing and at Beneficiary’s sole expense, to observe the conduct of such proceeding, and Seller shall keep Beneficiary reasonably informed regarding the progress of such proceeding and shall consult in good faith with Beneficiary in connection with such proceeding, including by discussing substantive strategy and approach of the Seller, giving Beneficiary a reasonable opportunity to review any correspondence from or submissions to the taxing authority or tribunal, and considering in good faith any comments or suggestions by Beneficiary (in all cases only to the extent such proceeding relates to the tax treatment described in Section 4.05(s)(i) and subject to the execution of a confidentiality agreement reasonably satisfactory to Seller). Seller will not take a position in such proceeding at variance with Beneficiary’s tax position that all activities related to the conduct of Beneficiary’s business in the United States are carried out by an independent agent within the meaning of Article V(6) of the Income Tax Treaty between the United States and Ireland, or successor provision of Applicable Law. For the avoidance of doubt, it shall not be a breach of this Section 4.05(s) for Seller to take a position that is required by a “determination” within the meaning of Section 1313(a) of the Internal Revenue Code (or similar provision of state or local law), either for the period covered by such determination or in any preceding or succeeding year.

(t)	Requests. [***]

(u)    [***]

(v) Credit Reporting. With respect to each Purchased Loan, to the extent not furnished by the Servicer under the Servicing Agreement, Seller will fully furnish, or cause to be so furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Experian and Trans Union Credit Information Company (two of the credit repositories) on a monthly basis.

(w)    [***]

CONFIDENTIAL TREATMENT
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This text has been separately filed with the SEC.

Section 4.06    Beneficiary and Purchaser Covenants and Acknowledgements.

(a)During the Term, Beneficiary shall not enter into any funding agreement or arrangement with [***], including any such funding agreement similar to the transactions contemplated by this Agreement, or invest in any products of any kind [***] or its affiliates, provided, that, the restrictions in this Section 4.06 shall not include (A) any restriction on purchasing any [***] products on the secondary market; or (B) any restriction on purchasing publicly registered equity in or assets (other than products) of, or entering into any lending arrangement (other than the purchase of products) with, [***]. Notwithstanding the previous sentence, if PMI, the Seller or any Affiliate thereof merges with or becomes an Affiliate of [***], the restrictions set forth in this Section 4.06(a) shall be of no further force and effect.

(b)Each of Beneficiary and Purchaser hereby acknowledges and agrees that (i) each purchase and sale of a Purchased Loan hereunder is an arms-length transaction between Beneficiary and Purchaser, on the one hand and Seller on the other hand; (ii) Seller is not acting as Beneficiary’s or Purchaser’s agent or fiduciary in connection with any such purchase and sale, except to the extent of any independent contractual relationship established hereby; (iii) Seller assumes no advisory or fiduciary responsibility with respect to Beneficiary or Purchaser in connection with any such purchase and sale; (iv) Seller has not provided Beneficiary or Purchaser with any legal, accounting, regulatory or tax advice with respect to any Loan; and (v) each of Beneficiary and Purchaser has consulted its own legal, accounting, regulatory and tax advisors with respect to the Purchased Loans to the extent it has deemed appropriate.

(c)Beneficiary and Purchaser will provide a single point of contact (the “Purchaser Contact”) for discussion and determination of all issues surrounding this Agreement and the Servicing Agreement with Seller. Such Purchaser Contact shall initially be [***] of [***], whose contact information is as follows: [***], Facsimile number [***], and (i) at [***] with respect to [***], (ii) with respect to [***] delivered pursuant to [***], an email address to be provided by the Beneficiary prior to the initial delivery of such a [***] and (iii) at [***] with respect to all other matters, in each case until further notice in writing from Beneficiary to Seller.

(d)The covenants and undertakings contained in [***] relate to matters which are of a special, unique and extraordinary character and a violation of any of the terms of [***] may cause irreparable injury to Seller, the amount of which may be impossible to estimate or determine and which may not be adequately compensated. Accordingly, the remedy at law for any breach of [***] may be inadequate. [***] The rights and remedies provided by this Section 4.06(d) are cumulative and in addition to any other rights and remedies which Seller may have hereunder or at law or in equity.

Section 4.07    Transfers of Purchased Loans; Whole Loan Sale Cooperation.

(a)Purchaser will not transfer, and Beneficiary will not permit the transfer of, ownership of a Purchased Loan to any other Person (a “Purchased Loan Transferee”) unless the following conditions have been satisfied:

(i)    Beneficiary provides written notice of the intended transfer to the Loan Registrar at least [***] Business Days prior to such transfer;

(ii)    the Purchased Loan Transferee satisfies the Seller’s requirements to open a Prosper Account and opens such an account; and

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(iii)    so long as such sale occurs prior to a Servicer Default, the Purchased Loan Transferee enters into a servicing agreement with respect to such loans with Seller on substantially similar terms to the Servicing Agreement (unless the Purchased Loan Transferee has already entered into a servicing agreement with the Seller in relation to other Loans and Seller agrees to service such transferred loans under such existing servicing agreement).

(b)Seller shall cooperate and assist the prospective purchaser with satisfying all such requirements, and Seller shall not deny the prospective purchaser from opening an account on the Platform other than as required by Applicable Law, including laws related to “know your customer” requirements, tax requirements and AML-BSA Laws. In connection with any such sale of Purchased Loans, Seller agrees that Purchaser and Beneficiary may assign the representations and warranties made by Seller to Beneficiary and Purchaser along with any accompanying remedies under this Agreement to the buyer in any whole loan sale pursuant to this Section 4.07.

(c)Additionally, upon written request, in connection with any sale of Purchased Loans pursuant to this Section 4.07, [***].

(d)Any transfer of ownership of a Purchased Loan shall require written notification, which may be in electronic form, to the Loan Registrar. The Loan Registrar shall record in the Register any transfer for which it receives such notification, and any such transfer shall be effective only upon being recorded in the Register.

(e)In connection with any whole loan sale prior to a Servicer Default, if the Servicer and the Purchased Loan Transferee have not already entered into a servicing agreement that the Purchased Loan Transferee and the Servicer agree would govern the servicing of any such loans to be sold to the Purchased Loan Transferee, the Seller agrees to negotiate a servicing agreement with the Purchased Loan Transferee in good faith and on substantially similar terms to those set forth in the Servicing Agreement.

(f)Notwithstanding the foregoing, in no event shall Purchaser or Beneficiary or any of its successors as owners of a Purchased Loan [***]; provided, however, that this restriction shall not prevent Purchaser from [***].

(g)For the avoidance of doubt, the provisions of this Section 4.07 shall apply to any transfers of Purchased Loans [***].

(h)Notwithstanding anything to the contrary hereunder, Seller hereby consents to the transfer of any Purchased Loans to [***], and upon notification to Seller of the transfer of any such Purchased Loans to [***], Seller shall promptly (and in any event within [***]) note such transfer on its books and records. Notwithstanding anything to the contrary hereunder, Seller hereby consents to the grant of a security interest in any Purchased Loans acquired by [***] to secure its obligations [***], and upon notification to Seller of the grant of such security interest, Seller shall promptly note such grant on its books and records. Seller agrees and acknowledges that with respect to Loans sold to [***], each of [***] and the [***] under the [***] shall have the right to require Seller to repurchase a Purchased Loan if any of the Seller’s representations and warranties under this Agreement as to such Purchased Loan are breached, to the same extent as Beneficiary has such rights under Section 7.01 of this Agreement.

Section 4.08    [***] Cooperation.

CONFIDENTIAL TREATMENT
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(a)Seller acknowledges and agrees [***]. In connection with any such [***], Seller agrees to negotiate in good faith the terms and conditions of [***], which terms and conditions shall, at a minimum enable [***].

(b)Any such [***] shall be subject to the conditions and requirements included in Seller’s agreements with the Bank, including without limitation [***] between [***] and [***] as in effect on the date hereof and as amended from time to time [***].

(c)	In connection with any [***], Seller shall:

(i)    cooperate with respect to all reasonable requests and [***],

(ii)    deliver to Beneficiary or to any person designated by Beneficiary (including, without limitation, [***]) (A) such information regarding PMI, Seller, loan delinquency, collection experience and such other information regarding the loans [***], (B) such statements and audit letters of reputable certified public accountants pertaining to information provided by PMI or Seller and [***] and (C) such other information or documents as may be necessary for the purposes of compliance with [***],

	(iii)	deliver a [***],
	(iv)	deliver a [***], and
	(v)	[***].
(d)	[***]

(e) On the [***], Beneficiary shall pay or cause to be paid to Seller the amount of reasonable out-of-pocket legal expenses incurred by the Seller in connection [***]; provided, that, if the applicable [***], then Beneficiary shall reimburse or cause to be reimbursed, Seller with respect to such [***] for all of Seller’s reasonable out-of-pocket legal expenses incurred by Seller in connection [***].

(f)    [***]

ARTICLE V
INDEMNITY; REMEDIES

Section 5.01    Seller’s Indemnification.

Subject to the limits on indemnification set forth in Section 5.02, Seller hereby agrees to indemnify, defend and hold harmless the Trustee, Beneficiary and Purchaser and their respective trustees, directors, officers, employees, members, managers, representatives, stockholders, limited and general partners and agents (each, an “Indemnified Purchaser Party”, and hereinafter collectively referred to as the “Indemnified Purchaser Parties”) from and against any third party claims, losses, reasonable out-of-pocket attorneys’ fees, damages, liabilities, costs, expenses, or suits for injury to any person, damage to or loss of property, or any other claim (collectively, “Damages”) directly arising out of and to the extent attributable to (a) any willful act or omission that violates the terms of this Agreement or any negligent act or omission of Seller or its employees, or agents in connection with this Agreement or any Eligible Loan, (b) the breach of any covenant or agreement made by Seller or the incorrectness or inaccuracy of any representation or warranty of Seller contained in this Agreement, or any instrument, or document executed by Seller in connection

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herewith, (c) any theft or misappropriation of funds by Seller or any party acting on its behalf, (d) fraud committed by Seller, or (e) any litigation, proceeding or investigation initiated by a Borrower or any third party or by any governmental authority asserting a violation of Applicable Law by Seller, PMI or the Bank; provided, that in no event shall Seller be required to indemnify any Indemnified Purchaser Party in respect of any unused line fee or similar fee owed under the Financing Facility due to the failure of the Seller to present Eligible Loans to the Purchaser for purchase under Article 2 hereof. The provisions of this Section
5.1    shall survive the full payment, performance, and discharge of the obligations of Seller hereunder and the termination of this Agreement, and shall continue thereafter in full force and effect.

Purchaser is bearing the risk of credit loss on any Purchased Loans, and the foregoing indemnity does not apply to credit losses on the Purchased Loans.

Section 5.02    Limits on Indemnification.

Any provision to the contrary notwithstanding, (i) Seller shall not be obligated to indemnify, defend or hold any Person harmless under this Article 5 from and against any Damages to the extent such Damages result from such Person’s gross negligence, bad faith or willful misconduct and (ii) no indemnification is provided by any Party hereunder in relation to punitive or exemplary damages, any actual or purported lost profits, costs of cover or other special damages, or any punitive, exemplary, remote, consequential, incidental or indirect damages of any Indemnified Party (as defined below).

Section 5.03    Notice of Claims.

A Party seeking indemnification under this Article 5 (the “Indemnified Party”) shall give prompt written notice to the other Party (the “Indemnifying Party”) of any claim for which it may seek indemnity (a “Third Party Claim”); provided, however, that the failure of the Indemnified Party to give timely notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article 5, except to the extent the Indemnifying Party is materially prejudiced thereby. From and after receipt of notice of a Third Party Claim pursuant to this Section 5.03, the Indemnifying Party shall have the right, exercisable by written notice to the Indemnified Party within [***] days of receipt of notice of a Third Party Claim to assume and conduct the defense of such Third Party Claim with counsel selected by the Indemnifying Party (with respect to the Trustee, such counsel as shall be reasonably acceptable to the Trustee). If the Indemnifying Party has assumed such defense as provided in this Section 5.03, the Indemnifying Party will not be liable for any legal expenses subsequently incurred by any Indemnified Party in connection with the defense of such claim. In the event that the Indemnifying Party elects to assume the defense of a Third Party Claim as contemplated herein, the Indemnified Party shall be entitled to participate in (but not control) the defense of such claim and to employ counsel of its choice for such purpose at its sole expense (at the expense of the Trust in the case of the Trustee), provided, however, that such defense will be at the sole expense of the Indemnifying Party if (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, or (ii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and the Indemnified Party has been advised by its counsel that (a) there may be one or more legal defenses available to it which are different from, additional to or in conflict with those available to the Indemnifying Party and in the reasonable judgment of such counsel it is advisable for such Indemnified Party to employ separate counsel in connection with the claim or (b) representation of the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them; and, in any such case the Indemnifying Party shall not have the right to assume the defense of such action, suit or proceeding on behalf of the Indemnified Party. If the Indemnifying Party does not assume the defense of any Third Party Claim in accordance with this Section 5.03 or is prohibited from

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doing so in accordance with clause (ii) of the previous sentence, the Indemnified Party may continue to defend such claim at the sole cost and expense of the Indemnifying Party (subject to the limitations set forth in this Article 5) and the Indemnifying Party may still participate in, but not control, the defense of such Third Party Claim at the Indemnifying Party’s sole cost and expense. In the event that the Indemnified Party assumes the defense of a Third Party Claim in accordance with this Section 5.03, the Indemnified Party will not consent to a settlement, compromise or discharge of, or the entry of any judgment arising from, any such Third Party Claim, without the prior written consent of the Indemnifying Party (such consent not to be unreasonably withheld, conditioned or delayed). In the event that the Indemnifying Party elects to assume the defense of a Third Party Claim in accordance with this Section 5.03, the Indemnifying Party shall not, without the prior written consent of the Indemnified Party (such consent not to be unreasonably withheld, conditioned or delayed), consent to a settlement, compromise or discharge of, or the entry of any judgment arising from, any Third Party Claim, unless such settlement, compromise, discharge or entry of any judgment (i) does not impose any non-monetary obligations on the Indemnified Party, (ii) is paid in full by the Indemnifying Party, (iii) does not include an admission of fault or any findings of fact against or admissions by the Indemnified Party and (iv) includes an unconditional release of the Indemnified Party from further liability. In any such Third Party Claim, the party responsible for the defense of such claim hereunder shall, to the extent reasonably requested by the other applicable Parties, keep such other applicable Parties informed as to the status of such claim, including all settlement negotiations and offers.

Section 5.04 Payment of Claims Relating to Nonpayment of Loans.

In the event an Indemnified Purchaser Party makes a claim for indemnity under Section 5.01 solely with respect to Damages that may result from nonpayment of a Purchased Loan (and such matter is otherwise indemnifiable pursuant to Section 5.01), Seller will not be obligated to take any action with respect to such claim until such Purchased Loan becomes a Charged Off Loan; provided, however, that Seller may in its sole discretion elect to take action at an earlier time. Seller shall calculate losses resulting from nonpayment of the Purchased Loan based upon the outstanding principal balance of the Purchased Loan. If Seller makes an indemnification payment as a result of Damages resulting from nonpayment of a Purchased Loan, Seller shall apply any subsequent recovery on the Purchased Loan first towards recovering the amount of such indemnification payment, and if Seller recovers the amount of such indemnification payment in full, Seller shall then remit the remaining balance from such recovery, if any, to Beneficiary if Purchaser is then the owner of the Loan.

ARTICLE VI
CONFIDENTIALITY

Section 6.01    Disclosure of Confidential Information.

From time to time, in connection with the transactions contemplated by this Agreement, one Party (“Discloser”) may disclose Confidential Information to another Party (“Recipient”), whether in writing, orally or by allowing inspection of tangible objects (i.e., documents, tapes disks, prototypes, samples, plants or equipment).

Section 6.02    Handling of Confidential Information.

Subject with respect to Purchased Loan Confidential Information to Seller’s rights under Section 2.10(a), Recipient shall:

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(a)    hold Confidential Information in confidence and disclose Confidential Information only to: (i) those Affiliates, officers, directors, partners, members, consultants, agents, employees, accountants,

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legal counsel, auditors or other advisors and third-party service providers of Recipient (“Representatives”) who Recipient reasonably determines need to receive such Confidential Information in connection with one or more of the permitted uses contemplated by this Agreement and the Servicing Agreement; (ii) to the extent disclosure is required or requested by Applicable Law or other legal process or requested or demanded by any Regulatory Authority; (iii) in connection with the exercise or enforcement of any right or remedy under this Agreement, in connection with any litigation or other proceeding to which Recipient is a party or bound, or to the extent necessary to respond to public statements or disclosures by Discloser referring to Purchaser, Trustee, Beneficiary or any Consortium Member; (iv) in the case of Purchaser, Trustee and Beneficiary, any Consortium Members and their respective Affiliates and their respective officers, directors, partners, members, consultants, agents, employees, accountants, legal counsel, auditors or other advisors, and equity owners of the Beneficiary (and Beneficiary agrees to be liable for any act or omission in breach of this Article 6 by the foregoing parties who shall be included in the definition of “Representatives” hereunder) who Purchaser or Beneficiary reasonably determines need to receive such Confidential Information in connection with one or more of the permitted uses contemplated by this Agreement and the Servicing Agreement; (v) any subsequent purchaser or potential purchaser of any Purchased Loans, and to any actual or potential lender, investor or other financing source, and any trustee, administrator or agent acting on behalf of any lender or other financing source; or (vi) in the case of Seller and Purchased Loan Confidential Information, those recipients permitted by Section 2.10(a), but only to the extent such Purchased Loan Confidential Information is contained as part of an aggregation of overall portfolio information that is not specific to the Purchased Loans, Beneficiary or Purchaser; provided, that Recipient must: (A) inform any Recipient Representative of the confidential nature of such Confidential Information; (B) take commercially reasonable steps to ensure that any such personnel and service providers do not violate the provisions of this Article 6; (C) promptly notify Discloser if Recipient has reason to believe any Recipient Representative has violated the provisions of this Article 6; and (D) provided, further, that notwithstanding anything to the contrary contained in this Article 6, Recipient will be liable for any acts or omissions of any Recipient Representative in breach of this Article 6 to whom it has disclosed Confidential Information except to the extent any such Recipient Representative has entered into a confidentiality agreement with Discloser or otherwise has an obligation or duty of confidentiality to Discloser;

(b)    not reverse engineer, disassemble or decompile any prototypes, software or other tangible objects embodying Confidential Information;

(c)    if making copies of Confidential Information, not intentionally remove any proprietary rights and/or confidentiality notices appearing on the original Confidential Information; and

(d)    use its reasonable efforts to protect and maintain the confidentiality of the Confidential Information, which protections shall be at least equivalent in scope and effect to the measures taken by Recipient to protect its own confidential or proprietary information of a like or similar nature.

Notwithstanding anything to the contrary, subject to compliance with Applicable Laws, the Beneficiary may disclose any Confidential Information it deems reasonably necessary to any parties in connection with a [***] without any obligation of confidentiality hereunder.

Section 6.03    Special Protections for Customer Information.

(a)Each of Seller, Beneficiary and Purchaser understands and agrees that Customer NPPI is subject to Title V of the Gramm-Leach-Bliley Act, 15 U.S.C. §§ 6801 et seq., the FTC’s Rule regarding the

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Privacy of Consumer Financial Information, 16 C.F.R. Part 313, the FTC’s Standards for Safeguarding Customer Information, 16 C.F.R. Part 314, and any other Applicable Laws regarding the privacy or security

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of Customer NPPI (collectively, the “Privacy Laws”). Each of Seller, Beneficiary and Purchaser agrees that it shall, to the extent it receives Customer NPPI, comply with the Privacy Laws and will promptly notify Beneficiary, Purchaser and/or Seller, as applicable, if it becomes aware of any breach of the Privacy Laws or the provisions of this Article 6.

(b)Seller shall not provide Beneficiary or Purchaser with any Customer NPPI unless Beneficiary or Purchaser elects to receive Customer NPPI for Purchased Loans. In order to make such election, Beneficiary or Purchaser, as applicable, either (i) must be a Qualified Custodian or (ii) (A) must retain a Qualified Custodian to hold such Customer NPPI on Purchaser’s or Beneficiary’s behalf and (B) the agreement under which such Qualified Custodian holds such Customer NPPI on Beneficiary’s or Purchaser’s behalf must provide that such Qualified Custodian will perform its obligations under the agreement in a manner that fully satisfies the Privacy Laws and otherwise complies with the provisions of this Article 6. In the event that Seller provides Beneficiary or Purchaser with any Customer NPPI other than at the election of Beneficiary or Purchaser, Seller shall promptly notify the Beneficiary and Purchaser of such provision of Customer NPPI.

Section 6.04    Compelled Disclosure.

Recipient may disclose Confidential Information required or requested to be disclosed by law, rule, regulation or a valid court order or by any regulatory, supervisory or governmental authority, provided, that Recipient (to the extent practicable and permissible under the terms of the law, regulation or order compelling disclosure): (a) takes reasonable efforts to request confidential treatment for such Confidential Information; (b) gives Discloser prompt written notice of such requirement or request to disclose prior to such disclosure; provided that no such notice shall be required in connection with an examination by any regulatory, supervisory or governmental authority, and (c) if requested by Discloser, reasonably cooperates with Discloser (at Discloser’s sole expense) as necessary to obtain a protective order or secure confidential treatment for such Confidential Information.

Section 6.05    Return or Destruction of Materials.

Subject with respect to Purchased Loan Confidential Information to Seller’s rights under Section 2.10(a), Recipient shall return or destroy, in Recipient’s sole discretion, all Confidential Information, including without limitation all copies, compilations, summaries, analyses or other materials containing or reflecting Recipient’s use of Confidential Information promptly after Discloser’s written request to Recipient; provided, that Recipient may maintain in its possession all Confidential Information of Discloser required to be maintained under Applicable Laws relating to the retention of records for the period of time required thereunder or stored on Recipient’s network as part of standard back-up procedures (provided, that such Confidential Information shall remain subject to the confidentiality provision of this Article 6 throughout the term of this Agreement). Notwithstanding anything to the contrary, Purchaser and Beneficiary and any of their respective Affiliates, equity owners and agents may retain electronic copies of any such Confidential Information in accordance with its bona fide record retention policy provided that such documents shall remain subject to the confidentiality obligations under this Article 6 throughout the term of this Agreement. To the extent Beneficiary has disclosed any Confidential Information in connection with a [***] as permitted hereunder, Beneficiary shall have no obligation to destroy or return such Confidential Information.

Section 6.06    Ownership of Confidential Information.

Subject with respect to Purchased Loan Confidential Information to Seller’s rights under Section 2.10(a), the Confidential Information (and related copies and materials) shall be the sole and

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exclusive property of Discloser. Recipient has no rights under any of Discloser’s patents, copyrights, trademarks, trade secrets or with respect to any of Discloser’s other intellectual property, except as expressly set forth herein. Recipient may not use Confidential Information to apply for or secure any patents or any other intellectual property rights.

ARTICLE VII
REPURCHASE OBLIGATION

Section 7.01    Repurchase of Loans.

If [***] or [***] any representation or warranty in Section 4.02 was not true and correct with respect to a Purchased Loan as of its related Purchase Date, [***] or [***] shall give prompt written notice to [***] and [***]. Seller shall repurchase any such Purchased Loan within [***] of such written demand therefore. On the repurchase date, automatically and without further action, upon payment to Purchaser of the Repurchase Price for such Purchased Loan pursuant to Section 7.02, Purchaser shall sell to Seller, without recourse, representation or warranty other than as provided under Section 7.02, all of Purchaser’s right, title and interest in, to, and under such Purchased Loan and all subsequent proceeds thereof. Each Party shall execute all agreements and other documents, and shall take all other actions, reasonably requested by the other to effect any required repurchase.

[***]

Section 7.02    Repurchase Price.

For each repurchase of a Purchased Loan under Section 7.01, the “Repurchase Price” to be paid by Seller with respect to such Purchased Loan shall be equal to (a) the Purchase Price, plus (b) accrued interest thereon (inclusive of Servicing Fee) from the Purchase Date through the date of repurchase thereof, minus
(c)all payments, if any, previously received by Purchaser with respect to such Loan. Upon receipt of such Repurchase Price, Purchaser shall transfer its interest in such repurchased Purchased Loan to Seller on an “AS-IS,” “WHERE-IS” basis, without any recourse, representations or warranties other than with respect to Purchaser’s clear and marketable title to such repurchased Loan, solely to the extent clear and marketable title was transferred to Purchaser by Seller hereunder. Any payment of the Repurchase Price by Seller pursuant to Article 7 shall be made by the wire transfer of immediately available funds to the bank account designated by Purchaser.

Section 7.03    Arbitration of Disputes.

(a)    For purposes hereof, a [***] Event” [***].

(b)    In the event of a [***] Event, either Beneficiary or Seller may refer [***] to arbitration pursuant to this Section 7.03.

(c)    The Party electing to submit the matter to arbitration (the “Requesting Party”) shall provide notice in accordance with the provisions of Section 9.01 of its intention to refer the matter to arbitration. A Requesting Party may not initiate arbitration pursuant to this Section 7.03 with respect to [***] that is, or has been, the subject of an ongoing or previous arbitration.

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(d)     The following provisions will apply to any arbitration conducted pursuant to this Section 7.03:

(i)    The arbitration will be administered by a nationally recognized arbitration association jointly selected by the parties, and if the parties are unable to agree on an association, by the American Arbitration Association or its successor (the “AAA”), and conducted pursuant to such association’s arbitration procedures in effect at such time.

(ii)    The arbitrator will be impartial, knowledgeable about and experienced with the laws of the State of New York that are relevant to the dispute hereunder and will be appointed from a list of neutrals maintained by AAA.

(iii)    The scope of any such arbitration shall be limited [***] (and the parties shall so accordingly instruct any arbitral body appointed in accordance with the arbitration procedures set forth herein).

(iv)    The prevailing party in any such arbitration shall be awarded its reasonable costs of the arbitration (including the fees of the arbitrator, cost of any record or transcript of the arbitration, and administrative fees) and reasonable attorneys’ fees actually incurred; provided that [***].

(v)    The arbitrator will make its final determination no later than [***] days after appointment. The arbitrator will resolve the dispute in accordance with the terms of this Agreement, and may not modify or change this Agreement in any way. The arbitrator will not have the power to award punitive damages or consequential damages in any arbitration conducted by it. The determination of the arbitrator will be in writing and counterpart copies will be promptly delivered to the parties. The determination will be final and non-appealable absent manifest error and may be enforced in any court of competent jurisdiction.

(vi)	The location of the arbitration shall be in Manhattan, New York.

(e)    [***]

(f)    [***]

ARTICLE VIII
TERM AND TERMINATION

Section 8.01    Termination.

(a)This Agreement shall terminate upon the earliest to occur of (i) twenty-four (24) months from the Initial Purchase Date, subject to extension due to (A) any [***] pursuant to Section [***], (B) a [***], which may result in an extension period not exceeding [***] months in the aggregate, (C) a [***] pursuant to Section [***] or (D) a [***] pursuant to Section [***], (ii) the acquisition by Purchaser of Eligible Loans in an aggregate Purchase Price equal to the Aggregate Purchase Obligation or (iii) a termination pursuant to Section 8.01 (b) or (c) below. For the avoidance of doubt, any extension of the term of this Agreement due to a [***] shall run coterminously with any extension of the term due set forth in clause (i)(A), (C) and (D) of this Section 8(a).

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(b)Seller may terminate this Agreement and any Outstanding Purchase Commitments immediately upon (i) the occurrence of an Insolvency Event with respect to Beneficiary, (ii) any failure by Purchaser to purchase the Monthly Minimum Purchase Amount for any [***] consecutive calendar months during the Term (provided, however that such failure by Purchaser is not a result of (A) any breach of this Agreement by Seller or (B) [***], and provided further that any such calculation shall exclude the [***] and any suspension during an [***] or (iii) the termination of the Servicing Agreement by Servicer or the termination of the Servicing Agreement by Beneficiary due to a Servicing Default that does not result in an acceleration of the Warrants pursuant to the Warrant Agreement.

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(c)Beneficiary may terminate this Agreement and any Outstanding Purchase Commitments upon the occurrence of any of the following events (each, a “Termination Event”), provided that this Agreement shall automatically terminate without the provision of notice upon the occurrence of a Termination Event under clause (v) below:

(i)    a breach of a representation or warranty of Seller specified in Section [***] has occurred as of the applicable Purchase Date and Seller has [***] the related Loan or Loans within [***] of a written demand [***] from [***], which demand shall specify in reasonable detail the basis for such [***]; provided that in the event of a [***], any such failure to [***] shall not constitute a Termination Event under this Agreement until any such dispute in connection with the [***] obligation is first resolved [***];

(ii)    Seller shall fail to perform or observe any obligation, covenant or agreement contained in this Agreement and such failure, if capable of being cured, is not cured within [***] of the earlier of the date on which (A) written notice of such failure is received by Seller in accordance with Section 9.01 of this Agreement or (B) Seller has Actual Knowledge that such failure has affected a Purchased Loan; provided, however that to the extent that a specific covenant, obligation or agreement of Seller is expressly referenced elsewhere in this Section 8.01(c) as a “Termination Event”, then Beneficiary shall have the right to seek to terminate this Agreement with respect to any failure of Seller to perform or observe such covenant, obligation or agreement only in accordance with the terms thereof, and not by reference to this Section 8.01(c)(ii);

(iii)    (A) Seller shall have failed to perform or observe any obligation, covenant or agreement set forth in Section [***] or Section [***] and (B) such failure, if capable of being cured, is not cured within [***] of the earlier of the date on which (1) written notice of such failure is received by Seller or (2) Seller has Actual Knowledge that such failure affects a Purchased Loan;

(iv)    Seller shall not have (A) obtained Beneficiary’s prior written consent to any material amendments, changes or modifications to the [***] since the date of this Agreement, (B) provided prior written notice of any [***], (C) provided prior written notice of any [***] furnished by Seller to Beneficiary prior to the date of this Agreement or (D) provided prior written notice of any material amendments, changes or modifications since the date of this Agreement to any [***] furnished by Seller to Beneficiary attached to this Agreement, other than in each case of clause (A), (B), (C) and (D) for any amendments, changes or modifications as (1) may be required by law, regulation or governmental guidance applicable to PMI, Seller or the Bank or (2) that are immaterial or clerical in nature.

(v)	An Insolvency Event shall occur with respect to Seller or PMI;

(vi)	Seller or PMI shall substantially cease to operate its regular course of business;

(vii)    any representation or warranty of Seller contained in this Agreement (other than representations the breach of which requires a repurchase of a Loan hereunder) was materially false or misleading when made, and such misstatement, if capable of being cured, is not cured within

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[***] of either the date on which (A) notice of such misstatement is received by Seller or (B) Seller has Actual Knowledge that such misstatement has affected a Purchased Loan;

(viii)    (A) Seller (1) [***] or (2) becomes subject to any regulatory action that is reasonably likely to restrict or prohibit Seller from acquiring or originating new Eligible Loans or performing its obligations under the Agreement and (B) such condition, if capable of being cured, is not cured within [***] of the earlier of the date on which (1) written notice of such occurrence is received by Seller or (2) Seller has Actual Knowledge that such occurrence has adversely affected a Purchased Loan; [***];

(ix)    there shall occur any change in any federal, state or local law, statute, regulation or order or in any requirement of any Regulatory Authority, including, for the avoidance of doubt, any Negative Court Ruling, which change (A) makes it illegal (1) for Purchaser to purchase or own Loans, or (2) for Seller to sell Loans, or (B) (x) materially adversely affects, or would reasonably be expected to materially adversely affect, Seller’s ability to perform its obligations under this Agreement and documents contemplated hereby, or (y) adversely affects, or would reasonably be expected to adversely affect, the collectability, enforceability or validity of greater than [***] percent ([***]%) of the unpaid principal balance of Eligible Loans purchased by Purchaser over the [***] period (calculated on a rolling basis) ending on the last day of the most recently completed month prior to the date of the notice of such change (excluding from such amount the unpaid principal balance of any prior repurchases of Loans by Seller from Purchaser); provided, that Seller shall use its commercially reasonable efforts to amend or modify (to the extent permitted by Applicable Law) this Agreement, the Form Loan Documents or such other applicable document in such manner so as to comply with any such change in law, regulation, order or any requirement of any Regulatory Authority; provided, further, that to the extent Beneficiary’s prior consent is required to effectuate any such amendment or modification of this Agreement, a Loan Document or such other applicable document, Beneficiary’s consent shall not be unreasonably withheld, conditioned or delayed;

(x)    the arrangements under which Seller acquires Loans from the Bank are cancelled, suspended, prohibited or otherwise terminated;

(xi)    Seller voluntarily terminates the arrangements under which Seller acquires Loans from the Bank and enters into alternative originating arrangements with a third party without the prior written consent of Beneficiary;

(xii)	The occurrence of a [***];

(xiii)	the Servicing Agreement is terminated due to the occurrence of a Servicer Default;
or

(xiv)	[***]

(d)Upon receipt by Seller from Beneficiary of written notice of the occurrence of a [***], the rights and obligations of Seller, Purchaser and Beneficiary to present and purchase Eligible Loans under this Agreement will be suspended (provided that any rights and obligations accrued prior to such date (other than obligations to purchase Loans that would otherwise result in an Allocation Breach or [***]) shall continue in full force and effect during such period) until the date on which [***] is cured. To the extent Beneficiary does not otherwise terminate this Agreement, each full calendar month of any such suspension period during

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which a [***] continues in effect shall correspondingly increase the Term of this Agreement and the exercisability period under the Warrant Agreement by such [***] month period as specified in Section [***].

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Section 8.02    Effect of Termination.

Subject to Section 9.18, upon the termination of this Agreement, all the obligations of Beneficiary and Purchaser to purchase Loans and of Seller to sell Loans shall cease, including with respect to Loans that are subject to Outstanding Purchase Commitments. The obligations of Beneficiary, Purchaser and Seller hereunder with respect to all Purchased Loans shall continue in full force and effect until all Purchased Loans have been paid in full or are otherwise discharged or expire.

In addition, a termination of this Agreement may have the consequences specified in the Warrant Agreement.

ARTICLE IX
MISCELLANEOUS

Section 9.01    Notices.

All notices and other communications delivered for solely purposes of Section 2.01-2.07 will be in writing and will be deemed to have been duly given when delivered by electronic mail to the respective Parties as follows:

if to Purchaser:

Attention: Purchaser Contact Email: [***]
With a copy to (which shall not constitute notice): Attention: [***]
E-Mail: [***]

If to Beneficiary:

Attention: PF LoanCo Funding LLC Email: [***]
if to Seller: Attention: [***]
E-mail Address: [***]

All notices and other communications hereunder that are not covered by the foregoing sentence will be in writing and will be deemed to have been duly given when delivered in person, by facsimile or email, by express or overnight mail delivered by a nationally recognized air courier (delivery charges prepaid), or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties as follows:

if to Beneficiary:

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PF LoanCo Funding LLC c/o [***]
Facsimile No.: [***] Attention: [***] Email: [***]
With a copy to (which shall not constitute notice): Willkie Farr & Gallagher LLP
787 Seventh Avenue New York, NY 10019 Attention: [***] Email: [***]
With a copy to (which shall not constitute notice): Morgan, Lewis & Bockius LLP
101 Park Ave.
New York, NY 10178 Attention: [***] Email: [***]

if to Purchaser:

Wilmington Savings Fund Society, FSB, as Trustee of PF LoanCo Trust c/o PF LoanCo Funding LLC
c/o [***]
Facsimile No.: [***] Attention: [***] Email: [***]

With a copy to (which shall not constitute notice):

Wilmington Savings Fund Society, FSB, as Trustee of PF LoanCo Trust [***]
Attention: [***] E-Mail: [***]
Facsimile Number: [***]

Willkie Farr & Gallagher LLP 787 Seventh Avenue
New York, NY 10019 Attention: [***] Email: [***]

and

Morgan, Lewis & Bockius LLP 101 Park Avenue
New York, NY 10178 Attention: [***]

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Email: [***] if to Seller:
c/o Prosper Marketplace, Inc.
221 Main Street, 3rd Floor San Francisco, CA 94105 Attention: General Counsel E-mail Address: [***]
With a copy to (which shall not constitute notice): Orrick, Herrington & Sutcliffe LLP
405 Howard Street
San Francisco, CA 94105 Attention: [***]
Email: [***]

or to such other address as the Party to whom notice is given may have previously furnished to the other Party in writing in the manner set forth above. Any notice or communication delivered in person will be deemed effective upon delivery. Any notice or communication sent by air courier will be deemed effective on the first Business Day at the place at which such notice or communication is received following the day on which such notice or communication was sent. Any notice sent by email will be deemed effective and received on the date sent if such date is a Business Day and such email is sent prior to 5:00 p.m. (NY Time). Any notice or communication sent by registered or certified mail will be deemed effective on the third Business Day at the place at which such notice or communication is received following the day on which such notice or communication was mailed.

Section 9.02    Costs.

Except as otherwise specifically set forth in this Agreement, each of Beneficiary, Purchaser and Seller shall bear its own costs and expenses in connection with this Agreement, including without limitation any sales commissions, legal fees or costs and expenses relating to due diligence; provided, that the foregoing shall not diminish the rights of Purchaser under the Trust Agreement or modify any other agreement between the Beneficiary (or any affiliate thereof) and Purchaser regarding indemnification or payment of Purchaser’s costs and expenses.

Section 9.03    Amendment; Waiver.

Except as otherwise expressly provided herein, Beneficiary and Seller may amend this Agreement from time to time, in a writing signed by duly authorized officers of each of Seller and Beneficiary and, solely in the case of a change, waiver or discharge that would modify or override any provision of Section 4.05, Section 5.01, this Section 9.03 or Section 9.16, by Purchaser. No waiver of any provision of this Agreement, nor consent to any departure by any Party therefrom, shall be effective unless the same shall be in writing and signed by a duly authorized officer of the Party to be charged with the waiver or consent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 9.04    Cumulative Rights.

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All rights and remedies of the Parties under this Agreement shall, except as otherwise specifically provided herein, be cumulative and non-exclusive of any rights or remedies that they may have under any other agreement or instrument, by operation of law or otherwise.

Section 9.05    Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of and be enforceable by Seller, Beneficiary, Purchaser and their respective successors and permitted assigns. This Agreement shall not be assigned, pledged or hypothecated by any Party without the prior written consent of the other Parties. Notwithstanding the foregoing, subject to Section 4.07, Purchaser and Beneficiary may assign, sell, transfer, convey, pledge, hypothecate or encumber any of the Purchased Loans and any of their rights under this Agreement relating to such Purchased Loans.

Section 9.06    Choice of Law; Submission to Jurisdiction; WAIVER OF JURY TRIAL.

(a)This Agreement shall be construed in accordance with the laws of the State of New York, without reference to the choice of law principles under the laws of the State of New York other than Section 5-1401 of New York General Obligations Law which shall govern.

(b)Each party hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and any New York State Court sitting in the Borough of Manhattan in the City and State of New York for purposes of all legal proceedings arising out of or relating to this agreement or the transactions contemplated hereby. Each Party irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each Party hereby consents to process being served in any suit, action or proceeding with respect to this agreement by the mailing of a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to its respective address specified at the time for notices under this agreement or to any other address of which it shall have given written or electronic notice to the other party.

(c)EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

Section 9.07    Limitation of Liability.

Except for acts or omissions that constitute fraud, gross negligence, bad faith or willful misconduct, in no event shall any Party or any of its respective Affiliates, beneficiaries, assignees or successors (by assignment or otherwise) be liable to any other Party or to any other entity for any actual or purported lost profits, costs of cover or other special damages, or any punitive, exemplary, remote, consequential, incidental or indirect damages, under this Agreement incurred or claimed by any Party or entity (or such party or entity’s officers, directors, stockholders, members or owners), however caused, on any theory of liability. Notwithstanding anything in this Agreement to the contrary, no officer, director, partner, manager, equityholder, employee or Affiliate of Beneficiary will have any liability or obligation with respect to this Agreement or with respect to any claim or cause of action (whether in contract, tort or otherwise) that may arise out of or relate to this Agreement, or the negotiation, execution, or performance of this Agreement.

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Section 9.08    Severability.

Any provision of this Agreement that is prohibited or not fully enforceable in any jurisdiction, will be ineffective only to the extent of such prohibition or unenforceability without otherwise invalidating or diminishing any Party’s rights under the remaining provisions of this Agreement in such jurisdiction, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable in any respect any such provision in any other jurisdiction.

Section 9.09    Entire Agreement.

As of the date hereof, Seller, Purchaser and Beneficiary hereby acknowledge and agree that this Agreement and the Servicing Agreement, together with the exhibits hereto, represent the complete and entire agreement among the Parties with respect to the purchase and sale of Purchased Loans, and shall supersede all prior written or oral statements, agreements or understandings among the Parties relating to the purchase and sale of Purchased Loans.

Section 9.10    Exhibits and Schedules.

The exhibits and schedules to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

Section 9.11    No Joint Venture or Partnership.

Each Party (including any of its respective successors and permitted assigns) acknowledges and agrees that such Party will not hold itself out as an agent, partner or joint venturer of the other Party, and that this Agreement and the transactions contemplated hereby, including the payment of any fees or the reimbursement of any expenses, are not intended and do not create an agency, partnership, joint venture or any other type of relationship between the Parties, except to the extent of any independent contractual relationship established hereby.

Section 9.12    Further Assurances.

Each Party, upon the reasonable written request of the other Party, shall execute and deliver to such other Party any reasonably necessary or appropriate additional documents, instruments or agreements as may be reasonably necessary or appropriate to effectuate the purposes of this Agreement or the consummation of the transactions contemplated hereunder.

Section 9.13    Counterparts.

This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The Parties agree that this Agreement and signature pages may be transmitted between them by facsimile or by electronic mail and that faxed and PDF signatures may constitute original signatures and that a faxed or PDF signature page containing the signature (faxed, PDF or original) is binding upon the Parties.

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Section 9.14    Waivers, Etc.

No waiver of any single breach or default of this Agreement shall be deemed a waiver of any other breach or default of this Agreement. No waiver shall be effective unless in writing and signed by the party against whom such waiver is being enforced against.

Section 9.15 No Investment Advice.

Each party acknowledges and agrees that the acquisition of the Purchased Loans are not intended to establish, and shall not establish, an investment advisory relationship among any of Beneficiary, Purchaser, Trustee, Seller or any of their respective officers, directors, managers, shareholders, partners, members, employees, agents or representatives or Affiliates, whereby any party serves as an investment adviser to any other party or that would otherwise result in any party meeting the definition of investment adviser in Section 202(a)(11) of the Investment Advisers Act of 1940, as amended, with respect to any of the parties. Furthermore, each party acknowledges and agrees that it is not relying upon any other party for investment advice, analysis or recommendations regarding any investment or potential investment.

Section 9.16 No Liability of Trustee.

The Trust is a New York common law trust and not a separate legal entity under New York law. In furtherance thereof, all parties hereto are put on notice and hereby acknowledge and agree that, notwithstanding anything in this Agreement to the contrary (a) this Agreement is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement of the Trust, (b) each of the representations, covenants, undertakings and agreements herein made on the part of the Trust or the Trustee is made and intended not as personal representations, covenants, undertakings and agreements by WSFS, but is made and intended for the purpose of binding only the Trust and Trustee, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any agreement, undertaking or covenant, either expressed or implied, contained herein of the Trust or Trustee, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has not verified or made any investigation as to the accuracy or completeness of any representations and warranties made by the Trust, the Trustee or any other Person in this Agreement, (e) in no event shall WSFS have any obligation to perform any of the obligations of Trust, Trustee or any other person under this Agreement, and (f) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Trust, Trustee or any other Person or be liable for the breach or failure of any obligation, representation, undertaking, warranty or covenant made or undertaken by the Trust, Trustee or any other Person under this Agreement or any other related documents. The parties’ recourse under this Agreement against the Trust or the Trustee shall be limited to the trust estate, if any; provided that such limitation shall not preclude any claims against the Beneficiary. In addition, the parties hereto acknowledge that under the Trust Agreement of the Trust, the Beneficiary, as Administrator, is obligated to perform the obligations of the Trust and Trustee under all agreements to which either is a party and has authority to execute and deliver documents, agreement and certificates on behalf of the Trust and Trustee and the parties acknowledge and agree that the Trustee has no obligation to supervise, monitor or direct the Administrator in connection therewith. Beneficiary will perform any and all performance obligations of the Trust hereunder and the Trustee shall have no responsibility or liability in connection therewith.

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Section 9.17 Use of Beneficiary’s Names.

Seller agrees not to directly or indirectly use the name of or refer to Beneficiary, Purchaser, or any Consortium Member (or their respective investment manager’s), for any purpose whatsoever (including, without limitation, in any filing with any governmental authority, any press release, any public announcement or statement or in any interview or other discussion with any reporter or other member of the media), without the prior written consent of Beneficiary or such party with respect to use or reference.

Section 9.18 Survival.

The representations and warranties contained in this Agreement and the provisions of [***] and [***] of this Agreement shall survive the sale of the Purchased Loans from Seller to Purchaser and the termination of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused to be duly authorized, executed and delivered, as of the date first above written, this LOAN PURCHASE AGREEMENT.

PURCHASER:

WILMINGTON SAVINGS FUND SOCIETY, FSB,
Not in its individual capacity but solely in its capacity as trustee of PF LoanCo Trust, a New York common law trust created pursuant to the Trust Agreement

By: Name: Title:

BENEFICIARY:

PF LOANCO FUNDING LLC

By: Name: Title:

SELLER:

PROSPER FUNDING LLC

By:
Name: David Kimball
Title: Chief Executive Officer

LOAN PURCHASE AGREEMENT (PROSPER) – Signature Page

OHSUSA:766277566.28

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SCHEDULE 1

Month    Monthly Purchase Amount

March 2017	$[***]

April 2017	$[***]

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SCHEDULE 2

Named individuals: [***]

Seller’s [***]: [***] (or any successor to his position, as identified in writing by Seller).

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SCHEDULE 3

The chief place of business of Seller has been located at 221 Main Street, Third Floor, San Francisco, CA 94105 since December 2014. From May 2013 to December 2014, Seller’s chief place of business was located at 101 Second Street, 13th Floor, San Francisco, CA 94105. Prior to May 2013, Seller’s chief place of business was located at 111 Sutter Street, 22nd Floor, San Francisco, CA 94014.

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EXHIBIT A
LOAN DOCUMENTS

1.	Borrower Registration Agreement (includes Authorization to Obtain Credit Report)

2.	Consent to Doing Business Electronically (included in Terms of Use)

3.	Borrower Promissory Note

4.	Authorization to Debit Account

5.	Preliminary and final TILA disclosures

6.	Privacy Notice

7.	Terms of Use

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EXHIBIT B DATA FILES

A.	PAYMENTS FILE

Variable	Description
TransactionID	Unique ID that persists on the UI 'Transaction History' once the payment results in movement of funds to the investor account
LoanNumber	Unique ID for the Loan
LoanNoteID	Unique ID for the LoanNote
FundsAvailableDate	The date the funds are available to the investor
InvestorDisbursementDate	Date the funds were disbursed to the Investor
TransactionEffectiveDate	The effective date of the payment
AccountEffectiveDate	Date payment is reflected on the borrower's account
PaymentTransactionCode	Description of type of payment transaction
PaymentStatus	Status of the payment
MatchBackID	Unique identifier for the payment transaction
PriorMatchBackID	For a reversal/failure of a payment, this identifier will map back to MatchBackID
LoanPaymentCashflowType	Type of cash flow
LedgerDeposit	Deposit amount corresponding to the payment, matches the value shown in the transaction history of the UI
LedgerWithdrawal	Withdrawal amount corresponding to the payment, matches the value shown in the transaction history of the UI
PaymentAmount	The gross payment amount
PrincipalAmount	Principal amount of the payment
InterestAmount	Interest amount of the payment
OriginationInterestAmount LateFeeAmount	Interest amount of the payment payable to the originating party Late fee amount of the payment
ServiceFeeAmount	Service fee amount of the payment
CollectionFeeAmount	Collection fee amount of the payment
NSFFeeAmount GLRewardAmount	NSF Fee amount of the payment Group Leader reward amount for the payment (deprecated)
PreDaysPastDue	Days past due prior to the payment
PostDaysPastDue	Days past due after the payment
ResultingPrincipalBalance	Principal balance after the payment
IsChargeoffRecovery	Indicates if the payment is categorized as a recovery payment
AsOf	Date and time the information is valid

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B. TRANSACTIONS FILE

Variable    Description

Row	Chronological marker starting with account's inception
InvestorKey    Unique ID for the Investor account

TransactionID	Unique ID that persists on the UI 'Transaction History' once the payment results in movement of funds to the investor account
AvailableDate    Date the funds are available to the investor
TransactionType    Integer ID unique to the type of transaction
TransactionDescription    Description of the transaction
LoanNoteID    Loan Note ID associated with the transaction
NetAmount    Net amount of the transaction

PrincipalAmount	Principal component of the transaction applicable for payments

InterestAmount	Interest component of the transaction applicable for payments

ListingID	Listing ID associated with the transaction applicable for bids

CashBalance	Resulting cash balance available after the transaction
AsOf    Date and time the information is valid

C.    POSITIONS FILE

Variable    Description
AsOf    Date and time the information is valid
ListingNumber    Listing number associated with asset
OriginationDate    Date the loan was originated

PurchaseDate	Date from which investor's ownership commenced and interest accrual begins
InvestorKey    Unique ID for the Investor
LoanNoteID    Loan Note ID associated with the asset
LoanNumber    Loan Number associated with the asset
OriginalInvestment    Original investment in the asset
LoanAmount    Total value of the loan associated with the asset

PrincipalBalance	Principal balance of the asset (InProcess payments have had the principal component already reduced from the balance)

InProcessPrincipalPayments	Principal that is in process but has not been disbursed to the investor yet

InProcessInterestPayments	Interest that is in process but has not been disbursed to the investor yet

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InProcessOriginationInterestPayments InProcessLatefeePayments
Origination interest that is in process but has not been disbursed yet (this amount is paid back to the originating entity not the investor)
Late fees that are in process but have not been disbursed to the investor yet

InProcessSvcFeePayments	Service fees that are in process but have not been paid back to servicer yet (debit paid by the investor)
InProcessCollectionsPayments	Collection fees that are in process but have not settled yet (these are debits paid by investor paid to the collection agency)
InProcessNSFFeePayments	Non-sufficient funds fees that are in process but have not settled yet (these are paid to Prosper by the borrower)
InProcessGLRewardPayments	Group Leader Rewards that are in process but have not been disbursed to the investor yet (deprecated)
AccruedInterest	Interest accrued on the asset since the last payment
AccruedOriginationInterest AccruedLatefee	Interest accrued on the asset for the first day of the loan payable to the originating entity. Late fee balance on the asset
AccruedNSFFee	Non-sufficient funds fee balance on the asset
AccruedSvcFee	Service fee accrued on the asset since the last payment
AccruedGLReward	Group leader reward balance on the asset (deprecated)
LoanStatusDescription	Description of the loan's current status
ProsperRating	Prosper Rating assigned to the asset at underwriting
Term	Term in months
MaturityDate	Expected maturity date of the asset at origination (static value)
BorrowerRate	Interest rate charged to the borrower
NextPaymentDueDate	Day the next payment is due (can be in the past for delinquent loans)
AgeInMonths	Number of months since the loan was originated
DaysPastDue	Days past due
FirstScheduledPayment	The date of the first scheduled payment on the asset
ServiceFees	Aggregate service fees paid
PrincipalRepaid	Aggregate principal received
InterestPaid	Aggregate interest received
ProsperFees	Aggregate Prosper fees
LateFees	Aggregate late Fees received
GroupLeaderReward	Aggregate group leader rewards (deprecated)
DebtSaleProceedsReceived	Dollar amount received as the result of selling post-Charge off balances to a third party
PlatformProceedsGrossReceived	The gross amount of money received as the result of selling Prosper Notes in the secondary market
PlatformFeesPaid	Fees charged to the investor as a result of selling Prosper Notes in the secondary market
NoteStatus	1 = Current; 2 = Chargeoff; 3 = Defaulted; 4 = Completed; 5 = Final Payment in Progress; 6 = Cancelled
NoteDefaultReason	Numerical identifier for default reason

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NoteDefaultReasonDescription    Descriptor for the default status (i.e. Bankruptcy)
IsSold    0 = not sold; 1 = sold out of existing investor account

MonthlyPaymentAmount    Monthly bill the borrower must satisfy each month NextPaymentDueAmountNoteLevel    Amount of the next monthly bill the borrower must
pay. This will equal MonthlyPaymentAmount for whole loans.

SchMonthlyPaymentNoteLevel	Amount of the monthly bill the borrower must pay based on the amortization schedule at the time of loan origination
BankruptcyFiledDate    Date on which the borrower filed for bankruptcy

Bankruptcy Status	Status of borrower bankruptcy (cancelled, filed, discharged)
BankruptcyType    Type of bankruptcy (Chap 13, Chap 7, Chap 11)
BankruptcyStatusDate    Date on which the bankruptcy status was recorded
LoanClosedDate    Date on which the loan was completed (paid in full)

ChargeoffDate	Date on which the loan charged-off / reached 120+ DPD

TotalChargeoff	Total Amount of Chargeoff (Principal + Accrued Interest + Accrued Late Fee + Accrued NSF Fee)
PrincipalBalanceAtChargeoff    Principal portion of TotalChargeoff
InterestBalanceAtChargeoff    Accrued Interest portion of TotalChargeoff
LateFeeBalanceAtChargeoff    Accrued Late Fee portion of TotalChargeoff
NSFFeeBalanceAtChargeoff    Accrued NSF Fee portion of TotalChargeoff RewardsBalanceAtChargeoff (inactive)    Borrower rewards (inactive) portion of
TotalChargeoff

FICOScore	20point range for FICO score at origination (i.e. 720- 739)
InvestmentTypeID    Channel that the listing came from. 1 = Fractional, 2
= Active Whole, 3 = Passive Whole

LoanProductID	1 = Standard; 2 = Extended Platform; 3 = Prosper Healthcare Lending (PHL)
Collection Fees    Aggregate collection fees paid by the investor

IsPriorBorrower	Indicates whether loan is a second loan taken out by a repeat borrower who has (or had) a prior Prosper loan
BorrowerState    State of legal address supplied by borrower
BorrowerAPR    APR charged to the borrower (includes orig. fee)

PrincipalAdjustments	Amount of any non-cash adjustments applied to the loan
SettlementStartDate    Date the settlement was enrolled
SettlementEndDate    Date of final payment in the settlement

SettlementStatus	SettlePend (pending), settleProc (enrolled), settleComp (successful/completed), settleFail (unsuccessful)
SettlementBalAtEnrollment    Payoff Balance (Prin + Int + Fees) as of date enrolled
SettlementAgreedPmtAmount    Total settlement amount to be paid by the borrower
SettlementPmtCount    Number of payments in settlement term
SettlementFirstPmtDueDate    Date first settlement payment is due

CONFIDENTIAL TREATMENT
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ExtensionStatus	ExtenOffer (offered), ExtenPend (Verbally accepted, waiting signature), ExtenGrant (payments received, agreement signed)

ExtensionTerm	No. of months by which the maturity was extended, equivalent to the # of past due payments on the loan
ExtensionOfferDate    Date the extension was offered to the borrower

ExtensionExecutionDate	Date the extension terms were agreed between Prosper and borrower

D.	POSITIONS PENDING FILE (CSV)

Variable    Description
AsOf    Date and time the information is valid
InvestorKey    Unique ID for the Investor account
DateInvestmentPlaced    Date the investment was made
InvestmentAmount    Amount of the Investment
ListingNumber    Listing Number associated with the Investment

Description	Textual description of the status of the investment (Pending Completion, Completed, Cancelled)
LoanNumber    Loan number associated with the investment
LoanNoteID    Loan Note ID associated with the investement
ScheduledLoanOrigination    Date the loan is scheduled to originate

InvestmentTypeID	Channel that the listing came from. 1 = Fractional, 2 = Active Whole, 3 = Passive Whole

LoanProductID	1 = Standard Product, 2 = Extended Platform; 3 = Prosper Healthcare Lending

E. BORROWER DATA FILE (XML)

Applications LoanCount = “x” originationDate =“Datetime”

Data Category Application Data	Data or Document Item Application Data	Data Fields LoanID
ListingID
ListingCategory
RequestedAmount
SocialSecurity
DateofBirth
ListingTitle
ListingDescription
TermsApprovalDate
FundingThreshold
IsPartialFundingApproved

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UserAgreements	Consent for Electronic Disclosures Borrower Registration Agreement Terms of Use Authorization to Obtain to Credit Authorization to Debit Account WebBank.com Privacy Notice Promissory Note Signed Page	AgreementDateTime AgreementType IsCorrectedAgreement EmailMessage
LoanAgreements	Promissory Note Loan Truth in Lending Disclosure Listing Truth in Lending Disclosure	AgreementDateTime AgreementType Agreement Body IsCorrectedAgreement

Names	Name	FirstName MiddleName LastName Suffix
Addresses	Address	AddressLine1 Addressline2 AddressType City StateofResidence ZipCode IsPreferredMailing IsLegalAddress
Employments	Employment	Employer EmploymentStatusMonths EmploymentStartMonth OccupationName
Emails	EmailAddress	EmailAddress

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EXHIBIT C

[***][Four pages redacted]

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EXHIBIT D

[***][Four pages redacted]

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EXHIBIT E

FORM LOAN DOCUMENTS

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Borrower Registration Agreement    [insert new logo]

This Borrower Registration Agreement (this "Agreement") is made and entered into between you and
Prosper Funding LLC ("Prosper").
The Prosper marketplace is an online credit platform (the "Platform") operated by Prosper. Among other things, Prosper offers access to unsecured personal loans in the form of the promissory note attached hereto as Exhibit A (the “Promissory Note”). All loans originated through the Platform are made by WebBank, a Utah-chartered industrial bank (“WebBank” or “Bank”). A separate legal entity, Prosper Marketplace, Inc. ("PMI"), provides services to Bank in connection with the origination of such loans. Prosper services all loans made through the Platform, but has engaged certain third parties (including PMI) to act as agents of Prosper in the performance of such servicing. The following Agreement describes those services as well as your rights and obligations should you elect to register as a borrower on the Platform. Except for Section 22, when used in this Agreement "we" or "us" refers to Prosper, Bank and their respective agents and affiliates (including without limitation PMI in its capacity as agent of Prosper or Bank, and Prosper Healthcare Lending).
1.    Registration as a Prosper Borrower. You are registering with Prosper as a borrower so that you can make loan requests or "listings" through the Platform. In entering into this Agreement, you are agreeing to comply with the Terms of Use for the Platform as well as any other rules or policies set forth on Prosper's website (www.prosper.com), any of which may be amended from time to time by Prosper in its sole discretion (collectively, as amended, the "Prosper Terms and Conditions"). The Prosper Terms and Conditions are accessible via a link marked "Policies" at the bottom of each page of Prosper's website.
We reserve the right to restrict access to the Platform to individuals who meet minimum credit guidelines and other criteria, as determined by us in our sole discretion.
2.    Authorization to Obtain Credit Report. By registering on the Platform as a borrower, you authorize us or our agents (including PMI), to obtain a credit report from one or more consumer credit reporting agencies. We may use the credit report for any purpose that would be authorized by applicable law in connection with a credit transaction involving you and involving the extension of credit to you or review or collection of your account, including but not limited to (i) for authentication purposes, to make sure you are who you say you are; (ii) to make credit decisions; (iii) for internal modeling and analysis purposes; (iv) to administer the sale of any Borrower Payment Dependent Notes ("Notes") associated with your loan or the sale of your loan in its entirety; (v) to determine how much debt you currently have, in order to determine your debt-to-income ratio; (vi) to obtain your credit score and assign you a Prosper Rating based in part on that score; (vii) to obtain and display information and characteristics from your credit report from one or more consumer credit reporting agencies; and (ix) to obtain and display on the Folio Investing Note Trader Platform certain information and characteristics from your credit report from one or more consumer credit reporting agencies at any time or times that a Note

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corresponding to your loan is offered for sale by investors holding such Notes. Information from your credit report will be displayed on the Prosper website with your listing. You authorize us to verify information in your credit report and your listing, and you agree that Prosper, Bank or PMI (in its capacity as agent of Prosper or Bank) may contact third parties without further notice to you to verify any such information. We may obtain your credit report each time you create a listing and at any other time in our sole discretion, including in connection with loan servicing or collection.
3.Listings. The Platform connects applicants who wish to obtain loans with investor members who wish to help fund them. To receive a loan, you, a borrower member, must submit a loan listing through the Platform. The listing is a request by you for a loan in the amount and at the interest rate specified in the listing. In order to submit a listing through the Platform, you must have a good faith intent to obtain and repay your loan, and your listing must be consistent with that intent.
In order for your listing to become a loan, you must receive aggregate funding commitments from Prosper investor members that equal or exceed the minimum funding amount applicable to your listing. After you submit your listing and complete certain verification stages, Prosper will automatically allocate your listing to one of three funding channels, based upon a random allocation methodology determined by Prosper: (i) the first channel allows investor members to commit to purchase Notes from Prosper, the payments of which are dependent on the payments you make on your loan (the "Note Channel"); (ii) the second channel allows investor members to commit to purchase 100% of your loan directly from Prosper ("Active Loan Channel"); and (iii) the third channel reserves your loan for sale to an investor member who has already committed to purchase loans like yours from Prosper ("Passive Loan Channel"). Prosper may add or remove funding channels at any time in its sole discretion.
If your listing receives sufficient commitments to fund, Bank will originate a loan to you in an amount equal to the total amount of those commitments. If your listing is allocated to Passive Loan Channel, it will automatically be considered to have received a commitment equal to the amount of the loan requested. If your listing is allocated to the Note Channel, investor members who purchase Notes tied to your loan may resell those Notes to other investor members on our secondary trading platform (the "Note Trader Platform"). Prosper may add or remove secondary trading platforms at any time in its sole discretion.
Information Included in Listings. To submit a listing, you must provide the amount of the loan you are requesting as well as your annual income, occupation and employment status. The minimum and maximum loan amounts you may request are posted on the Prosper website and are subject to change by us at any time without notice. We reserve the right to restrict the submission of listings through the Platform to applicants who meet minimum credit guidelines and other criteria, as determined by us in our sole discretion.
You authorize and agree that we may include in your listing any information from the credit report we obtain pursuant to Section 2 above, including but not limited to the following information:
(i)Your Prosper Rating, which is calculated by us but based on information from your credit report;
(ii)Your debt-to-income ratio, expressed as a percentage, reflecting the ratio between the amount of your monthly non-mortgage debt, as compared to the amount of monthly income that you indicated when completing your listing;

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(iii)	Whether you own a home;

(iv)	The number of accounts on which you are currently late on a payment;

(v)	The total past-due amount you owe on all delinquent and charged-off accounts;

(vi)	The number of 90+ days past due delinquencies on your credit report;
(vii)The number of negative public records (e.g., bankruptcies, liens, and judgments) on your credit report over the last 12 months, and over the last 10 years;
(viii)The month and year the oldest account on your credit report (e.g., revolving, installment, or mortgage credit) was opened;
(ix)The total number of credit lines appearing on your credit report, along with the number that are open and current;

(x)	The total balance on all of your open revolving credit lines;
(xi)Your bankcard utilization ratio, expressed as a percentage, reflecting the ratio of the total balance used, to the aggregate credit limit on, all of your open bankcards; and

(xii)	The number of inquiries made by creditors to your credit report in the last six months.
In addition, you authorize and agree that we may display any of the above information in a listing for a Note corresponding to your loan on the Note Trader Platform, and that we may display updated information from your credit report, as well as information about the payment history and status of your loan, in any such listing.
Listings displayed on either Platform may also include any information we ask you to provide, including, without limitation, your self-reported occupation, employment status and range of income. You authorize us to verify your residence, income, employment and any other information you provide in connection with a listing or your registration as a borrower, and you agree that we may contact third parties to verify information you provide. If any such information changes after you submit a listing but before the listing expires, you must either (i) promptly notify us of the change, or (ii) if the listing was allocated to the Note Channel or Active Loan Channel, withdraw your listing.
In creating your listing, or posting content on your Prosper member web page or anywhere else on Prosper's website, you may not include (i) any personally identifiable information, including, without limitation, your name, address, phone number, email address, Social Security number, driver's license number, bank account number or credit card number, (ii) any information that reveals your race, color, religion, national origin, sex, marital status, age, sexual orientation, military status, source of income, or plans for having a family, and (iii) any information that is inconsistent with your obligations to refrain from engaging in any Prohibited Activities (as defined below) (any information of the type described in parts (i), (ii) or (iii) being, "Prohibited Information"). We may take remedial action with respect to any Prohibited Information you post on Prosper's web site, including without limitation canceling any listing containing Prohibited Information or deleting or modifying all or any portion of a listing description or other content that contains Prohibited Information; provided, however, that we are under no obligation to take any such action, and any posting of Prohibited Information by you on Prosper's web site is done solely at your own risk.

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Listings Allocated to the Note Channel. Any person who visits the Prosper website will be able to view your listing and see your Prosper Rating as well as certain information about the loan you have requested; provided, however, information from your credit report will only be viewable by investor members.
We may elect in our sole discretion to give you a partial funding option, which means your loan will be funded if it receives commitments totaling less than the full amount of your requested loan but equal to or exceeding 70% of that amount (subject to the loan size minimum). Each loan listing related to a borrower who was offered the partial funding option will indicate the minimum amount required for the loan to fund. The current percentage threshold for partial funding is 70%, but we may change that threshold from time to time. Any such change will only affect listings created after the change is made.
Duration of Listings. A listing will expire on the earlier of (a) the time at which it has received commitments equal to the full amount of the loan requested (which could be immediately after being listed) or (b) if allocated to the Note Channel, 14 days after being posted, unless the listing is withdrawn by you or cancelled by us prior to either of those events. If a listing is allocated to Active Loan Channel and does not receive commitments sufficient to fund within one (1) hour of being posted, it will automatically be reallocated to the Note Channel.
WITHDRAWAL OF LISTINGS. YOU HAVE THE RIGHT TO WITHDRAW YOUR LISTING AT ANY TIME PRIOR TO THE EXPIRATION OF THE LISTING PERIOD AS DESCRIBED ABOVE. AFTER THE LISTING PERIOD EXPIRES, YOU WILL NO LONGER HAVE THE RIGHT TO WITHDRAW YOUR LISTING. IF A LOAN IS MADE TO YOU, YOU DO NOT HAVE ANY RIGHT TO RESCIND THE LOAN.
If you elect to withdraw your listing, you may (but are not required to) submit a new listing. We reserve the right, in our sole discretion, to limit the number of listings you submit or attempt to submit through the Platform.
Additional Loans. The guidelines and eligibility requirements for additional loans are posted on the Prosper website and are subject to change by us in our sole discretion at any time without notice. Subject to these requirements, you may have up to two loans outstanding at any one time, provided that the aggregate outstanding principal balance of your loans does not exceed the maximum loan amount then in effect. You may not submit a listing for a second loan unless you meet the eligibility requirements then in effect as of the date of such submission.
Prohibited Activities. You agree that you will not, in connection with any listings, investor commitments, loans or other transactions involving or potentially involving Prosper or Bank, (i) make any false, misleading or deceptive statements or omissions of material fact; (ii) misrepresent your identity, or describe, present or portray yourself as a person other than yourself; (iii) give to or receive from, or offer or agree to give to or receive from, any Prosper investor member or other person any fee, bonus, additional interest, kickback or thing of value of any kind, including in exchange for such person's commitment, recommendation, or offer or agreement to recommend or make a commitment with respect to your listing; and (iv) represent yourself to any person as a director, officer or employee of Prosper, PMI or Bank, unless you are such director, officer or employee.

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4.	Right to Verify Information and Cancel Funding.
a.    We reserve the right to verify the accuracy of all information provided by borrower and investor members in connection with listings, investor commitments and loans. We also reserve the right to determine in our sole discretion whether a registered user is using, or has used, the Prosper website illegally or in violation of any order, writ, injunction or decree of any court or governmental instrumentality, for purposes of fraud or deception, or otherwise in a manner inconsistent with the Prosper Terms and Conditions or any agreement between Prosper or Bank and such user. We may conduct our review at any time - before, during or after the submission of a listing, or before or after the funding of a loan. You agree to respond promptly to our requests for information in connection with any such review by us.
b.    In the event we determine, prior to funding a loan, that a listing, or an investor commitment for the listing, contains materially inaccurate information (including but not limited to unintended inaccuracies, inaccuracies resulting from errors by us, or inaccuracies resulting from changes in the borrower's income, residence or credit profile between the date a listing is submitted and the date the listing is to be funded) or was submitted illegally, in violation of any order, writ, injunction or decree of any court or governmental instrumentality, for purposes of fraud or deception, or otherwise in a manner inconsistent with the Prosper Terms and Conditions or any member agreement, or was generated in error or is otherwise inconsistent with the applicable credit policy and criteria, we may refuse to accept the listing or, if the listing has already been accepted, remove the listing from the Platform and cancel all investor commitments with respect to the listing.
c.    When a listing receives commitments equal to or exceeding the minimum amount required for the loan to fund, we may conduct a "pre-funding" review prior to funding the loan. Loan funding occurs when loan proceeds are disbursed to or at the direction of the borrower. We may, at any time and in our sole discretion, delay funding of a loan (i) in order to enable us to verify the accuracy of information provided by borrower members, investor members in connection with the listing or investor commitments made with respect to the listing; (ii) to determine whether there are any irregularities with respect to the listing or the investor commitments; or (iii) if we become aware of information concerning the borrower member or the listing during our pre-funding review, as a result of which we determine, in our sole discretion, that the likelihood of the borrower not making payments on the loan is materially greater than would be expected based on the assigned Prosper Rating. We may cancel or proceed with funding the loan, depending on the results of our pre-funding review. If funding is cancelled, the listing will be removed from the Platform and all investor commitments against the listing will be cancelled. In the event we cancel funding of a loan, we will notify the borrower, and all investor members who made commitments with respect to the listing of such cancellation.
d.    We may verify any of the information you provide in applying for a loan and creating a listing, and may require that you submit evidence sufficient to permit us to verify the information you provided or other information we deem necessary. We have sole discretion to determine what evidence suffices, and it is your obligation to provide that evidence. If you fail to do so within a reasonable timeframe within our discretion, we may cancel your listing. However, if we are able to obtain the information we require from other sources, or determine that the information is no longer necessary, your loan may originate even though you have not submitted the required documents.

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5.	Matching of Investor Commitments and Listings; Loan Funding.
a.    If your listing is allocated to the Note Channel, Prosper investor members will be able to view your listing and commit funds to purchase Notes issued by Prosper, the payments on which will be dependent on payments Prosper receives from you on your loan. In other words, the Prosper investor members who committed funds will receive payments on their Notes only to the extent you make payments on your loan. If your listing is allocated to the Active Loan Channel or the Passive Loan Channel, Prosper investor members will commit funds to purchase from Prosper a Promissory Note evidencing the loan made by Bank to you.
b.    A match of your listing with one or more investor commitments equal to or exceeding the minimum amount required for the loan to fund, will result in a loan from Bank to you, subject to our right to verify information as described above. The loan will be evidenced by a Promissory Note in the form set forth on the attached Exhibit A. Depending on the loan product you receive, loan proceeds are disbursed into your designated deposit account or they are paid directly to a merchant in satisfaction of your purchase of goods and/or services from that merchant. The loan may be sold by Bank to Prosper, and Prosper may hold the loan or sell it to one of its investor members. Prosper or its agents will service the loan on behalf of the loan’s owner.
c.    We do not warrant or guaranty that your listing will be matched with any investor commitments. Your listing must receive one or more investor commitments equal to or exceeding the minimum amount required for the loan to fund in order for a loan to be made.
d.    To safeguard your privacy rights, your name and address will not be included in your listing. Only your Prosper screen name will appear on your listing, and only the screen name of the investor members will appear with investor commitments.
6.Compensation. If you receive a loan, you must pay Bank a non-refundable origination fee. The amount of the estimated origination fee is stated in the disclosures provided to you at the time you apply. This amount will decline if you've been offered a partial funding option and your loan is not 100% funded. Notwithstanding the foregoing, no amount of the finally determined fee is refundable. The finally determined fee will be stated in your Truth in Lending disclosure. This fee will be deducted from your loan proceeds, so the loan proceeds delivered to you or at your direction will be less than the full amount of your issued loan. You acknowledge that the origination fee will be considered part of the principal on your loan and is subject to the accrual of interest.
7.Making Your Loan Payments. At the time you register as a borrower, you must provide your bank account information to facilitate transfers of funds to and from your bank account. You agree to make your loan payments by automated withdrawals from your designated account, by manual payments you initiate from your designated account, with the first payment being scheduled during the application process, or by check (you must call customer service at 1-866-615-6319 to arrange payment by check). Your loan payments will be made by the payment method you choose. Prosper or its agents will act as the servicer for all loans you obtain through the Platform, and all communications regarding your loan must be made to Prosper or its agents.
8.Collection & Reporting of Delinquent Loans. In the event you do not make your loan payments on time, Bank or any subsequent owner of the loan will have all remedies authorized or permitted by the Promissory Note and applicable law. In addition, if you fail to make timely payments on your loan, your loan may be referred to a collection agency for collection. Prosper or its agents may report loan

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payment delinquencies in excess of thirty (30) days to one or more credit reporting agencies in accordance with applicable law. See the “Permission to Contact” section below for additional important information.
9.No Guarantee. Neither Prosper nor Bank warrants or guarantees (1) that your listing will be matched with any investor commitments, or (2) that you will receive a loan as a result of submitting a listing.
10.Restrictions on Use. You are not authorized or permitted to use the Prosper website to obtain, or attempt to obtain, a loan for someone other than yourself. You are not authorized or permitted to use the Prosper website to obtain, or attempt to obtain, a loan for the purpose of (i) buying, carrying or trading in securities or for the purpose of buying or carrying any part of an investment contract security,
(ii) paying for postsecondary educational expenses (i.e., tuition, fees, required equipment or supplies, or room and board) at a college/university/vocational school, as the term "postsecondary educational expenses" is defined in Bureau of Consumer Financial Protection Regulation Z, 12 C.F.R. § 1026.46(b)(3), or (iii) engaging in any illegal activity or gambling, and you warrant, represent and agree that you will not use the proceeds of any loan for such purposes. You must be an owner of the deposit account you designate for electronic transfers of funds, with authority to direct that loan payments be made from the account. Your designated account will be the account from which loan payments will be made. Although you are registering as a borrower member, you may also register and participate on the Platform as an investor member. If you participate on the Platform as an investor member, any amounts in your Prosper funding account are subject to set-off against any delinquent amounts owing on any loans you obtain as a Prosper borrower. You will not receive further notice in advance of our exercising our right to set-off amounts in your Prosper funding account against any delinquent amounts owing on any loans you obtain. If you obtain a loan and fail to pay your loan in full, whether due to default, bankruptcy or other reasons, you will not be eligible to submit any further listings or re-register with Prosper as a borrower or investor member. We may in our sole discretion, with or without cause and with or without notice, restrict your access to the Prosper website or Platform.
11.Authority. You warrant and represent that you have the legal competence and capacity to execute and perform this Agreement.
12.Termination of Registration. Prosper may, in its sole discretion, with or without cause, terminate this Agreement at any time by giving you notice as provided below. In addition, upon our determination that you committed fraud or made a material misrepresentation in connection with a listing, investor commitment or loan, performed any prohibited activity, or otherwise failed to abide by the terms of this Agreement or the Prosper Terms and Conditions, we may, in our sole discretion, immediately and without notice, take one or more of the following actions: (i) terminate or suspend your right to submit listings or otherwise participate on the Platform; or (ii) terminate this Agreement and your registration with Prosper. Upon termination of this Agreement and your registration with Prosper, any listings you have submitted through the Platform shall be cancelled, and will be removed from the Platform immediately. Any loans you obtain prior to the effective date of termination resulting from listings you had placed on the Platform shall remain in full force and effect in accordance with their terms.
13.Prosper's Right to Modify Terms. Prosper has the right to change any term or provision of this Agreement or the Prosper Terms and Conditions. Prosper will give you notice of material changes to this Agreement, or the Prosper Terms and Conditions, in the manner set forth in Section 15. You authorize us to correct obvious clerical errors appearing in information you provide to us, without notice to you,

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although we expressly undertake no obligation to identify or correct such errors. This Agreement, along with the Prosper Terms and Conditions, represents the entire agreement between you and Prosper regarding your participation as a borrower on the Platform, and supersedes all prior or contemporaneous communications, promises and proposals, whether oral, written or electronic, between you and Prosper with respect to your involvement as a borrower on the Platform.
14.Member Web Page Display and Content. You may, but are not required to, maintain a "Prosper member web page" on the Prosper website, where you can post content, logos or links to websites. If you elect to do so, you authorize us to display on the Prosper website all such material you provide. Any material you display on your member page must conform to the Prosper Terms and Conditions, and material you display or link to must not (i) infringe on Prosper's or any third party's copyright, patent, trademark, trade secret or other proprietary rights or right of publicity or privacy; (ii) violate any applicable law, statute, ordinance or regulation; (iii) be defamatory or libelous; (iv) be lewd, hateful, violent, pornographic or obscene; (v) violate any laws regarding unfair competition, anti-discrimination or false advertising; (vi) promote violence or contain hate speech; or (vii) contain viruses, trojan horses, worms, time bombs, cancelbots or other similar harmful or deleterious programming routines. You may not include or display any personally identifying information of any Prosper member on your Prosper member web page or elsewhere on the Prosper website, including, without limitation, any Prosper member's name, address, phone number, email address, Social Security number, driver's license number, bank account number or credit card number.
15.Notices. All notices and other communications hereunder shall be given either by: (1) email to your registered email address; (2) message to your Prosper message inbox; (3) posting on your Prosper account’s login, post-login, or home page; (4) posting to the History section (or one of its subsections) of your Prosper account; (5) posting on the Prosper website, or (6) deposit with U.S. mail or other nationally recognized courier, and shall be deemed to have been duly given and effective upon transmission or posting. It is your responsibility to monitor these areas. You can contact us by sending an email to support@prosper.com. You agree to notify Prosper if your registered email address changes, and you agree to update your registered residence address, mailing address and telephone number on the Prosper website if any of those items changes.
16.No Warranties. Except for the representations contained in this Agreement, Prosper does not make any representations or warranties to you or any other party with regard to your use of the Prosper website or the Platform, including, but not limited to, any implied warranties of merchantability or fitness for a particular purpose.
17.Limitation on Liability. In no event shall any party to this Agreement be liable to any other party for any lost profits or special, exemplary, consequential or punitive damages, even if informed of the possibility of such damages. Furthermore, neither party makes any representation or warranty to any other party regarding the effect that the Agreement may have upon the foreign, federal, state or local tax liability of the other.

18.	STATE NOTICES
California Residents: Married registrants may apply for a separate account.

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Ohio Residents: The Ohio laws against discrimination require that all creditors make credit equally available to all credit worthy customers, and that credit reporting agencies maintain separate credit histories on each individual upon request. The Ohio civil rights commission administers compliance with this law.
Texas Residents: Prosper Marketplace, Inc. is licensed and examined by the State of Texas--Office of Consumer Credit Commissioner. Call the Consumer Credit Hotline or write for credit information or assistance with credit problems. Office of Consumer Credit Commissioner, 2601 North Lamar Boulevard, Austin, Texas 78705-4207, (800) 538-1579, www.occc.state.tx.us.
Wisconsin Residents: No provision of a marital property agreement, a unilateral statement or a court decree adversely affects the interest of the creditor unless the creditor, prior to the time the credit is granted, is furnished a copy of the agreement, statement or decree or has actual knowledge of the adverse provision when the obligation to the creditor is incurred.
Please see the attached Promissory Note for additional important state notices.
19.Miscellaneous. You may not assign, transfer, sublicense or otherwise delegate your rights under this Agreement to another person without Prosper's prior written consent. Prosper may assign this Agreement at any time without your permission, unless prohibited by applicable law. Any such assignment, transfer, sublicense or delegation in violation of this Section 19 shall be null and void. This Agreement shall be governed by federal law and, to the extent that state law applies, the laws of the State of Delaware. Any waiver of a breach of any provision of this Agreement will not be a waiver of any other breach. Failure or delay by either party to enforce any term or condition of this Agreement will not constitute a waiver of such term or condition. If any part of this Agreement is determined to be invalid or unenforceable under applicable law, then the invalid or unenforceable provision will be deemed superseded by a valid enforceable provision that most closely matches the intent of the original provision, and the remainder of the Agreement shall continue in effect. Bank is not a party to this Agreement, but you agree that Bank is a third-party beneficiary and is entitled to rely on the provisions of this Agreement, including without limitation your representations, covenants and agreements herein. There are no third party beneficiaries to this Agreement other than Bank.
20.Performance by Prosper and Bank. You acknowledge and agree that any obligations of or actions by Prosper under this Agreement may be performed by PMI on behalf of Prosper in PMI's capacity as servicer or agent of Prosper under any administrative services or similar agreement entered into between PMI and Prosper pursuant to which Prosper appoints PMI as servicer or agent to provide administrative, management, servicing or other services to Prosper. You also acknowledge and agree that any obligations of or actions by Bank under this Agreement may be performed by PMI on behalf of Bank in PMI's capacity as agent of Bank under any loan program or similar agreement entered into between PMI and Bank pursuant to which Bank appoints PMI as agent to provide services to Bank.
21.Separate Entities. Notwithstanding Section 20, you acknowledge and agree that Prosper, Bank and PMI are separate legal entities and that neither entity has guaranteed the performance by the other entity of its obligations hereunder.
22.Arbitration. RESOLUTION OF DISPUTES: YOU ACKNOWLEDGE THAT YOU HAVE READ THIS PROVISION CAREFULLY, AND UNDERSTAND THAT IT LIMITS YOUR RIGHTS IN THE EVENT OF A DISPUTE

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BETWEEN YOU AND US. YOU UNDERSTAND THAT YOU HAVE THE RIGHT TO REJECT THIS PROVISION, AS PROVIDED IN PARAGRAPH (i) BELOW.
(a)In this Resolution of Disputes provision:
(i)"You" and "your" mean the individual entering into this Agreement, as well as any person claiming through such individual;
(ii)"We" and "us" mean Bank and Prosper Funding LLC and each of their respective parents, subsidiaries, affiliates, predecessors, successors, and assigns, as well as the officers, directors, and employees of each of them;
(iii)"Claim" means any dispute, claim, or controversy (whether based on contract, tort, intentional tort, constitution, statute, ordinance, common law, or equity, whether pre-existing, present, or future, and whether seeking monetary, injunctive, declaratory, or any other relief) arising from or relating to this Agreement or the relationship between us and you (including claims arising prior to or after the date of the Agreement, and claims that are currently the subject of purported class action litigation in which you are not a member of a certified class), and includes claims that are brought as counterclaims, cross claims, third party claims or otherwise, as well as disputes about the validity or enforceability of this Agreement or the validity or enforceability of this Section 22.
(b)Any Claim shall be resolved, upon the election of either us or you, by binding arbitration administered by the American Arbitration Association or JAMS, under the applicable arbitration rules of the administrator in effect at the time a Claim is filed ("Rules"). Any arbitration under this Agreement will take place on an individual basis; class arbitrations and class actions are not permitted. If you file a claim, you may choose the administrator; if we file a claim, we may choose the administrator, but we agree to change to the other permitted administrator at your request (assuming that the other administrator is available). You can obtain the Rules and other information about initiating arbitration by contacting the American Arbitration Association at 1633 Broadway, 10th Floor, New York, NY 10019, (800) 778-7879, www.adr.org; or by contacting JAMS at 1920 Main Street, Suite 300, Irvine, CA 92614, (949) 224-1810, www.jamsadr.com. The address for serving any arbitration demand or claim on us is Prosper Marketplace, Inc., 221 Main Street, Suite 300, San Francisco, CA 94105, Attention: Compliance.
(c)Claims will be arbitrated by a single, neutral arbitrator, who shall be a retired judge or a lawyer with at least ten years' experience. We agree not to invoke our right to elect arbitration of an individual Claim filed by you in a small claims or similar court (if any), so long as the Claim is pending on an individual basis only in such court.

(d)	We will pay all filing and administration fees charged by the administrator and arbitrator fees up to
$1,000, and we will consider your request to pay any additional arbitration costs. If an arbitrator issues an award in our favor, you will not be required to reimburse us for any fees we have previously paid to the administrator or for which we are responsible. If you receive an award from the arbitrator, we will reimburse you for any fees paid by you to the administrator or arbitrator. Each party shall bear its own attorney's, expert's and witness fees, which shall not be considered costs of arbitration; however, if a statute gives you the right to recover these fees, or fees paid to the administrator or arbitrator, then these statutory rights will apply in arbitration.

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(e)Any in-person arbitration hearing will be held in the city with the federal district court closest to your residence, or in such other location as you and we may mutually agree. The arbitrator shall apply applicable substantive law consistent with the Federal Arbitration Act, 9 U.S.C. § 1-16, and, if requested by either party, provide written reasoned findings of fact and conclusions of law. The arbitrator shall have the power to award any relief authorized under applicable law. Any appropriate court may enter judgment upon the arbitrator's award. The arbitrator's decision will be final and binding except that: (1) any party may exercise any appeal right under the FAA; and (2) any party may appeal any award relating to a claim for more than $100,000 to a three-arbitrator panel appointed by the administrator, which will reconsider de novo any aspect of the appealed award. The panel's decision will be final and binding, except for any appeal right under the FAA. Unless applicable law provides otherwise, the appealing party will pay the appeal's cost, regardless of its outcome. However, we will consider any reasonable written request by you for us to bear the cost.
(f)YOU AND WE AGREE THAT EACH MAY BRING CLAIMS AGAINST THE OTHER ONLY IN OUR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. Further, unless both you and we agree otherwise in writing, the arbitrator may not consolidate more than one person's claims. The arbitrator shall have no power to arbitrate any Claims on a class action basis or Claims brought in a purported representative capacity on behalf of the general public, other borrowers, or other persons similarly situated. The validity and effect of this paragraph (f) shall be determined exclusively by a court, and not by the administrator or any arbitrator.
(g)If any portion of this Section 22 is deemed invalid or unenforceable for any reason, it shall not invalidate the remaining portions of this section. However, if paragraph (f) of this Section 22 is deemed invalid or unenforceable in whole or in part, then this entire Section 22 shall be deemed invalid and unenforceable. The terms of this Section 22 will prevail if there is any conflict between the Rules and this section.
(h)YOU AND WE AGREE THAT, BY ENTERING INTO THIS AGREEMENT, THE PARTIES ARE EACH WAIVING THE RIGHT TO A TRIAL BY JURY OR TO PARTICIPATE IN A CLASS ACTION. YOU AND WE ACKNOWLEDGE THAT ARBITRATION WILL LIMIT OUR LEGAL RIGHTS, INCLUDING THE RIGHT TO PARTICIPATE IN A CLASS ACTION, THE RIGHT TO A JURY TRIAL, THE RIGHT TO CONDUCT FULL DISCOVERY, AND THE RIGHT TO APPEAL (EXCEPT AS PERMITTED IN PARAGRAPH (e) OR UNDER THE FEDERAL ARBITRATION ACT).
(i)You understand that you may reject the provisions of this Section 22, in which case neither us nor you will have the right to elect arbitration. Rejection of this Section 22 will not affect the remaining parts of this Agreement. To reject this Section 22, you must send us written notice of your rejection within 30 days after the date that this Agreement was made. You must include your name, address, and account number. The notice of rejection must be mailed to Prosper Marketplace, Inc., 221 Main Street, Suite 300, San Francisco, CA 94105, Attention: Legal Department. This is the only way that you can reject this Section 22.
(j)You and we acknowledge and agree that the arbitration agreement set forth in this Section 22 is made pursuant to a transaction involving interstate commerce, and thus the Federal Arbitration Act shall govern the interpretation and enforcement of this Section 22. This Section 22 shall survive the termination of this Agreement.

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(k)	This section shall not apply to covered borrowers as defined in the Military Lending Act.
23.Electronic Transactions. This Agreement includes your express consent to electronic transactions and disclosures, which consent is set forth in the section entitled "Consent to Doing Business Electronically" as disclosed in our Terms of Use on our website, the terms and conditions of which are expressly incorporated herein in their entirety. You expressly agree that each of (a) this Agreement and (b) any Promissory Note in the form set forth on the attached Exhibit A that we sign on your behalf, may comprise a "transferable record" for all purposes under the Electronic Signatures in Global and National Commerce Act and the Uniform Electronic Transactions Act.
24.Permission to Contact. When you give us your home and/or mobile phone number, we have your permission to contact you at that number or numbers, and any other number we believe we may reach you through (unless prohibited by applicable law), about your Prosper accounts. Your consent allows us to use text messaging, artificial or prerecorded voice messages and automatic dialing technology, for all purposes not prohibited by applicable law. Message and data rates may apply. You may contact us anytime to change these preferences. We may also send an email to any address where we reasonably believe we can contact you. Some of the purposes for calls and messages include: suspected fraud or identity theft; obtaining information; transactions on or servicing of your account; and collecting on your account. Our rights under this Section extend to our affiliates, subsidiaries, parents, agents, vendors, and anyone so affiliated with the owner of any note evidencing a loan you obtain. Notify us immediately of any changes to your contact information by changing your contact information on your Prosper account information – settings page.
25.Appointment of Limited Power of Attorney and Note Registrar. If your listing receives sufficient investor commitments to fund, and you do not withdraw your listing prior to expiration of the listing period, you hereby authorize each of Prosper and PMI (and their affiliates) to act as your true and lawful Attorney-in-Fact and agent, with full power of delegation and substitution, for you in your name, place and stead, in any and all capacities, to complete and execute a Promissory Note containing the material terms set forth on the attached Exhibit A on your behalf in favor of Bank and reflecting the debt obligation reflected on your final Truth in Lending disclosure(s). You further authorize Prosper and PMI (and their affiliates) to (i) perform each and every act necessary to be done in connection with executing such Promissory Note as you might or could do in person and (ii) approve, execute and deliver the provisions of any instruments, documents, agreements, powers, releases and certificates related to the Promissory Note and to perform each and every actions regarding the same, including but not limited to, any legal or beneficial assignment of the Promissory Note. This Power of Attorney is limited to the purpose described above.
This Power of Attorney may be revoked by contacting Prosper by emailing us at support@prosper.com or calling us at 1-866-615-6319 and closing your account only if done prior to the origination of your loan and execution of the Promissory Note on your behalf. If you choose to revoke this Power of Attorney prior to execution, we will be unable to process your loan request and any pending loan request will be considered withdrawn. Any act or thing lawfully done hereunder prior to any revocation and within the powers herein by any attorney in fact shall be binding on you and your heirs, legal and personal representatives and assigns.
You further appoint Prosper as your authorized agent (in such capacity the “Note Registrar”) to maintain a book-entry system (the “Register”) identifying the owners of such Promissory Note and the

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owners’ addresses and payment instructions. The person or persons identified as owners of such Promissory Note in the Register shall be deemed to be the owner(s) of the Promissory Note for purposes of receiving payment of principal and interest on such Promissory Note and for all other purposes. Any transfer of such Promissory Note shall be effective only upon being recorded in the Register. The Note Registrar may retain the services of another party to fulfill its duties as Note Registrar. The Note Registrar’s recordkeeping obligations will be unaffected by any transfers of the Promissory Note.
26. Military Lending Act. The Military Lending Act provides specific protections for active duty service members and their dependents in consumer credit transactions. This Section includes information on the protections provided to covered borrowers as defined in the Military Lending Act.
(a)Statement of MAPR.

Federal law provides important protections to members of the Armed Forces and their dependents relating to extensions of consumer credit. In general, the cost of consumer credit to a member of the Armed Forces and his or her dependent may not exceed an annual percentage rate of 36 percent. This rate must include, as applicable to the credit transaction or account: The costs associated with credit insurance premiums; fees for ancillary products sold in connection with the credit transaction; any application fee charged (other than certain application fees for specified credit transactions or accounts); and any participation fee charged (other than certain participation fees for a credit card account).
(b)The following sections of this Agreement and the Promissory Note shall not be applicable to, and shall not be enforceable against, a covered borrower as defined in the Military Lending Act: Section 22 of this Agreement and Section 18 of the Promissory Note.
(c)Oral Disclosures. Please call 1-855-993-2967 to obtain oral disclosures, including the statement of MAPR and the payment schedule applicable to your loan, required under the Military Lending Act.

EXHIBIT A

Promissory Note
Loan ID:

Borrower Address:    .
1.Promise to Pay. In return for a loan I have received, I promise to pay WebBank (“you”) the principal sum of    Dollars ($        ), together with interest thereon commencing on the date of origination at the rate of    percent (        %) per annum simple interest. I understand that references in this Promissory Note (“Note”) to you shall also include any person to whom you transfer this Note.
2.Payments. I will pay the principal, interest, and any late charges or other fees on this Note when due. This Note is payable in    monthly installments of $        each, consisting of principal and interest, commencing on the    day of    , and continuing until the final payment date of        , which is the maturity date of this Note. Because of the daily accrual of

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interest on my loan and the effect of rounding, my final payment may be more or less than my regular payment. My final payment shall consist of the then remaining principal, unpaid accrued interest and other charges due under this Note. All payments will be applied first to any unpaid fees incurred as a result of failed payments, as provided in Paragraph 11; then to any charges for making payments other than as provided in this Note; then to any late charges then due; then to any interest then due; and then to principal. No unpaid interest or charges will be added to principal. I further acknowledge that, if I make my payments after the scheduled due date, or incur a charge/fee, this Note will not amortize as originally scheduled, which may result in a substantially higher final payment amount.
3.Interest. Interest will be charged on unpaid principal until the full amount of principal has been paid. Interest under this Note will accrue daily, on the basis of a 365-day year. The interest rate I will pay will be the rate I will pay both before and after any default.
4.Late Charge. If the full amount of any monthly payment is not made by the end of fifteen (15) calendar days after its due date, I will pay you a late charge of the greater of $15 or 5.00% of the unpaid portion of the monthly payment. I will pay this late charge when it is assessed but only once on each late payment.
5.Claims and Defenses; Waiver of Defenses; Exception to Waiver. Except as otherwise provided in this Note, you are not responsible or liable to me for the quality, safety, legality, or any other aspect of any property or services purchased with the proceeds of my loan. If I have a dispute with any person from whom I have purchased such property or services, I agree to settle the dispute directly with that person.
If and only if the proceeds of my loan will be applied in whole or part to purchase property or services from a person or entity that has entered into a contractual relationship with you or Prosper related to financing of such property or services, the following notice may apply:

NOTICE

ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.
6.Certification. I certify that the proceeds of my loan will not be applied in whole or in part to postsecondary educational expenses (i.e., tuition, fees, required equipment or supplies, or room and board) at a college/university/vocational school, as the term “postsecondary educational expenses” is defined in Bureau of Consumer Financial Protection Regulation Z, 12 C.F.R. § 1026.46(b)(3).
7.Method of Payment. You have given me the choice of making my monthly payments (i) by automated withdrawal from an account that I designate using an automated clearinghouse (ACH) or other electronic fund transfer in the manner described in the debit authorization I execute, or (ii) by manually scheduled one-time withdrawals from an account that I designate using an ACH or other electronic fund transfer, made by logging onto my account on the Prosper website or by calling Prosper Borrower Services at 1-866-615-6319, with my first payment being scheduled during the application process; and I have chosen one of these methods.

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I also understand that I may pay my monthly payments by check. If I have chosen to pay by check by calling Prosper Borrower Services at 1-866-615-6319 and arranging such method of payment, I will make the check payable to Prosper Funding LLC and send the payment check to Prosper Marketplace, Inc.,
P.O. Box 396081, San Francisco, CA 94139-6081 in a manner so as to ensure that it is received with sufficient time to process prior to my scheduled payment due date. To ensure efficient processing of my check, I will reference my loan number on the check.
I recognize that if I have automated withdrawal enabled, it is my responsibility to ensure that all amounts I owe are paid when due, even if not debited from my account.
If I close my account or if my account changes or is otherwise inaccessible such that you are unable to withdraw my payments from that account or process my check, I will notify you at least three (3) business days prior to any such closure, change or inaccessibility of my account, and authorize you to withdraw my payments, or I will provide a check, from another account that I designate.
With regard to payments made by automatic withdrawals from my account, I have the right to (i) stop payment of a preauthorized automatic withdrawal, or (ii) revoke my prior authorization for automatic withdrawals with regard to all further payments under this Note, by notifying the financial institution where my account is held, orally or in writing at least three (3) business days before the scheduled date of the transfer. I agree to notify you orally or in writing, at least three (3) business days before the scheduled date of the transfer, of the exercise of my right to stop a payment or to revoke my prior authorization for further automatic withdrawals.
8.Default and Remedies. If I fail to make any payment when due in the manner required by Paragraph 7, I will be delinquent. If I (a) am delinquent, (b) file or have instituted against me a bankruptcy or insolvency proceeding or make any assignment for the benefit of creditors, or (c) in the event of my death, you may in your sole discretion deem me in default and accelerate the maturity of this Note and declare all principal, interest and other charges due under this Note immediately due and payable. If you deem me in default due to delinquency and if you exercise the remedy of acceleration, you will use reasonable efforts to provide prior notice of acceleration.
9.Prepayments. I may prepay this Note in full or in part at any time without penalty. I acknowledge that partial prepayments will not change the due date or amount of my monthly payment.
10.Waivers. You may accept late payments or partial payments, even though marked “paid in full,” without losing any rights under this Note, and you may delay enforcing any of your rights under this Note without losing them. You do not have to (a) demand payment of amounts due (known as “presentment”), (b) give notice that amounts due have not been paid (known as “notice of dishonor”), or (c) obtain an official certification of nonpayment (known as “protest”). I hereby waive presentment, notice of dishonor and protest. Even if, at a time when I am in default, you do not require me to pay immediately in full as described above, you will still have the right to do so if I am in default at a later time. Neither your failure to exercise any of your rights, nor your delay in enforcing or exercising any of your rights, will waive those rights. Furthermore, if you waive any right under this Note on one occasion, that waiver will not operate as a waiver as to any other occasion.
11.Insufficient Funds Charge. If I attempt to make a payment, whether by automated withdrawal from my designated account or by other means, and the payment cannot be made due to (i) insufficient funds

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in my account, (ii) the closure, change or inaccessibility of my account without my having notified you as provided in Paragraph 7, or (iii) for any other reason (other than an error by you), I will pay you an additional fee of $15 for each returned or failed automated withdrawal or other item, unless prohibited by applicable law. I will pay this fee when it is assessed.
12.Attorneys’ Fees. To the extent permitted by law, I am liable to you for your legal costs if you refer collection of my loan to a lawyer who is not your salaried employee. These costs may include reasonable attorneys’ fees as well as costs and expenses of any legal action.
13.Loan Charges. If a law that applies to my loan and sets maximum loan charges is finally interpreted so that the interest or other loan charges collected or to be collected in connection with my loan exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected from me that exceeded permitted limits will be refunded to me. You may choose to make this refund by reducing the principal I owe under this Note or by making a direct payment to me.
14.Assignment. I may not assign any of my obligations under this Note without your written permission. You may assign this Note at any time without my permission. Unless prohibited by applicable law, you may do so without telling me. My obligations under this Note apply to all of my heirs and permitted assigns. Your rights under this Note apply to each of your successors and assigns.
15.Notices. All notices and other communications hereunder shall be given in writing and shall be deemed to have been duly given and effective (i) upon receipt, if delivered in person or by facsimile, email or other electronic transmission, or (ii) one day after deposit prepaid for overnight delivery with a national overnight express delivery service. Except as expressly provided otherwise in this Note, notices to me may be addressed to my registered email address or to my address set forth above unless I provide you with a different address for notice by giving notice pursuant to this Paragraph, and notices to you must be addressed to WebBank at legal@prosper.com or c/o Prosper Marketplace, Inc., 221 Main Street, Third Floor, San Francisco, CA 94105, Attention: Legal Department.
16.Governing Law. This Note is governed by federal law and, to the extent that state law applies, the laws of the State of Utah.
17.Miscellaneous. No provision of this Note shall be modified or limited except by a written agreement signed by both you and me. The unenforceability of any provision of this Note shall not affect the enforceability or validity of any other provision of this Note.
18.Arbitration. RESOLUTION OF DISPUTES: I HAVE READ THIS PROVISION CAREFULLY, AND UNDERSTAND THAT IT LIMITS MY RIGHTS IN THE EVENT OF A DISPUTE BETWEEN YOU AND ME. I UNDERSTAND THAT I HAVE THE RIGHT TO REJECT THIS PROVISION, AS PROVIDED IN PARAGRAPH (i) BELOW.
(a)In this Resolution of Disputes provision:
(i)“I,” “me” and “my” mean the promisor under this Note, as well as any person claiming through such promisor;
(ii)“You” and “your” mean WebBank, any person servicing this Note for WebBank, any subsequent holders of this Note or any interest in this Note, any person servicing this Note for such subsequent

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holder of this note, and each of their respective parents, subsidiaries, affiliates, predecessors, successors, and assigns, as well as the officers, directors, and employees of each of them; and
(iii)“Claim” means any dispute, claim, or controversy (whether based on contract, tort, intentional tort, constitution, statute, ordinance, common law, or equity, whether pre-existing, present, or future, and whether seeking monetary, injunctive, declaratory, or any other relief) arising from or relating to this Note or the relationship between you and me (including claims arising prior to or after the date of the Note, and claims that are currently the subject of purported class action litigation in which I am not a member of a certified class), and includes claims that are brought as counterclaims, cross claims, third party claims or otherwise, as well as disputes about the validity or enforceability of this Note or the validity or enforceability of this Section.
(b)Any Claim shall be resolved, upon the election of either you or me, by binding arbitration administered by the American Arbitration Association or JAMS, under the applicable arbitration rules of the administrator in effect at the time a Claim is filed (“Rules”). Any arbitration under this arbitration agreement will take place on an individual basis; class arbitrations and class actions are not permitted. If I file a claim, I may choose the administrator; if you file a claim, you may choose the administrator, but you agree to change to the other permitted administrator at my request (assuming that the other administrator is available). I can obtain the Rules and other information about initiating arbitration by contacting the American Arbitration Association at 1633 Broadway, 10th Floor, New York, NY 10019, (800) 778-7879, www.adr.org; or by contacting JAMS at 1920 Main Street, Suite 300, Irvine, CA 92614, (949) 224-1810, www.jamsadr.com. Your address for serving any arbitration demand or claim is WebBank, c/o Prosper Marketplace, Inc., 221 Main Street, Third Floor, San Francisco, CA 94105, Attention: Legal Department.
(c)Claims will be arbitrated by a single, neutral arbitrator, who shall be a retired judge or a lawyer with at least ten years’ experience. You agree not to invoke your right to elect arbitration of an individual Claim filed by me in a small claims or similar court (if any), so long as the Claim is pending on an individual basis only in such court.

(d)	You will pay all filing and administration fees charged by the administrator and arbitrator fees up to
$1,000, and you will consider my request to pay any additional arbitration costs. If an arbitrator issues an award in your favor, I will not be required to reimburse you for any fees you have previously paid to the administrator or for which you are responsible. If I receive an award from the arbitrator, you will reimburse me for any fees paid by me to the administrator or arbitrator. Each party shall bear its own attorney’s, expert’s and witness fees, which shall not be considered costs of arbitration; however, if a statute gives me the right to recover these fees, or fees paid to the administrator or arbitrator, then these statutory rights will apply in arbitration.
(e)Any in-person arbitration hearing will be held in the city with the federal district court closest to my residence, or in such other location as you and we may mutually agree. The arbitrator shall apply applicable substantive law consistent with the Federal Arbitration Act, 9 U.S.C. § 1-16, and, if requested by either party, provide written reasoned findings of fact and conclusions of law. The arbitrator shall have the power to award any relief authorized under applicable law. Any appropriate court may enter judgment upon the arbitrator’s award. The arbitrator’s decision will be final and binding except that: (1) any party may exercise any appeal right under the FAA; and (2) any party may appeal any award relating to a claim for more than $100,000 to a three-arbitrator panel appointed by the administrator, which will

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reconsider de novo any aspect of the appealed award. The panel’s decision will be final and binding, except for any appeal right under the FAA. Unless applicable law provides otherwise, the appealing party will pay the appeal’s cost, regardless of its outcome. However, you will consider any reasonable written request by me for you to bear the cost.
(f)YOU AND I AGREE THAT EACH MAY BRING CLAIMS AGAINST THE OTHER ONLY IN OUR INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF OR CLASS MEMBER IN ANY PURPORTED CLASS OR REPRESENTATIVE PROCEEDING. Further, unless both you and I agree otherwise in writing, the arbitrator may not consolidate more than one person’s claims. The arbitrator shall have no power to arbitrate any Claims on a class action basis or Claims brought in a purported representative capacity on behalf of the general public, other borrowers, or other persons similarly situated. The validity and effect of this paragraph (f) shall be determined exclusively by a court, and not by the administrator or any arbitrator.
(g)If any portion of this Section 18 is deemed invalid or unenforceable for any reason, it shall not invalidate the remaining portions of this section. However, if paragraph (f) of this Section 18 is deemed invalid or unenforceable in whole or in part, then this entire Section 18 shall be deemed invalid and unenforceable. The terms of this Section 18 will prevail if there is any conflict between the Rules and this section.
(h)YOU AND I AGREE THAT, BY ENTERING INTO THIS NOTE, THE PARTIES ARE EACH WAIVING THE RIGHT TO A TRIAL BY JURY OR TO PARTICIPATE IN A CLASS ACTION. YOU AND I ACKNOWLEDGE THAT ARBITRATION WILL LIMIT OUR LEGAL RIGHTS, INCLUDING THE RIGHT TO PARTICIPATE IN A CLASS ACTION, THE RIGHT TO A JURY TRIAL, THE RIGHT TO CONDUCT FULL DISCOVERY, AND THE RIGHT TO APPEAL (EXCEPT AS PERMITTED IN PARAGRAPH (e) OR UNDER THE FEDERAL ARBITRATION ACT).
(i)I understand that I may reject the provisions of this Section 18, in which case neither you nor I will have the right to elect arbitration. Rejection of this Section 18 will not affect the remaining parts of this Note. To reject this Section 18, I must send you written notice of my rejection within 30 days after the date that this Note was made. I must include my name, address, and account number. The notice of rejection must be mailed to WebBank, c/o Prosper Marketplace, Inc., 221 Main Street, San Francisco, CA 94105, Attention: Legal Department. This is the only way that I can reject this Section 18.
(j)You and I acknowledge and agree that the arbitration agreement set forth in this Section 18 is made pursuant to a transaction involving interstate commerce, and thus the Federal Arbitration Act shall govern the interpretation and enforcement of this Section 18. This Section 18 shall survive the termination of this Note and the repayment of any or all amounts borrowed thereunder.

(k)	This section shall not apply to covered borrowers as defined in the Military Lending Act.
19.Electronic Transactions. THIS NOTE INCLUDES YOUR EXPRESS CONSENT TO ELECTRONIC TRANSACTIONS AND DISCLOSURES, WHICH CONSENT IS SET FORTH IN THE PARAGRAPH ENTITLED “CONSENT TO DOING BUSINESS ELECTRONICALLY” AS DISCLOSED IN PROSPER’S TERMS OF USE ON PROSPER.COM, THE TERMS AND CONDITIONS OF WHICH ARE EXPRESSLY INCORPORATED HEREIN IN THEIR ENTIRETY. YOU EXPRESSLY AGREE THAT THIS NOTE MAY COMPRISE A “TRANSFERABLE RECORD” FOR ALL PURPOSES UNDER THE ELECTRONIC SIGNATURES IN GLOBAL AND NATIONAL COMMERCE ACT AND THE UNIFORM ELECTRONIC TRANSACTIONS ACT.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

20.Registration of Note Owners. I have appointed Prosper Funding LLC as my authorized agent (in such capacity, the “Note Registrar”) to maintain a book-entry system (the “Register”) for recording the beneficial owners of interests in this Note (the “Note Owners”). The person or persons identified as the Note Owners in the Register shall be deemed to be the owner(s) of this Note for purposes of receiving payment of principal and interest on such Note and for all other purposes. With respect to any transfer by a Note Owner of its beneficial interest in this Note, the right to payment of principal and interest on this Note shall not be effective until the transfer is recorded in the Register.

21.	State Notices
California Residents

Married registrants may apply for a separate account. As required by law, I am hereby notified that a negative credit report reflecting on my credit record may be submitted to a credit reporting agency if I fail to fulfill the terms of my credit obligations.
Iowa Residents

NOTICE TO CONSUMER: 1. Do not sign this paper before you read it. 2. You are entitled to a copy of this paper. 3. You may prepay the unpaid balance at any time without penalty and may be entitled to receive a refund of unearned charges in accordance with law.
IMPORTANT: READ BEFORE SIGNING. The terms of this agreement should be read carefully because only those terms in writing are enforceable. No other terms or oral promises not contained in this written contract may be legally enforced. I may change the terms of this agreement only by another written agreement.
Kansas Residents

NOTICE TO CONSUMER: 1. Do not sign this agreement before you read it. 2. You are entitled to a copy of this agreement. 3. You may prepay the unpaid balance at any time without penalty.
Missouri Residents

Oral or unexecuted agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect me (borrower(s)) and you (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.
Nebraska Residents

A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and me from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

New Jersey Residents

Because certain provisions of this Note are subject to applicable laws, they may be void, unenforceable or inapplicable in some jurisdictions. None of these provisions, however, is void, unenforceable or inapplicable in New Jersey.
Ohio Residents

The Ohio laws against discrimination require that all creditors make credit equally available to all credit worthy customers, and that credit reporting agencies maintain separate credit histories on each individual upon request. The Ohio civil rights commission administers compliance with this law.
Utah Residents

As required by Utah law, I am hereby notified that a negative credit report reflecting on my credit record may be submitted to a credit reporting agency if I fail to fulfill the terms of my credit obligations.
This Note is the final expression of the agreement between the parties and may not be contradicted by evidence of any alleged oral agreement.
Wisconsin Residents

No provision of a marital property agreement, a unilateral statement or a court decree adversely affects the interest of the creditor unless the creditor, prior to the time the credit is granted, is furnished a copy of the agreement, statement or decree or has actual knowledge of the adverse provision when the obligation to the creditor is incurred.
22.Military Lending Act. The Military Lending Act provides specific protections for active duty service members and their dependents in consumer credit transactions. This Section includes information on the protections provided to covered borrowers as defined in the Military Lending Act.
(a)Statement of MAPR.

Federal law provides important protections to members of the Armed Forces and their dependents relating to extensions of consumer credit. In general, the cost of consumer credit to a member of the Armed Forces and his or her dependent may not exceed an annual percentage rate of 36 percent. This rate must include, as applicable to the credit transaction or account: The costs associated with credit insurance premiums; fees for ancillary products sold in connection with the credit transaction; any application fee charged (other than certain application fees for specified credit transactions or accounts); and any participation fee charged (other than certain participation fees for a credit card account).
(b)Section 18 of this Note shall not be applicable to, and shall not be enforceable against, a covered borrower as defined in the Military Lending Act.
(c)Oral Disclosures. Please call 1-855-993-2967 to obtain oral disclosures, including the statement of MAPR and the payment schedule applicable to your loan, required under the Military Lending Act.
23.By signing this Note, I acknowledge that I (i) have read and understand all terms and conditions of this Note, (ii) agree to the terms set forth herein, and (iii) acknowledge receipt of a completely filled-in copy of this Note.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Wisconsin Residents: NOTICE TO CUSTOMER: (a) DO NOT SIGN THIS IF IT CONTAINS ANY BLANK SPACES.
(b) YOU ARE ENTITLED TO AN EXACT COPY OF ANY AGREEMENT YOU SIGN. (c) YOU HAVE THE RIGHT AT ANY TIME TO PAY IN ADVANCE THE UNPAID BALANCE DUE UNDER THIS AGREEMENT AND YOU MAY BE ENTITLED TO A PARTIAL REFUND OF THE FINANCE CHARGE.
CAUTION -- IT IS IMPORTANT THAT YOU THOROUGHLY READ THE CONTRACT BEFORE YOU SIGN IT.
Date:

By: Prosper Marketplace, Inc. Attorney-in-Fact for:
    [Borrower] (Signed Electronically)

Last Updated: September 2016

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Promissory Note

Promissory Note

Loan ID:------
Borrower Address: --------------------
1.Promise to Pay. In return for a loan I have received, I promise to pay WebBank ("you") the principal sum of    Dollars ($        , together with interest thereon commencing on the date of origination at the rate of    percent (_%) per annum simple interest. I understand that references in this Promissory Note ("Note") to you shall also include any person to whom you transfer this Note.

2.Payments. I will pay the principal, interest, and any late charges or other fees on this Note when due. This Note is payable in _ monthly installments of $    each, consisting of principal and interest, commencing on the        day of    , and continuing until the final payment date of    , which is the maturity date of this Note. Because of the daily accrual of interest on my loan and the effect of rounding, my final payment may be more or less than my regular payment. My final payment shall consist of the then remaining principal, unpaid accrued interest and other charges due under this Note. All payments will be applied first to any unpaid fees incurred as a result of failed payments, as provided in Paragraph 11; then to any charges for making payments other than as provided in this Note; then to any late charges then due; then to any interest then due; and then to principal. No unpaid interest or charges will be added to principal. I further acknowledge that, if I make my payments after the scheduled due date, or incur a charge/fee, this Note will not amortize as originally scheduled, which may result in a substantially higher final payment amount.

3.Interest. Interest will be charged on unpaid principal until the full amount of principal has been paid. Interest under this Note will accrue daily, on the basis of a 365-day year. The interest rate I will pay will be the rate I will pay both before and after any default.

4.	Late Charge. Ifthe full amount of any monthly payment is not made by the end of fifteen
(15) calendar days after its due date, I will pay you a late charge of the greater of $15 or 5.00% of the unpaid portion of the monthly payment. I will pay this late charge when it is assessed but only once on each late payment.

5.Claims and Defenses; Waiver of Defenses; Exception to Waiver. Except as otherwise provided in this Note, you are not responsible or liable to me for the quality, safety, legality, or any other aspect of any property or services purchased with the proceeds of my loan. If I have a

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

dispute with any person from whom I have purchased such property or services, I agree to settle the dispute directly with that person.

If and only if the proceeds of my loan will be applied in whole or part to purchase property or services from a person or entity that has entered into a contractual relationship with you or Prosper related to financing of such property or services, the following notice may apply:

NOTICE

ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

6.Certification. I certify that the proceeds of my loan will not be applied in whole or in part to postsecondary educational expenses (i.e., tuition, fees, required equipment or supplies, or room and board) at a college/university/vocational school, as the term "postsecondary educational expenses" is defined in Bureau of Consumer Financial Protection Regulation Z, 12 C.F.R. § 1026.46(b)(3).

7.Method of Payment. You have given me the choice of making my monthly payments (i) by automated withdrawal from an account that I designate using an automated clearinghouse (ACH) or other electronic fund transfer in the manner described in the debit authorization I execute, or
(ii) by manually scheduled one-time withdrawals from an account that I designate using an ACH or other electronic fund transfer, made by logging onto my account on the Prosper website or by calling Prosper Borrower Services at 1-866-615-6319, with my first payment being scheduled during the application process; and I have chosen one of these methods.

I also understand that I may pay my monthly payments by check. If I have chosen to pay by check by calling Prosper Borrower Services at 1-866-615-6319 and arranging such method of payment, I will make the check payable to Prosper Funding LLC and send the payment check to Prosper Marketplace, Inc., P.0. Box 396081, San Francisco, CA 94139-6081 in a manner so as to ensure that it is received with sufficient time to process prior to my scheduled payment due date. To ensure efficient processing of my check, I will reference my loan number on the check.

I recognize that if I have automated withdrawal enabled, it is my responsibility to ensure that all amounts I owe are paid when due, even if not debited from my account.

If I close my account or if my account changes or is otherwise inaccessible such that you are unable to withdraw my payments from that account or process my check, I will notify you at least three (3) business days prior to any such closure, change or inaccessibility of my account, and authorize you to withdraw my payments, or I will provide a check, from another account that I designate.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

With regard to payments made by automatic withdrawals from my account, I have the right to (i) stop payment of a preauthorized automatic withdrawal, or (ii) revoke my prior authorization for automatic withdrawals with regard to all further payments under this Note, by notifying the financial institution where my account is held, orally or in writing at least three (3) business days before the scheduled date of the transfer. I agree to notify you orally or in writing, at least three
(3) business days before the scheduled date of the transfer, of the exercise of my right to stop a payment or to revoke my prior authorization for further automatic withdrawals.

8.Default and Remedies. If I fail to make any payment when due in the manner required by Paragraph 7, I will be delinquent. If I (a) am delinquent, (b) file or have instituted against me a bankruptcy or insolvency proceeding or make any assignment for the benefit of creditors, or (c) in the event of my death, you may in your sole discretion deem me in default and accelerate the maturity of this Note and declare all principal, interest and other charges due under this Note immediately due and payable. If you deem me in default due to delinquency and if you exercise the remedy of acceleration, you will use reasonable efforts to provide prior notice of acceleration.

9.Prepayments. I may prepay this Note in full or in part at any time without penalty. I acknowledge that partial prepayments will not change the due date or amount of my monthly payment.

10.Waivers. You may accept late payments or partial payments, even though marked "paid in full," without losing any rights under this Note, and you may delay enforcing any of your rights under this Note without losing them. You do not have to (a) demand payment of amounts due (known as "presentment"), (b) give notice that amounts due have not been paid (known as "notice of dishonor"), or (c) obtain an official certification of nonpayment (known as "protest"). I hereby waive presentment, notice of dishonor and protest. Even if, at a time when I am in default, you do not require me to pay immediately in full as described above, you will still have the right to do so if I am in default at a later time. Neither your failure to exercise any of your rights, nor your delay in enforcing or exercising any of your rights, will waive those rights. Furthermore, if you waive any right under this Note on one occasion, that waiver will not operate as a waiver as to any other occasion.

11.Insufficient Funds Charge. If I attempt to make a payment, whether by automated withdrawal from my designated account or by other means, and the payment cannot be made due to (i) insufficient funds in my account, (ii) the closure, change or inaccessibility of my account without my having notified you as provided in Paragraph 7, or (iii) for any other reason (other than an error by you), I will pay you an additional fee of $15 for each returned or failed automated withdrawal or other item, unless prohibited by applicable law. I will pay this fee when it is assessed.

12.Attorneys' Fees. To the extent permitted by law, I am liable to you for your legal costs if you refer collection of my loan to a lawyer who is not your salaried employee. These costs may include reasonable attorneys' fees as well as costs and expenses of any legal action.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

13.Loan Charges. If a law that applies to my loan and sets maximum loan charges is finally interpreted so that the interest or other loan charges collected or to be collected in connection with my loan exceed the permitted limits, then: (a) any such loan charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (b) any sums already collected from me that exceeded permitted limits will be refunded to me. You may choose to make this refund by reducing the principal I owe under this Note or by making a direct payment to me.

14.Assignment. I may not assign any of my obligations under this Note without your written permission. You may assign this Note at any time without my permission. Unless prohibited by applicable law, you may do so without telling me. My obligations under this Note apply to all of my heirs and permitted assigns. Your rights under this Note apply to each of your successors and assigns.

15.Notices. All notices and other communications hereunder shall be given in writing and shall be deemed to have been duly given and effective (i) upon receipt, if delivered in person or by facsimile, email or other electronic transmission, or (ii) one day after deposit prepaid for overnight delivery with a national overnight express delivery service. Except as expressly provided otherwise in this Note, notices to me may be addressed to my registered email address or to my address set forth above unless I provide you with a different address for notice by giving notice pursuant to this Paragraph, and notices to you must be addressed to WebBank at legal@prosper.com or c/o Prosper Marketplace, Inc., 221 Main Street, Third Floor, San Francisco, CA 94105, Attention: Legal Department.

16.Governing Law. This Note is governed by federal law and, to the extent that state law applies, the laws of the State of Utah.

17.Miscellaneous. No provision of this Note shall be modified or limited except by a written agreement signed by both you and me. The unenforceability of any provision of this Note shall not affect the enforceability or validity of any other provision of this Note.

18.Arbitration. RESOLUTION OF DISPUTES: I HAVE READ THIS PROVISION CAREFULLY, AND UNDERSTAND THAT IT LIMITS MY RIGHTS IN THE EVENT OF A DISPUTE BETWEEN YOU AND ME. I UNDERSTAND THAT I HAVE THE RIGHT TO REJECT THIS PROVISION, AS PROVIDED IN PARAGRAPH (i) BELOW.

(a)In this Resolution of Disputes provision:

(i)"I," "me" and "my" mean the promisor under this Note, as well as any person claiming through such promisor;

(ii)"You" and "your" mean WebBank, any person servicing this Note for WebBank, any subsequent holders of this Note or any interest in this Note, any person servicing this Note for such subsequent holder of this note, and each of their respective parents, subsidiaries, affiliates, predecessors, successors, and assigns, as well as the officers, directors, and employees of each of them; and

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

(iii)"Claim" means any dispute, claim, or controversy (whether based on contract, tort, intentional tort, constitution, statute, ordinance, common law, or equity, whether pre-existing, present, or future, and whether seeking monetary, injunctive, declaratory, or any other relief) arising from or relating to this Note or the relationship between you and me (including claims arising prior to or after the date of the Note, and claims that are currently the subject of purported class action litigation in which I am not a member of a certified class), and includes claims that are brought as counterclaims, cross claims, third party claims or otherwise, as well as disputes about the validity or enforceability of this Note or the validity or enforceability of this Section.

(b)Any Claim shall be resolved, upon the election of either you or me, by binding arbitration administered by the American Arbitration Association or JAMS, under the applicable arbitration rules of the administrator in effect at the time a Claim is filed ("Rules"). Any arbitration under this arbitration agreement will take place on an individual basis; class arbitrations and class actions are not permitted. If I file a claim, I may choose the administrator; if you file a claim, you may choose the administrator, but you agree to change to the other permitted administrator at my request (assuming that the other administrator is available). I can obtain the Rules and other information about initiating arbitration by contacting the American Arbitration Association at 1633 Broadway, 10th Floor, New York, NY 10019, (800) 778-7879, www.adr.org; or by contacting JAMS at 1920 Main Street, Suite 300, Irvine, CA 92614, (949) 224-1810, www.jamsadr.com. Your address for serving any arbitration demand or claim is WebBank, c/o Prosper Marketplace, Inc., 221 Main Street, Third Floor, San Francisco, CA 94105, Attention: Legal Department.

(c)Claims will be arbitrated by a single, neutral arbitrator, who shall be a retired judge or a lawyer with at least ten years' experience. You agree not to invoke your right to elect arbitration of an individual Claim filed by me in a small claims or similar court (if any), so long as the Claim is pending on an individual basis only in such court.

(d)You will pay all filing and administration fees charged by the administrator and arbitrator fees up to $1,000, and you will consider my request to pay any additional arbitration costs. If an arbitrator issues an award in your favor, I will not be required to reimburse you for any fees you have previously paid to the administrator or for which you are responsible. If I receive an award from the arbitrator, you will reimburse me for any fees paid by me to the administrator or arbitrator. Each party shall bear its own attorney's, expert's and witness fees, which shall not be considered costs of arbitration; however, if a statute gives me the right to recover these fees, or fees paid to the administrator or arbitrator, then these statutory rights will apply in arbitration.

(e)Any in-person arbitration hearing will be held in the city with the federal district court closest to my residence, or in such other location as you and we may mutually agree. The arbitrator shall apply applicable substantive law consistent with the Federal Arbitration Act, 9 U.S.C. § 1-16, and, if requested by either party, provide written reasoned findings of fact and conclusions of law. The arbitrator shall have the power to award any relief authorized under applicable law. Any appropriate court may enter judgment upon the arbitrator's award. The arbitrator's decision will be final and binding except that: (1) any party may exercise any appeal right under the FAA; and (2) any party may appeal any award relating to a claim for more than $100,000 to a three-

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

arbitrator panel appointed by the administrator, which will reconsider de novo any aspect of the

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

appealed award. The panel's decision will be final and binding, except for any appeal right under the FAA. Unless applicable law provides otherwise, the appealing party will pay the appeal's cost, regardless of its outcome. However, you will consider any reasonable written request by me for you to bear the cost.

(f)Y0U AND I AGREE THAT EACH MAY BRING CLAIMS AGAINST THE 0THER 0NLY IN 0UR INDIVIDUAL CAPACITY, AND N0T AS A PLAINTIFF 0R CLASS MEMBER IN ANY PURP0RTED CLASS 0R REPRESENTATIVE PR0CEEDING. Further, unless both you and I agree otherwise in writing, the arbitrator may not consolidate more than one person's claims. The arbitrator shall have no power to arbitrate any Claims on a class action basis or Claims brought in a purported representative capacity on behalf of the general public, other borrowers, or other persons similarly situated. The validity and effect of this paragraph (f) shall be determined exclusively by a court, and not by the administrator or any arbitrator.

(g)If any portion of this Section 18 is deemed invalid or unenforceable for any reason, it shall not invalidate the remaining portions of this section. However, if paragraph (f) of this Section 18 is deemed invalid or unenforceable in whole or in part, then this entire Section 18 shall be deemed invalid and unenforceable. The terms of this Section 18 will prevail if there is any conflict between the Rules and this section.

(h)YOU AND I AGREE THAT, BY ENTERING INTO THIS NOTE, THE PARTIES ARE EACH WAIVING THE RIGHT TO A TRIAL BY JURY OR TO PARTICIPATE IN A CLASS ACTION. YOU AND I ACKNOWLEDGE THAT ARBITRATION WILL LIMIT OUR LEGAL RIGHTS, INCLUDING THE RIGHT TO PARTICIPATE IN A CLASS ACTION, THE RIGHT TO A JURY TRIAL, THE RIGHT TO CONDUCT FULL DISCOVERY, AND THE RIGHT TO APPEAL (EXCEPT AS PERMITTED IN PARAGRAPH (e) OR UNDER THE FEDERAL ARBITRATION ACT).

(i)I understand that I may reject the provisions of this Section 18, in which case neither you nor I will have the right to elect arbitration. Rejection of this Section 18 will not affect the remaining parts of this Note. To reject this Section 18, I must send you written notice of my rejection within 30 days after the date that this Note was made. I must include my name, address, and account number. The notice of rejection must be mailed to WebBank, c/o Prosper Marketplace, Inc., 221 Main Street, San Francisco, CA 94105, Attention: Legal Department. This is the only way that I can reject this Section 18.

(j)You and I acknowledge and agree that the arbitration agreement set forth in this Section 18 is made pursuant to a transaction involving interstate commerce, and thus the Federal Arbitration Act shall govern the interpretation and enforcement of this Section 18. This Section 18 shall survive the termination of this Note and the repayment of any or all amounts borrowed thereunder.

(k)	This section shall not apply to covered borrowers as defined in the Military Lending Act.

19.Electronic Transactions. THIS N0TE INCLUDES Y0UR EXPRESS C0NSENT T0 ELECTR0NIC TRANSACTI0NS AND DISCL0SURES, WHICH C0NSENT IS SET F0RTH

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

IN THE PARAGRAPH ENTITLED "C0NSENT T0 D0ING BUSINESS ELECTR0NICALLY" AS DISCL0SED IN PR0SPER'S TERMS 0F USE 0N PR0SPER.C0M, THE TERMS AND C0NDITI0NS 0F WHICH ARE EXPRESSLY INC0RP0RATED HEREIN IN THEIR ENTIRETY. Y0U EXPRESSLY AGREE THAT THIS N0TE MAY C0MPRISE A "TRANSFERABLE REC0RD" F0R ALL PURP0SES UNDER THE ELECTR0NIC SIGNATURES IN GL0BAL AND NATI0NAL C0MMERCE ACT AND THE UNIF0RM ELECTR0NIC TRANSACTI0NS ACT.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

20.Registration of Note Owners. I have appointed Prosper Funding LLC as my authorized agent (in such capacity, the "Note Registrar") to maintain a book-entry system (the "Register") for recording the beneficial owners of interests in this Note (the "Note 0wners"). The person or persons identified as the Note 0wners in the Register shall be deemed to be the owner(s) of this Note for purposes of receiving payment of principal and interest on such Note and for all other purposes. With respect to any transfer by a Note 0wner of its beneficial interest in this Note, the right to payment of principal and interest on this Note shall not be effective until the transfer is recorded in the Register.

21.	State Notices

California Residents

Married registrants may apply for a separate account. As required by law, I am hereby notified that a negative credit report reflecting on my credit record may be submitted to a credit reporting agency if I fail to fulfill the terms of my credit obligations.
Iowa Residents

N0TICE T0 C0NSUMER: 1. Do not sign this paper before you read it. 2. You are entitled to a copy of this paper. 3. You may prepay the unpaid balance at any time without penalty and may be entitled to receive a refund of unearned charges in accordance with law.
IMPORTANT: READ BEFORE SIGNING. The terms of this agreement should be read carefully because only those terms in writing are enforceable. No other terms or oral promises not contained in this written contract may be legally enforced. I may change the terms of this agreement only by another written agreement.
Kansas Residents

N0TICE T0 C0NSUMER: 1. Do not sign this agreement before you read it. 2. You are entitled to a copy of this agreement. 3. You may prepay the unpaid balance at any time without penalty.

Missouri Residents

Oral or unexecuted agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect me (borrower(s)) and you (creditor) from misunderstanding or

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.
Nebraska Residents

A credit agreement must be in writing to be enforceable under Nebraska law. To protect you and me from any misunderstandings or disappointments, any contract, promise, undertaking, or offer to forebear repayment of money or to make any other financial accommodation in connection with this loan of money or grant or extension of credit, or any amendment of, cancellation of, waiver of, or substitution for any or all of the terms or provisions of any instrument or document executed in connection with this loan of money or grant or extension of credit, must be in writing to be effective.
New Jersey Residents

Because certain provisions of this Note are subject to applicable laws, they may be void, unenforceable or inapplicable in some jurisdictions. None of these provisions, however, is void, unenforceable or inapplicable in New Jersey.

0hio Residents

The 0hio laws against discrimination require that all creditors make credit equally available to all credit worthy customers, and that credit reporting agencies maintain separate credit histories on each individual upon request. The 0hio civil rights commission administers compliance with this law.

Utah Residents

As required by Utah law, I am hereby notified that a negative credit report reflecting on my credit record may be submitted to a credit reporting agency if I fail to fulfill the terms of my credit obligations.
This Note is the final expression of the agreement between the parties and may not be contradicted by evidence of any alleged oral agreement.
Wisconsin Residents

No provision of a marital property agreement, a unilateral statement or a court decree adversely affects the interest of the creditor unless the creditor, prior to the time the credit is granted, is furnished a copy of the agreement, statement or decree or has actual knowledge of the adverse provision when the obligation to the creditor is incurred.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

22.Military Lending Act. The Military Lending Act provides specific protections for active duty service members and their dependents in consumer credit transactions. This Section includes information on the protections provided to covered borrowers as defined in the Military Lending Act.

(a)Statement of MAPR.

Federal law provides important protections to members of the Armed Forces and their dependents relating to extensions of consumer credit. In general, the cost of consumer credit to a member of the Armed Forces and his or her dependent may not exceed an annual percentage rate of 36 percent. This rate must include, as applicable to the credit transaction or account: The costs associated with credit insurance premiums; fees for ancillary products sold in connection with the credit transaction; any application fee charged (other than certain application fees for specified credit transactions or accounts); and any participation fee charged (other than certain participation fees for a credit card account).

(b)Section 18 of this Note shall not be applicable to, and shall not be enforceable against, a covered borrower as defined in the Military Lending Act.

(c)0ral Disclosures. Please call 1-855-993-2967 to obtain oral disclosures, including the statement of MAPR and the payment schedule applicable to your loan, required under the Military Lending Act.

23.By signing this Note, I acknowledge that I (i) have read and understand all terms and conditions of this Note, (ii) agree to the terms set forth herein, and (iii) acknowledge receipt of a completely filled-in copy of this Note.

Wisconsin Residents: N0TICE T0 CUST0MER: (a) D0 N0T SIGN THIS IF IT C0NTAINS ANY BLANK SPACES. (b) Y0U ARE ENTITLED T0 AN EXACT C0PY 0F ANY AGREEMENT Y0U SIGN. (c) Y0U HAVE THE RIGHT AT ANY TIME T0 PAY IN ADVANCE THE UNPAID BALANCE DUE UNDER THIS AGREEMENT AND Y0U MAY BE ENTITLED T0 A PARTIAL REFUND 0F THE FINANCE CHARGE.

CAUTION -- IT IS IMPORTANT THAT YOU THOROUGHLY READ THE CONTRACT BEFORE YOU SIGN IT.

Date:
By: Prosper Marketplace, Inc. Attorney-in-Fact for:
_________________________ [Borrower] (Signed Electronically)

Last Updated: September 2016

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Authorization to Debit Account    [insert new logo]

I hereby authorize Prosper Funding LLC ("Prosper"), its parent, affiliates, any holder of my loan and their respective agents and their assignees to initiate, depending on the payment method I select on the following page, a single or recurring electronic debit entry/entries to my designated checking or savings account ("Account") at my designated financial institution ("Financial Institution") for which I am an authorized user, as well as any Account or Financial Institution I later designate, for payment of the monthly payment(s) on my loan, if my loan originates. I acknowledge that the origination of electronic debits to my Account must be permitted by my Financial Institution, which must be located in the United States.
If I select preauthorized electronic fund transfers as my payment method I agree:
THE AMOUNT DEBITED FROM THE ACCOUNT EACH MONTH WILL BE THE LESSER OF MY OUTSTANDING LOAN BALANCE AND THE PAYMENT LISTED ON THE FINAL TRUTH IN LENDING STATEMENT (“FINAL TIL”). THE PAYMENT WILL BE DEBITED EACH MONTH ON THE DUE DATE LISTED ON THE FINAL TIL; HOWEVER, IF THE DUE DATE OCCURS ON A WEEKEND OR HOLIDAY, THE ACCOUNT WILL BE DEBITED THE NEXT BUSINESS DAY. I UNDERSTAND THAT MY FINAL PAYMENT WILL VARY FROM THE AMOUNT STATED ON THE FINAL TIL IF PROSPER ELECTS TO DEBIT ANY ADDITIONAL UNPAID PRINCIPAL, INTEREST, CHARGES AND/OR FEES. I UNDERSTAND THAT I MUST PAY ALL OUTSTANDING AMOUNTS EVEN IF NOT DEBITED BY PROSPER.
If I select a one-time electronic fund transfer followed by manual payments as my payment method I agree:
THE AMOUNT DEBITED FROM MY ACCOUNT ON THE DUE DATE OF MY FIRST PAYMENT WILL BE MY MONTHLY PAYMENT AMOUNT, AS LISTED ON THE FINAL TIL. HOWEVER, IF THE DUE DATE OCCURS ON A WEEKEND OR HOLIDAY, THE ACCOUNT WILL BE DEBITED THE NEXT BUSINESS DAY.

I understand that my authorization will remain in full force and effect until Prosper has received oral or written notification from me at least 3 business days prior to my scheduled transfer to terminate this authorization.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Listing Truth in Lending Disclosure
Truth in Lending Disclosure Statement (initial)

Provided on Oct-06-2016 for listing 2406583
Lender:                        Borrower:
WebBank                    Frank Hu
215 South State Street                 2372 Pacifica Ct
Salt Lake City,UT 84111                San Leandro, CA 94579

ANNUAL PERCENTAGE RATE The cost of your credit as a yearly rate. 5.99%	FINANCE CHARGE The dollar amount the credit will cost you. $941.25	Amount F nanced The amount of credit provided to you or on your behalf. $9.900.00	Totalof Payments The amount you will have paid after you have made all payments as scheduled $10 841.25

Your payment schedule will be

Number of payments	Amount of payments I When payments are due
35	$301.15	Monthly beginning Nov-20-2016
1	$301.00	FinalPayment Oct-20-2019

Late Charge:If a payment is late, you will be charged a late fee of the greater of 5.00% of the unpaid installment amount, or $15.

Prepayment: If you pay off early, you will not have to pay a penalty, and you will not be entitled to a refund of any prepaid finance charge.

See your contract documents for any additional information about nonpayment, default, any required repayment in full before the scheduled date, and prepayment.

See your contract documents for any additional information about nonpayment, default, any required repayment in full before the scheduled date, and prepayment.

All numerical disclosures except the annual percentage rate and the late payment disclosure are estimates based on the loan amount you designate in your listing.

Itemization of the Amount Financed of $9,900.00:
$9,900.00 given to you directly
$100.00 Prepaid Finance Charge

Copyright © 2005-2016 Prosper Marketplace,Inc. All rights reserved.

Copyright C 2005-20 16 Prosper Marketplace, Inc.
All rights reserved

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

10/6/2016    Loan Truth in Lending Disclosure

Loan Truth in Lending Disclosure

Truth in Lending Disclosure Statement (final)
Provided on 04-Oct-2016 for listing #2403045

Lender: Borrower: WebBank MARY HOPKINS 215 South State Street, Suite 800 912 PINELAND AVE APT 33 Salt Lake City, UT 84111 HINESVILLE, GA 313136000
ANNUAL PERCENTAGE RATE The cost of your credit as a yearly rate. 5.99%	FINANCE CHARGE The dollar amount the credit will cost you. $941.25	Amount Financed The amount of credit provided to you or on your behalf $9,900.00	Total of Payments The amount you will have paid after you have made all payments as scheduled. $10,841.25
Your payment schedule will be: Number of payments Amount of payments When payments are due
35   $301.15   Monthly beginning Nov-05-2016

1   $301.00   Final payment Oct-05-2019

Late Charge: If a payment is late, you will be charged the greater of 5.00% of the unpaid installment amount, or $15.

Prepayment: If you pay off early, you will not have to pay a penalty, and you will not be entitled to a refund of any prepaid finance charge.

See your contract documents for any additional information about nonpayment, default, any required repayment in full before the scheduled date, and prepayment.

Itemization of the Amount Financed of $9,900.00:
$9,900.00 given to you directly.

$100.00 Prepaid Finance Charge

Copyright © 2005-2016 Prosper Marketplace, Inc. All rights reserved.

https://www.stg2.circleone.com/secure/account/common/agreement_view_secure.aspx?agreement_id=36782994    1/1

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Prosper Privacy Policy & Federal Privacy Notice
Important Privacy Choices [Hyperlink to section below]

Welcome to Prosper. We believe that consumers deserve the utmost respect when it comes to the privacy of their personal information. This Privacy Policy applies to Prosper Marketplace, Inc. and its wholly owned subsidiaries, Prosper Funding LLC and Prosper Healthcare Lending LLC (together, “Prosper”, “we,” “us” or “our.”).

We have prepared this Privacy Policy to explain how we collect, use, protect, and disclose information and data when you use Prosper’s websites, services, and mobile applications. This Privacy Policy also explains your choices for managing information preferences, including opting out of certain uses of your Personal Information (defined below). By accessing or using Prosper’s site or services, you consent to this Privacy Policy.

Prosper has received TRUSTe’s Privacy Seal with respect to www.prosper.com, signifying that this policy and our practices have been reviewed for compliance with the TRUSTe program, which is viewable by clicking the TRUSTe seal on www.prosper.com. This policy covers all of our websites and services, but the TRUSTe program certification covers only information that is collected through www.prosper.com, and does not cover information that may be collected through software downloaded from the website or other Prosper websites or mobile applications.

If you have questions or complaints regarding our privacy policy or practices, or if you need assistance in exercising any of your choices under this policy, please contact us at privacy@prosper.com. If you have an unresolved privacy or data use concern that we have not addressed satisfactorily, please contact TRUSTe at https://feedback-form.truste.com/watchdog/request.

This policy applies to all current and former Prosper customers. Note that, in order to use our services, you must be 18 years of age or older.

INFORMATION PROSPER COLLECTS ABOUT YOU

Information Provided by You

We collect personal information about you that you provide while you use www.prosper.com or www.prosperhealthcare.com or any associated websites, desktop or mobile applications. We collect most of this information during the registration and/or application process for borrowers and investors. Additional information may be gathered during your subsequent use of the site, or when we communicate with you via telephone, email or other means.

Certain personal information must be supplied during the investor and/or borrower registration processes in order to meet our legal obligations, verify your identity, determine eligibility for credit, protect against fraud, and complete your transaction. The following categories of information may be collected:

•	Your basic identifying information (for example, your name, address, email, telephone number, and date of birth);

•	Your Social Security number;

•	Your employment and income information;

•	Your bank account information;

•
For a loan to be used with a merchant or service provider (e.g., a healthcare provider) the identity of the merchant or service provider and the name of the party that will receive the good or service;

•	Any personal information you provide us in connection with any dispute or complaint.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

In addition, we gather names and email addresses of people who contact us with questions. We collect this information only for the purpose of responding to inquiries. If you use our “refer-a-friend” feature, we will collect third party email address(es) from you in order to process your referral request.

If you use the comments section of our blog on www.prosper.com, you should be aware that information you submit is stored there and will be visible to other users of the website.

Information Collected From Third Parties

When you check your rate for a loan through Prosper, we will collect information from credit bureaus and other partners to determine your creditworthiness, assess risks related to your potential loan and help investors determine whether to commit to your loan. We also collect information from credit bureaus after your loan originates in order to assess risks associated with your loan and provide information to investors interested in buying or selling your loan, or to provide you with marketing offers. If another company refers you to Prosper or assists you in any way in the application process, we may collect your information from that company in order to process your application. The following categories of information are generally collected:

•	Your identifying and application information (for example, your name, address, email, telephone number, date of birth, social security number, and employment information);

•	Your credit score & history;

•	Your bank account information and recent transactions;

•	If you applied for a loan to be used with a merchant or service provider, limited information from that merchant or service provider such as the cost of the good or service related to your loan;

•	If you applied for a loan to be used with a merchant or service provider, information related to any dispute you submit regarding the merchant or service provider;

•	If you applied for a loan through Prosper Healthcare Lending processed through an online finance platform other than Prosper, the status and terms of your loan or loan offer through that platform.

Information Gathered Based on Your Activity on the Prosper Platform

In order to provide services to you, improve our business and maintain records required by law, Prosper collects information about your transactions and activity. For borrowers, this includes your payment history. For investors, this includes your fund transfers and purchases. For all members, Prosper collects information about your computer and your visits to www.prosper.com or www.prosperhealthcare.com and other Prosper websites, such as your IP address, geographical location, browser type, referral source, length of visit, button clicks and page views.

Tracking Technologies

Cookies and Web Beacons. Prosper and our marketing partners and service providers use technologies such as cookies, beacons, tags, and scripts, to analyze trends, administer the website, track users’ movements around the website, and gather demographic information about our user base as a whole. We may receive reports on this activity on an individual and aggregated basis.

We use cookies when you sign in to your account to keep track of your personal session, help authenticate your account, and detect fraud. Cookies are also used to gather statistical data, such as which pages are frequently visited, what is downloaded, and the address of sites visited immediately before or after coming to our site. You can control the use of cookies within your web browser. However, if you reject cookies, your ability to use some features or areas of our websites may be limited.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Usage Data & Site Activity. Prosper also uses Local Storage, such as HTML5, to store content information and preferences. Various browsers may offer their own management tools for removing HTML5.

Third Party Technologies. We also partner with third parties to manage our advertising on other sites and evaluate our overall site performance. Our third party partner may use technologies such as cookies to gather information about your activities on our websites and other sites in order to provide you advertising based upon your browsing activities and interests or help us track the success of our marketing efforts or overall site performance. If you wish to not have this information used for the purpose of serving you interest-based ads, you may opt-out of certain advertising networks by clicking here. Please note this does not opt you out of being served ads. You will continue to receive generic ads.

Do-Not-Track Signals

Prosper does not process or respond to “do not track” signals or other similar signals whereby a visitor to a website requests that it disable collection of information about the visitor’s online activities over time and across different websites.

HOW PROSPER USES YOUR INFORMATION

Processing Your Transaction

If you register as a borrower, Prosper will use your information to facilitate your loan or loan request. This may include:

•	Generating your borrower profile and processing your loan application;

•	Assigning you a Prosper Borrower Rating;

•	Enabling automatic payments and fund transfers with other financial institutions;

•	Implementing collection activities as needed;

•	Communicating with you concerning your Prosper account and transactions;

•	Addressing any disputes you may raise concerning your account.

If you register as an individual investor, Prosper will use your information to facilitate marketplace investing. This may include:

•	Generating your investor profile;

•	Enabling automatic payments and fund transfers with other financial institutions;

•	Communicating with you concerning your Prosper account and transactions;

•	Addressing any disputes you may raise concerning your account.

Analysis & Data Optimization

Prosper also uses your information to conduct analyses related to our services and our websites. We use this information to improve our services and credit model. We also use this information to improve our websites’ usability and to evaluate the success of particular marketing campaigns and other activities.

Optional Communications: Marketing & Surveys

Prosper may also use your personal information to select you for certain marketing offers, newsletters, surveys and/or requests for feedback regarding your experience. Prosper may use your personal information both to select you for an offer and to communicate that offer to you.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Receipt of these communications is voluntary. If you do not wish to receive these communications please visit the communications preferences section of your account on www.prosper.com by clicking here and uncheck the boxes next to the categories of communication you do not wish to receive. You may also contact us at privacy@prosper.com.

HOW PROSPER SHARES YOUR INFORMATION

We will share your personal information with nonaffiliates (companies not related by common ownership or control) and among affiliates (companies related by common ownership or control, including the three companies covered by this policy) only in the ways that are described in this privacy policy. By law, you are permitted to limit some types of sharing, but not others.

Prosper shares your information with third parties as permitted by law, including in the following specific ways:

•
Originating Banks. All loans originated through Prosper are made by a third party bank. If you request a loan through Prosper, you are also providing your information to the potential originating bank, and further information may be provided to that bank after your loan originates. The use of your information by your originating bank is governed by that bank’s privacy policy.

•
Third Party Financing Platforms. Certain loan applications through Prosper Healthcare Lending may also be processed by another online finance platform, to which you are providing your information when you apply for a loan. The use of your information by that online financing platform is governed by that company’s privacy policy.

•
Third Party Service Providers. Prosper relies on third party service providers to help us conduct our business and marketing activities, such as maintaining our files and records, offering customer service, sending marketing communications, or facilitating fund transfers. Prosper may share your information with such companies, which are authorized to use your personal information only as necessary to provide these services to Prosper. Information may also be shared among affiliates (including between the three companies covered by this policy) for this purpose where one affiliated company provides services to or on behalf of another affiliated company in connection with your account.

•
Potential Purchasers of Loan. Prosper shares your information, including your Prosper Borrower Rating, on an anonymous basis to allow potential purchasers to decide whether to commit to your loan. This information is also contained anonymously in loan data files available through Prosper’s Developer Tools and Marketplace Performance pages. Although your credit information is displayed, your identity is never shared with investors until your loan has been purchased.

•
Purchasers of Loan. If Prosper sells your loan originated through our platform, we may provide the purchaser of your loan with your personal and credit information. Information is only released to purchasers with adequate protections to safeguard your personal information. Information provided to investors in connection with sales of our fractional Borrower Payment Dependent Notes (“Notes”) will not include personal identifying information. For more information on Notes, please see our Prospectus.

•
Referral Partners. If you were referred to Prosper by another company (a “Referral Partner”), Prosper will share your information as necessary to honor the terms of its agreement with that Referral Partner and to process your transaction. In some cases Prosper may share with a Referral Partner for that Referral Partner’s own business purposes, such as to analyze and improve its business and provide targeted marketing offers to you. Your rights with respect to this sharing are discussed in the following section.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

•
Merchants or Service Providers. If you applied for a loan to be used with a merchant or service provider, Prosper may share your information with the merchant or service provider associated with your loan application.

•	Credit Bureaus. Prosper may share your personal information with credit bureaus to meet our credit reporting obligations.

•
Affiliates. Prosper affiliates, including entities covered by this policy (such as Prosper Funding LLC and Prosper Healthcare Lending LLC) and other companies related by common ownership or control (such as BillGuard, Inc.) may share your information with each other, including information related to your creditworthiness, for purposes of general business analysis or to present targeted marketing offers to you or others. Your rights with respect to this sharing are discussed in the following section.

•
Legal Requests & Regulatory Requirements. Prosper may also share information to comply with, or to allow investors or potential investors to comply with, any applicable law, regulation, legal process or governmental request; or for the purposes of limiting fraud; or in connection with an audit or the sale of Prosper to a third party.

•
Sharing of Anonymized Data. Prosper may share aggregated and anonymized data sets including your information with third party business partners, service providers, loan purchasers, potential loan purchasers, and among Prosper affiliates. No personally identifiable information will be included in these data sets.

*****

IMPORTANT PRIVACY CHOICES

Consent to information sharing with third party Referral Partners: By accepting this privacy policy, you agree that Prosper may immediately begin sharing your information with any third party company that referred you to Prosper so that that company may use your information for their own business purposes, including to market to you. For example, if you were referred to Prosper by another company through a website link or telephone transfer, Prosper may share some of your information, such as the existence and terms of your loan, with that company. You may revoke this consent at any time by following the procedures outlined below. If you revoke consent we will not subsequently share your information with these companies except as necessary to complete the transaction you initiated.

Right to restrict information sharing with companies we own or control (affiliates): Prosper may share your information among affiliated companies whether or not those companies are covered by this policy. Federal law gives you the right to limit this sharing in certain circumstances, including where it includes information about your creditworthiness or is used for the purpose of marketing to you. If you would like to opt-out of this type of sharing, please follow the instructions below. We will begin sharing your information 30 days from the date that we first provided this notice if you have not opted-out.

In order to revoke your consent for information sharing with Referral Partners and/or opt-out of Prosper affiliate information sharing, please visit the communications preferences section of your account on www.prosper.com by clicking here and unchecking the box next to optional information sharing. You may also contact us at privacy@prosper.com.

*****

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

If you would like to exercise your right to opt-out of information sharing by a company affiliated with Prosper but not covered by this policy, you must consult that company’s privacy policy for instructions on how to exercise your right to opt-out.

ADDITIONAL FACTS ABOUT YOUR PERSONAL INFORMATION

How you can change your personal information

You can access the personal information you have provided to us by logging in to the “Settings” page of your account. As a registered user, you can update your password, email, secret question, screen name, address, phone number or bank account information at any time. To change other information, contact us at support@prosper.com. We will respond to your request within a reasonable time.

We will retain your information for a minimum of seven years and as long as needed to provide you services, comply with our legal obligation, resolve disputes, conduct analysis, audits, or to enforce our agreements or as otherwise required by law.

How Prosper Secures Your Information

Prosper uses significant safeguards, including physical, technical, and operational controls to protect your personal information, both during transmission and once received. If you have any questions about the security of your information, you can contact us at privacy@prosper.com.

Prosper equips all servers with an Extended Validation (EV) Secure Socket Layer (SSL) certificate to ensure that when you connect to our websites you can tell that you are actually on our site and that all data entered into the websites are transmitted to us in a secure encrypted channel. Once on our system, personal information can only be read or written through defined service access points, the use of which is password-protected. Data security is achieved through technical safeguards that include a combination of firewalls, intrusion detection system, malware detection system, and data loss prevention systems. Prosper also conducts vulnerability scans of applications and systems regularly.

Access to the system is tightly controlled and limited to only those who have a need to access information. Administrative safeguards such as a security awareness program, background checks, and internal information use policy ensure that only trained and trusted staff are permitted to access personal information. Some additional features of our security program include:

Secure Data Center

We store all sensitive financial information in a state-of-the-art, highly secure data center that is audited per SSAE 16 Type II and/or SOC 2 Type II standards. Physical access to the data center is strictly controlled and we use the latest threat prevention technologies such as network and web application firewalls, VPN, antivirus, Web filtering and antispam technologies.

Session Time-Outs

We employ session time-outs to protect your account. You will be logged out of the site automatically after a specified period of inactivity. This time-out feature reduces the risk of others being able to access your account if you leave your computer unattended.

Passwords

At a minimum, we require the use of both numbers and letters in your password. We have also instituted secure steps by which you can regain access to your account should you forget your password, including

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

the use of a security question. You should always choose a password that is difficult for others to guess and change your password frequently.

Additional Steps You Should Take to Ensure the Security of Your Information

Prosper sends important communications regarding your account via email. You should therefore take steps to secure and restrict access to your email account and change your email account password frequently. You should also be aware of fraudulent emails known as “phishing,” from companies claiming to be Prosper and requesting your login information or other account information. Prosper will never ask for your login information in an email.

When you are finished using our site, you should log out completely, then close the browser window and clear the browser’s cache files. This step is particularly important if you use a computer that is accessed by other people, such as in a public library or Internet café.

You may not include any identifying information in your Prosper screenname. We are not responsible for any personal information that you may choose to reveal in your screenname.

Changes to this policy

Any updates to the privacy policy become effective when posted on the websites. If we make any material changes, we will notify you by email or by providing the revised privacy policy in your account on www.prosper.com. Your continued use of our services following the update means that you accept Prosper’s updated privacy policy.

For additional information, or if you have any questions regarding this policy or the privacy practices at Prosper, please submit your questions or comments directly to privacy@prosper.com.

Note: Prosper Marketplace Inc. is the parent company of Prosper Funding LLC. Prosper Funding LLC owns the Prosper platform and website (www.prosper.com) and application as well as loans underlying all borrower payment dependent notes. Prosper Marketplace, Inc. operates the Prosper platform and provides administrative support to Prosper Funding LLC.
You can also send questions or comments to: Prosper Marketplace, Inc.
Attn: Compliance Department 221 Main Street, Suite 300 San Francisco, CA 94105
1-855-755-1919

Effective date: February 11, 2016

Federal Privacy Notice    Rev. 2/2016

FACTS    WHAT DOES PROSPER DO WITH YOUR PERSONAL INFORMATION?

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

WHAT?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security Number and income
•    Account balances and transaction history
•    Credit scores and employment information

When you are no longer our customer, we continue to share your information as described in this notice

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Prosper chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Prosper share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliate’s everyday business purposes— Information about your creditworthiness	Yes	Yes
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	Yes	Yes

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

To limit our sharing
You may limit our sharing of information by visiting the communications preferences section of your account on www.prosper.com here and unchecking the box next to optional information sharing. You may also contact us at privacy@prosper.com.

Following the instructions above will also revoke your consent provided in the above privacy policy for certain information sharing with nonaffiliated companies.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice (except where we have received your affirmative consent to begin sharing information sooner, through our privacy policy or otherwise). When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Email us at privacy@prosper.com or call us at 1-855-755-1919

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Who we are
Who is providing this notice?	Prosper Funding LLC Prosper Marketplace, Inc. Prosper Healthcare Lending LLC

What we do
How does Prosper protect my personal information?	We protect your personal information from unauthorized access and use with security measures that comply with federal law. These measures include computer safeguards and secured files and building.
How does Prosper collect my personal information?
We collect your personal information, for example, when you

▪    Open an account or apply for a loan
▪    Provide us information including your income and employment information
▪    Make a payment on your loan

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

▪    sharing for affiliates everyday business purposes—information about your creditworthiness
▪    affiliates from using your information to market to you
▪    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies: ▪ In addition to the companies listed on this notice, our affiliates include BillGuard,

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
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Inc., BillGuard Technologies Ltd., and Prosper Assets Holding LLC.
Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.

▪    Nonaffiliated companies we share with include financial services companies, marketing companies, and other service providers.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Prosper doesn’t jointly market.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Prosper Privacy Policy & Federal Privacy Notice
Important Privacy Choices [Hyperlink to section below]

Welcome to Prosper. We believe that consumers deserve the utmost respect when it comes to the privacy of their personal information. This Privacy Policy applies to Prosper Marketplace, Inc. and its wholly owned subsidiaries, Prosper Funding LLC and Prosper Healthcare Lending LLC (together, “Prosper”, “we,” “us” or “our.”).

We have prepared this Privacy Policy to explain how we collect, use, protect, and disclose information and data when you use Prosper’s websites, services, and mobile applications. This Privacy Policy also explains your choices for managing information preferences, including opting out of certain uses of your personal information. By accessing or using Prosper’s site or services, you consent to this Privacy Policy.

Prosper has received TRUSTe’s Privacy Seal with respect to www.prosper.com, signifying that this policy and our practices have been reviewed for compliance with the TRUSTe program, which is viewable by clicking the TRUSTe seal on www.prosper.com. This policy covers all of our websites and services, but the TRUSTe program certification covers only information that is collected through www.prosper.com, and does not cover information that may be collected through software downloaded from the website or other Prosper websites or mobile applications.

If you have questions or complaints regarding our privacy policy or practices, or if you need assistance in exercising any of your choices under this policy, please contact us at privacy@prosper.com. If you have an unresolved privacy or data use concern that we have not addressed satisfactorily, please contact TRUSTe at https://feedback-form.truste.com/watchdog/request.

This policy applies to all current and former Prosper customers. Note that, in order to use our services, you must be 18 years of age or older.

INFORMATION PROSPER COLLECTS ABOUT YOU

Information Provided by You

We collect personal information about you that you provide while you use www.prosper.com or www.prosperhealthcare.com or any associated websites, desktop or mobile applications. We collect most of this information during the registration and/or application process for borrowers and investors. Additional information may be gathered during your subsequent use of the site, or when we communicate with you via telephone, email or other means.

Certain personal information must be supplied during the investor and/or borrower registration processes in order to meet our legal obligations, verify your identity, determine eligibility for credit, protect against fraud, and complete your transaction. The following categories of information may be collected:

•	Your basic identifying information (for example, your name, address, email, telephone number, and date of birth);

•	Your Social Security number;

•	Your employment and income information;

•	Your bank account information;

•
For a loan to be used with a merchant or service provider (e.g., a healthcare provider) the identity of the merchant or service provider and the name of the party that will receive the good or service;

•	Any personal information you provide us.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

In addition, we gather names and email addresses of people who contact us with questions. We collect this information only for the purpose of responding to inquiries. If you use our “refer-a-friend” feature, we will collect information from you in order to process your referral request.

If you use the comments section of our blog on www.prosper.com, you should be aware that information you submit is stored there and will be visible to other users of the website.

Information Collected From Third Parties

When you check your rate for a loan through Prosper, we will collect information from credit bureaus and other partners to determine your creditworthiness, assess risks related to your potential loan and help investors determine whether to commit to your loan. We also collect information from credit bureaus after your loan originates in order to assess risks associated with your loan and provide information to investors interested in buying or selling your loan, or to provide you with marketing offers. If another company refers you to Prosper or assists you in any way in the application process, we may collect your information from that company in order to process your application. The following categories of information are generally collected:

•	Your identifying and application information (for example, your name, address, email, telephone number, date of birth, social security number, and employment information);

•	Your credit score & history;

•	Your bank account information and recent transactions;

•	If you applied for a loan to be used with a merchant or service provider, information related to any dispute you submit regarding the merchant or service provider;

•	If you applied for a loan through Prosper Healthcare Lending processed through an online finance platform other than Prosper, the status and terms of your loan or loan offer through that platform.

Information Gathered Based on Your Activity on the Prosper Platform

In order to provide services to you, improve our business and maintain records required by law, Prosper collects information about your transactions and activity. For borrowers, this includes your payment history. For investors, this includes your fund transfers and purchases. For all members, Prosper collects information about your computer and your visits to www.prosper.com or www.prosperhealthcare.com and other Prosper websites, such as your IP address, geographical location, browser type, referral source, length of visit, button clicks and page views.

Tracking Technologies

Cookies and Web Beacons. Prosper and our marketing partners and service providers use technologies such as cookies, beacons, tags, and scripts, to analyze trends, administer the website, track users’ movements around the website, and gather demographic information about our user base as a whole. We may receive reports on this activity on an individual and aggregated basis.

We use cookies when you sign in to your account to keep track of your personal session, help authenticate your account, and detect fraud. Cookies are also used to gather statistical data, such as which pages are frequently visited, what is downloaded, and the address of sites visited immediately before or after coming to our site. You can control the use of cookies within your web browser. However, if you reject cookies, your ability to use some features or areas of our websites may be limited.

Usage Data & Site Activity. Prosper also uses Local Storage, such as HTML5, to store content information and preferences. Various browsers may offer their own management tools for removing HTML5.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Third Party Technologies. We also partner with third parties to manage our advertising on other sites and evaluate our overall site performance. Our third party partner may use technologies such as cookies to gather information about your activities on our websites and other sites in order to provide you advertising based upon your browsing activities and interests or help us track the success of our marketing efforts or overall site performance. If you wish to not have this information used for the purpose of serving you interest-based ads, you may opt-out of certain advertising networks by clicking here. Please note this does not opt you out of being served ads. You will continue to receive generic ads.

Do-Not-Track Signals

Prosper does not process or respond to “do not track” signals or other similar signals whereby a visitor to a website requests that it disable collection of information about the visitor’s online activities over time and across different websites.

HOW PROSPER USES YOUR INFORMATION

Processing Your Transaction

If you register as a borrower, Prosper will use your information to facilitate your loan or loan request. This may include:

•	Generating your borrower profile and processing your loan application;

•	Assigning you a Prosper Borrower Rating;

•	Enabling automatic payments and fund transfers with other financial institutions;

•	Implementing collection activities as needed;

•	Communicating with you concerning your Prosper account and transactions;

•	Addressing any disputes you may raise concerning your account.

If you register as an individual investor, Prosper will use your information to facilitate marketplace investing. This may include:

•	Generating your investor profile;

•	Enabling automatic payments and fund transfers with other financial institutions;

•	Communicating with you concerning your Prosper account and transactions;

•	Addressing any disputes you may raise concerning your account.

Analysis & Data Optimization

Prosper also uses your information to conduct analyses related to our services and our websites. We use this information to improve our services and credit model. We also use this information to improve our websites’ usability and to evaluate the success of particular marketing campaigns and other activities.

Optional Communications: Marketing & Surveys

Prosper may also use your personal information to select you for certain marketing offers, newsletters, surveys and/or requests for feedback regarding your experience. Prosper may use your personal information both to select you for an offer and to communicate that offer to you.

Receipt of these communications is voluntary. If you do not wish to receive these communications please visit the communications preferences section of your account on www.prosper.com by clicking here and uncheck the boxes next to the categories of communication you do not wish to receive. This

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

page may also be accessed by signing into your Prosper Account and clicking on “Settings” and then “Edit” under “Communication Preferences.” You may also contact us at privacy@prosper.com.

HOW PROSPER SHARES YOUR INFORMATION

We will share your personal information with nonaffiliates (companies not related by common ownership or control) and among affiliates (companies related by common ownership or control, including but not limited to the three companies covered by this policy) only in the ways that are described in this privacy policy. By law, you are permitted to limit some types of sharing, but not others.

Prosper shares your information with third parties as permitted by law, including in the following specific ways:

•
Originating Banks. All loans originated through Prosper are made by a third party bank. If you request a loan through Prosper, you are also providing your information to the potential originating bank, and further information may be provided to that bank after your loan originates. The use of your information by your originating bank is governed by that bank’s privacy policy.

•
Third Party Financing Platforms. Certain loan applications through Prosper Healthcare Lending may also be processed by another online finance platform, to which you are providing your information when you apply for a loan. The use of your information by that online financing platform is governed by that company’s privacy policy.

•
Third Party Service Providers. Prosper relies on third party service providers to help us conduct our business and marketing activities, such as maintaining our files and records, offering customer service, sending marketing communications, or facilitating fund transfers. Prosper may share your information with such companies, which are authorized to use your personal information only as necessary to provide these services to Prosper. Information may also be shared among affiliates (including but not limited to the three companies covered by this policy) for this purpose where one affiliated company provides services to or on behalf of another affiliated company in connection with your account.

•
Potential Purchasers of Loan. Prosper shares your information, including your Prosper Borrower Rating, on an anonymous basis to allow potential purchasers to decide whether to commit to your loan. This information is also contained anonymously in loan data files available through Prosper’s Developer Tools and Marketplace Performance pages. Although your credit information is displayed, your identity is never shared with investors until your loan has been purchased.

•
Purchasers of Loan. If Prosper sells your loan originated through our platform, we may provide the purchaser of your loan with your personal and credit information. Information is only released to purchasers with adequate protections to safeguard your personal information. Information provided to investors in connection with sales of our fractional Borrower Payment Dependent Notes (“Notes”) will not include personal identifying information. For more information on Notes, please see our Prospectus.

•
Referral Partners. If you were referred to Prosper by another company (a “Referral Partner”), Prosper will share your information as necessary to honor the terms of its agreement with that Referral Partner and to process your transaction. In some cases Prosper may share with a Referral Partner for that Referral Partner’s own business purposes, such as to analyze and improve its business and provide targeted marketing offers to you. Your rights with respect to this sharing are discussed in the following section.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

•
Merchants or Service Providers. If you applied for a loan to be used with a merchant or service provider, Prosper may share your information with the merchant or service provider associated with your loan application.

•	Credit Bureaus. Prosper may share your personal information with credit bureaus to meet our credit reporting obligations.

•
Affiliates. Prosper affiliates, including entities covered by this policy (such as Prosper Funding LLC and Prosper Healthcare Lending LLC) and other companies related by common ownership or control (such as BillGuard, Inc.) may share your information with each other, including information related to your creditworthiness, for purposes of general business analysis or to present targeted marketing offers to you or others. Your rights with respect to this sharing are discussed in the following section.

•
Legal Requests & Regulatory Requirements. Prosper may also share information to comply with, or to allow investors or potential investors to comply with, any applicable law, regulation, legal process or governmental request; or for the purposes of limiting fraud; or in connection with an audit or the sale of Prosper to a third party.

•
Sharing of Anonymized Data. Prosper may share aggregated and anonymized data sets including your information with third parties, including but not limited to business partners, service providers, loan purchasers, potential loan purchasers, and among Prosper affiliates. No personally identifiable information will be included in these data sets.

*****

IMPORTANT PRIVACY CHOICES

Consent to information sharing with third party companies (Referral Partners): By accepting this privacy policy, you agree that Prosper may immediately begin sharing your information with any third party company that referred you to Prosper so that that company may use your information for their own business purposes, including to market to you. For example, if you were referred to Prosper by another company through a website link or telephone transfer, Prosper may share some of your information, such as the existence and terms of your loan, with that company. You may revoke this consent at any time by following the procedures outlined below. If you revoke consent we will not subsequently share your information with these companies except as necessary to complete the transaction you initiated.

Right to restrict information sharing with companies we own or control (affiliates): Prosper may share your information among affiliated companies whether or not those companies are covered by this policy. Federal law gives you the right to limit this sharing in certain circumstances, including where it includes information about your creditworthiness or is used for the purpose of marketing to you. If you would like to opt-out of this type of sharing, please follow the instructions below. We will begin sharing your information related to your creditworthiness or any information to be used for marketing purposes 30 days from the date that we first provided this notice if you have not opted-out.

In order to revoke your consent for information sharing with Referral Partners and/or opt-out of Prosper affiliate information sharing, please visit the communications preferences section of your account on www.prosper.com by clicking here and unchecking the box next to optional information sharing. This page may also be accessed by signing into your Prosper Account and clicking on “Settings” and then “Edit” under “Communication Preferences”. You may also contact us at privacy@prosper.com.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

*****
If you would like to exercise your right to opt-out of information sharing by a company affiliated with Prosper but not covered by this policy, you must consult that company’s privacy policy for instructions on how to exercise your right to opt-out of their information sharing.

ADDITIONAL FACTS ABOUT YOUR PERSONAL INFORMATION

How you can change your personal information

You can access the personal information you have provided to us by logging in to the “Settings” page of your account. As a registered user, you can update your password, email, secret question, screen name, phone number or bank account information at any time. If you are registered as a borrower, you may update your mailing address at any time after your loan has originated. To change other information, contact us at support@prosper.com. We will respond to your request within a reasonable time.

We will retain your information for a minimum of seven years and as long as needed to provide you services, comply with our legal obligation, resolve disputes, conduct analysis, audits, or to enforce our agreements or as otherwise required by law.

How Prosper Secures Your Information

Prosper uses significant safeguards, including physical, technical, and operational controls to protect your personal information, both during transmission and once received. If you have any questions about the security of your information, you can contact us at privacy@prosper.com.

Prosper equips all servers with an Extended Validation (EV) Secure Socket Layer (SSL) certificate to ensure that when you connect to our websites you can tell that you are actually on our site and that all data entered into the websites are transmitted to us in a secure encrypted channel. Once on our system, personal information can only be read or written through defined service access points, the use of which is password-protected. Data security is achieved through technical safeguards that include a combination of firewalls, intrusion detection system, malware detection system, and data loss prevention systems. Prosper also conducts vulnerability scans of applications and systems regularly.

Access to the system is tightly controlled and limited to only those who have a need to access information. Administrative safeguards such as a security awareness program, background checks, and internal information use policy ensure that only trained and trusted staff are permitted to access personal information. Some additional features of our security program include:

Secure Data Center

We store all sensitive financial information in state-of-the-art, highly secure data centers that are audited per SSAE 16 Type II and/or SOC 2 Type II standards. Physical access to the data centers is strictly controlled and we use the latest threat prevention technologies such as network and web application firewalls, VPN, antivirus, Web filtering and antispam technologies.

Session Time-Outs

We employ session time-outs to protect your account. You will be logged out of the site automatically after a specified period of inactivity. This time-out feature reduces the risk of others being able to access your account if you leave your computer unattended.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Passwords

At a minimum, we require the use of both numbers and letters in your password. We have also instituted secure steps by which you can regain access to your account should you forget your password, including the use of a security question. You should always choose a password that is difficult for others to guess and change your password frequently.

Additional Steps You Should Take to Ensure the Security of Your Information

Prosper sends important communications regarding your account via email. You should therefore take steps to secure and restrict access to your email account and change your email account password frequently. You should also be aware of fraudulent emails known as “phishing,” from companies claiming to be Prosper and requesting your login information or other account information. Prosper will never ask for your login information in an email.

When you are finished using our site, you should log out completely, then close the browser window and clear the browser’s cache files. This step is particularly important if you use a computer that is accessed by other people, such as in a public library or Internet café.

You may not include any identifying information in your Prosper screenname. We are not responsible for any personal information that you may choose to reveal in your screenname.

Changes to this policy

Any updates to the privacy policy become effective when posted on the websites. If we make any material changes, we will notify you by email or by providing the revised privacy policy in your account on www.prosper.com. Your continued use of our services following the update means that you accept Prosper’s updated privacy policy.

For additional information, or if you have any questions regarding this policy or the privacy practices at Prosper, please submit your questions or comments directly to privacy@prosper.com.

Note: Prosper Marketplace Inc. is the parent company of Prosper Funding LLC. Prosper Funding LLC owns the Prosper platform and website (www.prosper.com) and application as well as loans underlying all borrower payment dependent notes. Prosper Marketplace, Inc. operates the Prosper platform and provides administrative support to Prosper Funding LLC.
You can also send questions or comments to: Prosper Marketplace, Inc.
Attn: Compliance Department 221 Main Street, Suite 300 San Francisco, CA 94105
1-855-755-1919

Effective date: February 28, 2017

Federal Privacy Notice    Rev. 2/2017

FACTS    WHAT DOES PROSPER DO WITH YOUR PERSONAL INFORMATION?

CONFIDENTIAL TREATMENT
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This text has been separately filed with the SEC.

WHY?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security Number and income
•    Account balances and transaction history
•    Credit scores and employment information

When you are no longer our customer, we continue to share your information as described in this notice

HOW?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Prosper chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Prosper share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We Don’t Share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliate’s everyday business purposes— Information about your creditworthiness	Yes	Yes
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	Yes	Yes

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice (except where we have received your affirmative consent to begin sharing information sooner, through our privacy policy or otherwise). When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Email us at privacy@prosper.com or call us at 1-855-755-1919

Who we are
Who is providing this notice?	Prosper Funding LLC Prosper Marketplace, Inc. Prosper Healthcare Lending LLC

What we do
How does Prosper protect my personal information?	We protect your personal information from unauthorized access and use with security measures that comply with federal law. These measures include computer safeguards and secured files and building.
How does Prosper collect my personal information?
We collect your personal information, for example, when you

▪    Open an account or apply for a loan
▪    Provide us information including your income and employment information
▪    Make a payment on your loan

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only

▪    sharing for affiliates everyday business purposes—information about your creditworthiness
▪    affiliates from using your information to market to you
▪    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Affiliates
Companies related by common ownership or control. They can be financial and nonfinancial companies:

▪    In addition to the companies listed on this notice, our affiliates include BillGuard, Inc., BillGuard Technologies Ltd., and Prosper Assets Holding LLC.

Nonaffiliates
Companies not related by common ownership or control. They can be financial and nonfinancial companies.

▪    Nonaffiliated companies we share with include financial services companies, marketing companies, and other service providers.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Prosper doesn’t jointly market.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Terms of Use
Please carefully review these terms and conditions of use before using this site or accessing any data thereon. Any use of this website creates a binding agreement to comply with these terms and conditions. If you do not agree to these terms without limitation or exclusions, you should exit this site immediately.

USER AGREEMENT

The following are terms of a legal agreement (the “Agreement”) between you, individually and/or as an agent on behalf of an entity or another registered user (“you”) and Prosper Funding LLC (“Prosper”) that sets forth the terms and conditions for your use of this web site (the “Site”). The Site is owned and operated by Prosper. This Site is being provided to you expressly subject to this Agreement. By accessing, browsing and/or using the Site, you acknowledge that you have read, understood, and agree to be bound by the terms of this Agreement and to comply with all applicable laws and regulations. The terms and conditions of this Agreement form an essential basis of the bargain between you and Prosper.

Prosper reserves the right to amend this Agreement at any time and will notify you of any such changes by posting the revised Agreement on the Site. You should check this Agreement on the Site periodically for changes. All changes shall be effective upon posting. Your continued use of the Site after any change to this Agreement constitutes your agreement to be bound by any such changes. Prosper may terminate, suspend, change, or restrict access to all or any part of this Site without notice or liability.

LIMITATIONS OF USE

The copyright in all material on this Site, including without limitation the text, data, articles, design, source p, software, photos, images and other information (collectively the “Content”), is held by Prosper or by the original creator of the material and is protected by U.S. and International copyright laws or treaties. You agree that the Content may not be copied, reproduced, distributed, republished, displayed, posted or transmitted in any form or by any means, including, but not limited to, electronic, mechanical, photocopying, recording, or otherwise, without the express prior written consent of Prosper. You acknowledge that the Content is and shall remain the property of Prosper. You may not modify, participate in the sale or transfer of, or create derivative works based on any Content, in whole or in part. The use of the Content on any other Site, including by linking or framing, or in any networked computer environment for any purpose, is prohibited without Prosper’s prior written approval.

All data obtained from or provided by Prosper, regardless of the method of delivery, is explicitly prohibited from publication and distribution and is subject to the Prosper Data Terms of Use. Moreover, you represent that all data provided by Prosper to a user,

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

regardless of the method of delivery, is not used for any competing purposes and only used to permit investment using the products or services of Prosper.

You also may not, without Prosper’s express written permission, “mirror” any material contained on this Site on any other server. Any unauthorized use of any Content on this Site may violate copyright laws, trademark laws, the laws of privacy and publicity, and communications statutes and regulations.

You agree to use the Content and Site only for lawful purposes. You are prohibited from any use of the Content or Site that would constitute a violation of any applicable law, regulation, rule or ordinance of any nationality, state, or locality or of any international law or treaty, or that could give rise to any civil or criminal liability. Any unauthorized use of the Site, including but not limited to unauthorized entry into Prosper’s systems, misuse of passwords, or misuse of any information posted on the Site is strictly prohibited. Prosper makes no claims concerning whether the Content may be downloaded or is appropriate for use outside of the United States. If you access this Site from outside of the United States, you are solely responsible for ensuring compliance with the laws of your specific jurisdiction. Your eligibility for particular products or services is subject to final determination by Prosper.

Members of the Prosper community must be U.S. Residents that are 18 years of age or older. Children under the age of 18 are not eligible to participate in the offerings on this website.

CONTENT AND USE RESTRICTIONS

You agree not to post, upload, publish, display, transmit, share, store or otherwise make or attempt to make publicly available on the Site or on any other website, or in any email, blog, forum, medium or other communication of any kind, any private or personally identifiable information of any Prosper member or other third party, including, without limitation, names, addresses, phone numbers, email addresses, Social Security numbers, driver’s license numbers, or bank account or credit card numbers, whether or not such private or personally identifiable information is displayed on or ascertainable from the Site, or obtained or obtainable from sources unrelated to the Site (such as from a “Google® search” or other online research).

You agree not to use the Site or any Content to upload, post, email, transmit or otherwise make available any unsolicited or unauthorized advertising, promotional materials, “junk mail,” “spam,” “chain letters,” “pyramid schemes,” or any other form of commercial or non-commercial solicitation or bulk communications of any kind to any Prosper member or other third party. In order to protect Prosper members from such advertising or solicitation, Prosper reserves the right to restrict the number of emails which a member may send to other members in any 24-hour period to a number which Prosper deems appropriate in our sole discretion. Directly contacting more than ten (10) Prosper members with a materially identical message within a 24-hour period is presumed to be spam and a violation of this Agreement.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

You agree not to use data provided by Prosper, provided in any manner whatsoever, for any competing uses or purposes. You further agree that you have never used data, provided in any manner whatsoever, from Prosper in the past to compete with the products or services of Prosper.

TRADEMARKS

Prosper (including the Prosper logo), Prosper.com, and all related logos (collectively the “Prosper trademarks”) are trademarks or service marks of Prosper. Other company, product, and service names and logos used and displayed on this Site may be trademarks or service marks owned by Prosper or others. Nothing on this Site should be construed as granting, by implication, estoppel, or otherwise, any license or right to use any of the Prosper trademarks displayed on this Site, without our prior written permission in each instance. You may not use, copy, display, distribute, modify or reproduce any of the trademarks found on the Site unless in accordance with written authorization by us. Prosper prohibits use of any of the Prosper trademarks as part of a link to or from any site unless establishment of such a link is approved in writing by us in advance. Any questions concerning any Prosper Trademarks, or whether any mark or logo is a Prosper Trademark, should be referred to Prosper.

LINKS TO THIRD-PARTY SITES

This site may contain links to web sites controlled, owned, and operated by third parties (the “third-party sites”). Prosper cannot control and has no responsibility for the accuracy or availability of information provided on the third-party sites. You acknowledge that use of any third-party sites is governed by the terms of use for those websites, and not by this Agreement. Links to third-party sites do not constitute an endorsement or recommendation by Prosper of such sites or the content, products, advertising or other materials presented on such sites, but are only for your convenience and you access them at your own risk. Such third-party sites may have a privacy policy different from that of Prosper and the third-party site may provide less security than this Site. Prosper is not responsible for the content of any third-party web sites, nor does Prosper make any warranties or representations, express or implied, regarding the content (or the accuracy of such content) on any third-party web sites, and Prosper shall have no liability of any nature whatsoever for any failure of products or services offered or advertised at such sites or otherwise.

CONSENT TO DOING BUSINESS ELECTRONICALLY

Whether you choose to participate on the Prosper platform as a borrower, lender or group leader, from time to time you will receive disclosures, notices, documents and information (“Communications”) from Prosper Funding LLC, WebBank, an FDIC-insured Utah-chartered Industrial Bank or our respective agents (collectively, “we” or “us”). We can only give you the benefits of our service by conducting business through the Internet, and therefore we need you to consent to our giving you Communications

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
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electronically. This section informs you of your rights when receiving Communications from us electronically.

Electronic Communications. You agree that all Communications from us, WebBank, and our respective agents relating to your use of the Prosper platform may be provided or made available to you electronically by e-mail or at our website. If you consent, you still have the right to receive a free paper copy of any Communication by contacting us in the manner described below. We may discontinue electronic provision of Disclosures at any time in our sole discretion.

Scope of Consent. Your consent to receive Communications and do business electronically, and our agreement to do so, applies to all of your interactions and transactions through the Prosper platform, whether or not you place a listing or bid, or act as a group leader.

Hardware and Software Requirements. To access and retain the Communications electronically, you will need to use a computer with Internet Explorer 7.0 or above, Firefox 3.0 or above, or similar software, Adobe Acrobat and hardware capable of running this software. You acknowledge that you can access the electronic Communications in the designated formats described herein.

Mobile Technology. If you are accessing our site electronically through a mobile device, such as a tablet, smartphone or similar device, you must be able to print and save the transmitted Communications. You can find apps that support printing and saving for most mobile devices through your mobile device’s app store. If your mobile device does not have this functionality, you must access our website through alternate means that provide you with the ability to print and save the Communications.

Withdrawing Consent. You may withdraw your consent to receive Communications electronically by contacting us in the manner described below. If you withdraw your consent, from that time forward (1) you cannot place any further listings or bids through the Prosper platform, (2) any pending listings or bids will automatically terminate and be removed from the Prosper platform, and (3) if you are a group leader on the Prosper platform, you cannot accept new members into your group. The withdrawal of your consent will not affect the legal validity and enforceability of any pending loans obtained through the Prosper platform, or any electronic Communications provided or business transacted between us prior to the time you withdraw your consent. With respect to pending loans on which you are a borrower, lender or group leader entitled to group leader rewards, we will send you any further Communications by mail or other non- electronic means.

Assignment. In addition, you further acknowledge that your consent to have all Communications provided or made available to you in electronic form and to do business on or through the Prosper platform is assignable to any entity that owns a (i) Promissory Note evidencing a loan you obtained through the Prosper platform; or (ii) Borrower Payment Dependent Note you purchased through the Prosper platform.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Changes in Your Contact Information. Please keep us informed of any changes in your email or mailing address so that you continue to receive all Communications without interruption. You can contact us by email at compliance@prosper.com or by writing to us at Prosper Funding LLC, c/o Prosper Marketplace, Inc., 221 Main Street, Suite 300, San Francisco, CA 94105, Attn: Compliance.

ADDITIONAL STATE LAW NOTICES FOR BORROWER MEMBERS ARIZONA RESIDENTS
Notice: You may request that the initial disclosures prescribed in the Truth in Lending Act (15 United States p sections 1601 through 1666j) be provided in Spanish before signing any loan documents.

Aviso: Usted puede solicitar que las divulgaciones iniciales prescritas en la Ley Truth in Lending Act (15 Código de los Estados Unidos secciones 1601 hasta 1666j) sean proporcionadas en español antes de firmar cualesquiera documentos del préstamo.

Notice: Before signing any loan documents or otherwise committing to a loan, you may download and print copies of those documents from our website and keep them for your review.

CALIFORNIA RESIDENTS

Married registrants may apply for a separate account. AS REQUIRED BY LAW, YOU ARE HEREBY NOTIFIED THAT A NEGATIVE CREDIT REPORT REFLECTING ON YOUR CREDIT RECORD MAY BE SUBMITTED TO A CREDIT REPORTING AGENCY IF YOU FAIL TO FULFILL THE TERMS OF YOUR CREDIT OBLIGATIONS. BUT, WE WILL NOT SUBMIT A NEGATIVE CREDIT REPORT TO A CREDIT REPORTING AGENCY ABOUT THIS OBLIGATION UNTIL THE EXPIRATION OF ANY TIME PERIOD DESCRIBED.

IOWA RESIDENTS

NOTICE TO CONSUMER: 1. Do not sign this paper before you read it. 2. You are entitled to a copy of this paper. 3. You may prepay the unpaid balance at any time without penalty and may be entitled to receive a refund of unearned charges in accordance with law.

KANSAS RESIDENTS

NOTICE TO CONSUMER: 1. Do not sign this agreement before you read it. 2. You are entitled to a copy of this agreement. 3. You may prepay the unpaid balance at any time without penalty.

MARYLAND RESIDENTS

CONFIDENTIAL TREATMENT
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This text has been separately filed with the SEC.

This loan is being made under, and shall be governed by, the provisions of Subtitle 10 of Title 12 of the Commercial Law Article of the Maryland p only to the extent that such provisions are not inconsistent with federal law (12 U.S.C. § 1831d) and related regulations and interpretations.

MASSACHUSETTS RESIDENTS

Massachusetts law prohibits discrimination based upon marital status or sexual orientation.

MISSOURI RESIDENTS

Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect you (borrower(s)) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

NORTH DAKOTA RESIDENTS

MONEY BROKERS ARE LICENSED AND REGULATED BY THE DEPARTMENT OF FINANCIAL INSTITUTIONS, 2000 SCHAFER STREET, SUITE G, BISMARCK, NORTH DAKOTA 58501-1204. THE DEPARTMENT OF FINANCIAL INSTITUTIONS HAS NOT PASSED ON THE MERITS OF THE CONTRACT AND LICENSING DOES NOT CONSTITUTE AN APPROVAL OF THE TERMS OF THE BROKER’S ABILITY TO ARRANGE ANY LOAN. COMPLAINTS REGARDING THE SERVICES OF MONEY BROKERS SHOULD BE DIRECTED TO THE DEPARTMENT OF FINANCIAL INSTITUTIONS.

OHIO RESIDENTS

Ohio laws against discrimination require that all creditors make credit equally available to all credit worthy customers, and that credit reporting agencies maintain separate credit histories on each individual upon request. The Ohio civil rights commission administers compliance with this law.

TEXAS RESIDENTS

This lender is licensed and examined by the State of Texas – Office of Consumer Credit Commissioner. Call the Consumer Credit Hotline or write for credit information or assistance with credit problems. Office of Consumer Credit Commissioner, 2601 North Lamar Boulevard, Austin, Texas 78705-4207, (800) 538-1579, www.occc.state.tx.us.

UTAH RESIDENTS

CONFIDENTIAL TREATMENT
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As required by Utah law, you are hereby notified that a negative credit report reflecting on your credit record may be submitted to a credit reporting agency if you fail to fulfill the terms of your credit obligations.

WASHINGTON RESIDENTS

Oral agreements or oral commitments to loan money, extend credit, or to forbear from enforcing repayment of a debt are not enforceable under Washington law.

WISCONSIN RESIDENTS

NOTICE TO CUSTOMER: (a) DO NOT SIGN THIS IF IT CONTAINS ANY BLANK SPACES. (b) YOU ARE ENTITLED TO AN EXACT COPY OF ANY AGREEMENT YOU SIGN. (c) YOU HAVE THE RIGHT AT ANY TIME TO PAY IN ADVANCE THE UNPAID BALANCE DUE UNDER THIS AGREEMENT AND YOU MAY BE ENTITLED TO A PARTIAL REFUND OF THE FINANCE CHARGE.

DISCLAIMER OF WARRANTIES

None of Prosper, its parent, any of its affiliates, providers or their respective officers, directors, employees, agents, independent contractors or licensors (collectively the “Prosper Parties”) guarantees the accuracy, adequacy, timeliness, reliability, completeness, or usefulness of any of the Content and the Prosper Parties disclaim liability for errors or omissions in the Content.

This Site and all of the Content is provided “as is” and “as available,” without any warranty, either express or implied, including the implied warranties of merchantability, fitness for a particular purpose, non-infringement or title. Additionally, there are no warranties as to the results of your use of the Content. The Prosper Parties do not warrant that the Site is free of viruses or other harmful components. This does not affect those warranties which are incapable of exclusion, restriction or modification under the laws applicable to this Agreement.

The Prosper Parties may discontinue or make changes in the Content and site at any time without prior notice to you and without any liability to you. Any dated information is published as of its date only, and the Prosper Parties do not undertake any obligation or responsibility to update or amend any such information. The Prosper Parties reserve the right to terminate any or all Site offerings or transmissions without prior notice to you.
This Site could contain technical inaccuracies or typographical errors. Use of this Site is at your own risk.

LIMITATION OF LIABILITY

Under no circumstances will the Prosper Parties be liable for any damages including general, special, direct, indirect, incidental, consequential, punitive or any other damages (including, without limitation, lost profits or business interruption) of any kind

CONFIDENTIAL TREATMENT
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whether in an action in contract or negligence arising or relating in any way to the use or inability to use by any party of the content, the Site or any third-party site to which this site is linked, or in connection with any failure of performance, error, omission, interruption, defect, delay in operation or transmission, computer virus or line or system failure, even if Prosper Parties, or representatives thereof, are advised of the possibility of such damages, losses or expenses. The Prosper Parties are not liable for any defamatory, offensive or illegal conduct of any user. Your sole remedy for dissatisfaction with this Site is to stop using the Site. If your use of materials from this Site results in the need for servicing, repair or correction of equipment or data, you assume any costs thereof. If the foregoing limitation is found to be invalid, you agree that the Prosper Parties’ total liability for all damages, losses, or causes of action of any kind or nature shall be limited to the greatest extent permitted by applicable law.

INDEMNIFICATION

You agree to indemnify and hold harmless Prosper Parties from and against any and all claims, losses, expenses, demands or liabilities, including attorneys’ fees and costs, incurred by the Prosper Parties in connection with any claim by a third party (including any intellectual property claim) arising out of (i) materials and content you submit to, post to or transmit through the Site, or (ii) your use of the Site in violation of this Agreement or in violation of any applicable law. You further agree that you will cooperate fully in the defense of any such claims. Prosper Parties reserve the right, at their own expense, to assume the exclusive defense and control of any matter otherwise subject to indemnification by you, and you shall not in any event settle any such claim or matter without the written consent of Prosper. You further agree to indemnify and hold harmless Prosper Parties from any claim arising from a third party’s use of information or materials of any kind that you post to the Site.

MONITORING OF THE SITE

Prosper has no obligation to monitor the Site; however, you acknowledge and agree that Prosper has the right to monitor the Site electronically from time to time and to disclose any information as necessary or appropriate to satisfy any law, regulation or other governmental request, to operate the Site, or to protect itself or other users of the Site.

SUBMISSIONS TO THE SITE

All remarks, discussions, ideas, concepts, know-how, techniques, graphics or other submissions communicated to Prosper through this Site (collectively, “Submissions”) will be deemed and remain the property of Prosper, and Prosper is entitled to use any Submission for any purpose, without restriction or compensation to the individual who has provided the Submission. Prosper shall not be subject to any obligations of confidentiality regarding Submissions except as expressly agreed by Prosper or as otherwise required by applicable law. Nothing herein contained shall be construed as limiting Prosper’s responsibilities and obligations under its Privacy Policy.

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

USE OF PERSONALLY IDENTIFIABLE INFORMATION

Prosper’s practices and policies with respect to the collection and use of personally identifiable information are governed by Prosper’s Privacy Policy.

AVAILABILITY

This Site is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to applicable law or regulation. By offering this Site and Content no distribution or solicitation is made by Prosper to any person to use the Site or Content in jurisdictions where the provision of the Site and/or Content is prohibited by law.

TERMINATION

This Agreement is effective until terminated by Prosper. Prosper may terminate this Agreement at any time without notice, or suspend or terminate your access and use of the Site at any time, with or without cause, in Prosper’s absolute discretion and without notice. The following provisions of this Agreement shall survive termination of your use or access to the Site: the sections concerning Indemnification, Disclaimer of Warranties, Limitation of Liability, Waiver, Applicable Law and Dispute Resolution, and General Provisions, and any other provision that by its terms survives termination of your use or access to the Site.

WAIVER

Failure by Prosper to enforce any of its rights under this Agreement shall not be construed as a waiver of those rights or any other rights in any way whatsoever.

APPLICABLE LAW AND DISPUTE RESOLUTION

This Agreement and all other aspects of your use of the Site shall be governed by and construed in accordance with the laws of the United States and, to the extent applicable, to the laws of the State of California, without regard to its conflict of laws rules. You agree that you will notify Prosper in writing of any claim or dispute concerning or relating to the Site and the information or services provided through it, and give Prosper a reasonable period of time to address it BEFORE bringing any legal action, either individually, as a class member or representative, or as a private attorney general, against Prosper.

OTHER AGREEMENTS

This Agreement shall be subject to any other agreements you have entered into with Prosper.

ADDITIONAL TERMS

CONFIDENTIAL TREATMENT
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This text has been separately filed with the SEC.

Certain sections or pages on the Site may contain separate terms and conditions of use, which are in addition to the terms and conditions of this Agreement. In the event of a conflict, the additional terms and conditions will govern for those sections or pages.

SEVERABILITY

If any provision of this Agreement is found to be invalid or unenforceable, the remaining provisions shall be enforced to the fullest extent possible, and the remaining provisions of the Agreement shall remain in full force and effect.

GENERAL PROVISIONS

This Agreement supersedes any previous Terms of Use Agreement to which you and Prosper may have been bound. This Agreement will be binding on, inure to the benefit of, and be enforceable against the parties and their respective successors and assigns. Neither the course of conduct between parties nor trade practice shall act to modify any provision of the Agreement. All rights not expressly granted herein are hereby reserved. Headings are for reference purposes only and in no way define, limit, construe or describe the scope or extent of such section.

COPYRIGHT COMPLAINTS

If you believe, in good faith, that any materials on the Site infringe your copyrights, notifications of claimed copyright infringement should be sent to Prosper’s designated agent. Notification should include:

•	an electronic or physical signature of the person authorized to act on behalf of the owner of the copyright interest;

•	a description of the copyrighted work that you claim has been infringed;

•	a description of where the material you claim is infringing is located on the Site;

•	a statement by you that you have a good faith belief that the disputed use is not authorized by the copyright owner, its agent or the law; and

•	a statement by you, made under penalty of perjury, that the above information in your notice is accurate and that you are the copyright owner or duly authorized to act on the copyright owner’s behalf.

You may contact Prosper’s agent for notification of claimed copyright infringement by e- mail at copyright@prosper.com or by regular mail at Prosper Funding LLC, c/o Prosper Marketplace, Inc., 221 Main Street, 3rd Floor, San Francisco, California 94105, Attention: Compliance.

CONTACTING US

If you have questions regarding the Agreement or the practices of Prosper, please contact us by e-mail at compliance@prosper.com or by regular mail at Prosper Funding

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

LLC, c/o Prosper Marketplace, Inc., 221 Main Street, 3rd Floor, San Francisco, California 94105, Attention: Compliance.

Last Updated: September 3, 2015

CONFIDENTIAL TREATMENT
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This text has been separately filed with the SEC.

EXHIBIT F

FORM OF BORROWER FUNDING NOTICE

LOAN PURCHASE AGREEMENT (PROSPER) – EXHIBIT F

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

Funding Notice

Report Date Origination Date Total Loans Total Dollars	2/6/2017
2/7/2017
375
$4,270,663.00

The above amount to be wired between the hours of 5am and 8am Pacific Time on Tuesday Feb 7 2017

Loan ID	Original Amount Borrowed	Rating	Term Months	Interest Rate	Origination Date	First Payment Date	Maturity Date	Number Of Payments	Monthly Payment Amount	FICO Range	State	APR	Expected Return	Stress Return
736933	$7,700.00	A	36	9.35	2/7/2017	3/7/2017	2/7/2020	36	$246.11	640-659	OH	9.15	4.00	2.00
736942	$7,000.00	D	60	24.99	2/7/2017	3/7/2017	2/7/2022	60	$205.42	640-659	OH	9.15	4.00	2.00
736945	$10,000.00	B	60	12.65	2/7/2017	3/7/2017	2/7/2022	60	$225.74	640-659	OH	9.15	4.00	2.00
736951	$35,000.00	C	60	15.93	2/7/2017	3/7/2017	2/7/2022	60	$849.83	640-659	OH	9.15	4.00	2.00
736957	$5,500.00	HR	36	31.92	2/7/2017	3/7/2017	2/7/2020	36	$239.31	640-659	OH	9.15	4.00	2.00
736960	$7,500.00	HR	36	31.92	2/7/2017	3/7/2017	2/7/2020	36	$326.33	640-659	OH	9.15	4.00	2.00
736963	$3,000.00	D	36	23.1	2/7/2017	3/7/2017	2/7/2020	36	$116.29	640-659	OH	9.15	4.00	2.00
736966	$4,000.00	HR	36	31.92	2/7/2017	3/7/2017	2/7/2020	36	$174.04	640-659	OH	9.15	4.00	2.00
736969	$5,000.00	E	36	31.24	2/7/2017	3/7/2017	2/7/2020	36	$215.67	640-659	OH	9.15	4.00	2.00
736972	$15,000.00	C	36	15.93	2/7/2017	3/7/2017	2/7/2020	36	$526.84	640-659	OH	9.15	4.00	2.00
736975	$15,000.00	B	36	11.3	2/7/2017	3/7/2017	2/7/2020	36	$493.21	640-659	OH	9.15	4.00	2.00
736978	$15,000.00	E	36	26.99	2/7/2017	3/7/2017	2/7/2020	36	$612.30	640-659	OH	9.15	4.00	2.00
736981	$15,000.00	E	36	26.99	2/7/2017	3/7/2017	2/7/2020	36	$612.30	640-659	OH	9.15	4.00	2.00
736990	$11,300.00	C	36	19.99	2/7/2017	3/7/2017	2/7/2020	36	$419.89	640-659	OH	9.15	4.00	2.00
736999	$8,000.00	D	36	25.99	2/7/2017	3/7/2017	2/7/2020	36	$322.28	640-659	OH	9.15	4.00	2.00
737008	$11,000.00	C	36	19.24	2/7/2017	3/7/2017	2/7/2020	36	$404.55	640-659	OH	9.15	4.00	2.00
737011	$7,500.00	HR	36	31.92	2/7/2017	3/7/2017	2/7/2020	36	$326.33	640-659	OH	9.15	4.00	2.00
737014	$3,500.00	HR	36	31.92	2/7/2017	3/7/2017	2/7/2020	36	$152.29	640-659	OH	9.15	4.00	2.00
737020	$7,000.00	B	36	12.1	2/7/2017	3/7/2017	2/7/2020	36	$232.83	640-659	OH	9.15	4.00	2.00
737023	$5,000.00	C	36	14.25	2/7/2017	3/7/2017	2/7/2020	36	$171.50	640-659	OH	9.15	4.00	2.00
737026	$10,000.00	E	36	27.99	2/7/2017	3/7/2017	2/7/2020	36	$413.58	640-659	OH	9.15	4.00	2.00
737029	$4,700.00	E	36	29.74	2/7/2017	3/7/2017	2/7/2020	36	$198.85	640-659	OH	9.15	4.00	2.00
737035	$7,500.00	HR	36	31.92	2/7/2017	3/7/2017	2/7/2020	36	$326.33	640-659	OH	9.15	4.00	2.00
737038	$5,000.00	A	36	7.5	2/7/2017	3/7/2017	2/7/2020	36	$155.53	640-659	OH	9.15	4.00	2.00
737041	$20,000.00	C	36	15.45	2/7/2017	3/7/2017	2/7/2020	36	$697.72	640-659	OH	9.15	4.00	2.00
737050	$3,500.00	B	60	12.1	2/7/2017	3/7/2017	2/7/2022	60	$78.03	640-659	OH	9.15	4.00	2.00
737053	$10,500.00	D	60	23.1	2/7/2017	3/7/2017	2/7/2022	60	$296.60	640-659	OH	9.15	4.00	2.00
737056	$21,100.00	D	60	24.99	2/7/2017	3/7/2017	2/7/2022	60	$619.19	640-659	OH	9.15	4.00	2.00
737059	$2,000.00	E	36	29.74	2/7/2017	3/7/2017	2/7/2020	36	$84.62	640-659	OH	9.15	4.00	2.00
737086	$5,000.00	HR	36	31.92	2/7/2017	3/7/2017	2/7/2020	36	$217.55	640-659	OH	9.15	4.00	2.00
737089	$15,000.00	E	36	27.99	2/7/2017	3/7/2017	2/7/2020	36	$620.37	640-659	OH	9.15	4.00	2.00

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

737092	$20,000.00	D	60	23.99	2/7/2017	3/7/2017	2/7/2022	60	$575.24	640-659	OH	9.15	4.00	2.00
737095	$10,000.00	D	60	24.99	2/7/2017	3/7/2017	2/7/2022	60	$293.45	640-659	OH	9.15	4.00	2.00
737098	$15,000.00	D	36	23.99	2/7/2017	3/7/2017	2/7/2020	36	$588.41	640-659	OH	9.15	4.00	2.00
737101	$15,000.00	C	36	15.45	2/7/2017	3/7/2017	2/7/2020	36	$523.29	640-659	OH	9.15	4.00	2.00
737104	$25,000.00	C	36	14.8	2/7/2017	3/7/2017	2/7/2020	36	$864.19	640-659	OH	9.15	4.00	2.00
737107	$15,000.00	B	60	12.1	2/7/2017	3/7/2017	2/7/2022	60	$334.43	640-659	OH	9.15	4.00	2.00
737110	$7,000.00	B	36	13.15	2/7/2017	3/7/2017	2/7/2020	36	$236.36	640-659	OH	9.15	4.00	2.00
737113	$10,000.00	C	36	18.6	2/7/2017	3/7/2017	2/7/2020	36	$364.54	640-659	OH	9.15	4.00	2.00
737116	$20,000.00	C	36	18.15	2/7/2017	3/7/2017	2/7/2020	36	$724.55	640-659	OH	9.15	4.00	2.00
737119	$17,000.00	B	60	11.3	2/7/2017	3/7/2017	2/7/2022	60	$372.17	640-659	OH	9.15	4.00	2.00
737122	$10,000.00	C	36	19.99	2/7/2017	3/7/2017	2/7/2020	36	$371.58	640-659	OH	9.15	4.00	2.00
737131	$12,200.00	B	36	10.47	2/7/2017	3/7/2017	2/7/2020	36	$396.36	640-659	OH	9.15	4.00	2.00
737134	$10,000.00	B	60	12.65	2/7/2017	3/7/2017	2/7/2022	60	$225.74	640-659	OH	9.15	4.00	2.00
737137	$7,000.00	B	36	10.86	2/7/2017	3/7/2017	2/7/2020	36	$228.71	640-659	OH	9.15	4.00	2.00
737140	$10,000.00	D	36	24.99	2/7/2017	3/7/2017	2/7/2020	36	$397.55	640-659	OH	9.15	4.00	2.00
737215	$10,000.00	B	36	12.65	2/7/2017	3/7/2017	2/7/2020	36	$335.26	640-659	OH	9.15	4.00	2.00
737218	$15,000.00	A	36	7.9	2/7/2017	3/7/2017	2/7/2020	36	$469.35	640-659	OH	9.15	4.00	2.00
737224	$4,500.00	E	60	29.74	2/7/2017	3/7/2017	2/7/2022	60	$144.87	640-659	OH	9.15	4.00	2.00
737227	$10,000.00	A	36	7.5	2/7/2017	3/7/2017	2/7/2020	36	$311.06	640-659	OH	9.15	4.00	2.00
737233	$2,000.00	D	36	23.99	2/7/2017	3/7/2017	2/7/2020	36	$78.46	640-659	OH	9.15	4.00	2.00
737263	$20,000.00	C	36	17.45	2/7/2017	3/7/2017	2/7/2020	36	$717.54	640-659	OH	9.15	4.00	2.00
737266	$9,000.00	D	36	24.99	2/7/2017	3/7/2017	2/7/2020	36	$357.79	640-659	OH	9.15	4.00	2.00
737281	$16,000.00	D	36	25.99	2/7/2017	3/7/2017	2/7/2020	36	$644.56	640-659	OH	9.15	4.00	2.00
737314	$2,000.00	C	36	18.15	2/7/2017	3/7/2017	2/7/2020	36	$72.46	640-659	OH	9.15	4.00	2.00
737323	$3,000.00	C	36	14.8	2/7/2017	3/7/2017	2/7/2020	36	$103.70	640-659	OH	9.15	4.00	2.00
737326	$10,000.00	B	36	12.1	2/7/2017	3/7/2017	2/7/2020	36	$332.62	640-659	OH	9.15	4.00	2.00
737335	$5,600.00	E	36	31.24	2/7/2017	3/7/2017	2/7/2020	36	$241.55	640-659	OH	9.15	4.00	2.00
737341	$14,000.00	AA	36	6.9	2/7/2017	3/7/2017	2/7/2020	36	$431.64	640-659	OH	9.15	4.00	2.00
737344	$15,000.00	C	36	18.15	2/7/2017	3/7/2017	2/7/2020	36	$543.42	640-659	OH	9.15	4.00	2.00
737365	$35,000.00	B	36	12.65	2/7/2017	3/7/2017	2/7/2020	36	$1,173.40	640-659	OH	9.15	4.00	2.00
737368	$7,500.00	HR	36	31.92	2/7/2017	3/7/2017	2/7/2020	36	$326.33	640-659	OH	9.15	4.00	2.00
737380	$10,000.00	B	36	13.15	2/7/2017	3/7/2017	2/7/2020	36	$337.66	640-659	OH	9.15	4.00	2.00
737386	$15,000.00	B	36	13.15	2/7/2017	3/7/2017	2/7/2020	36	$506.49	640-659	OH	9.15	4.00	2.00
737395	$2,000.00	E	60	26.99	2/7/2017	3/7/2017	2/7/2022	60	$61.06	640-659	OH	9.15	4.00	2.00
737398	$12,000.00	AA	36	6.9	2/7/2017	3/7/2017	2/7/2020	36	$369.98	640-659	OH	9.15	4.00	2.00
737404	$7,500.00	HR	36	31.92	2/7/2017	3/7/2017	2/7/2020	36	$326.33	640-659	OH	9.15	4.00	2.00
737410	$9,000.00	C	36	19.99	2/7/2017	3/7/2017	2/7/2020	36	$334.43	640-659	OH	9.15	4.00	2.00
737422	$15,000.00	B	36	13.15	2/7/2017	3/7/2017	2/7/2020	36	$506.49	640-659	OH	9.15	4.00	2.00
737425	$28,300.00	D	36	21.85	2/7/2017	3/7/2017	2/7/2020	36	$1,078.59	640-659	OH	9.15	4.00	2.00

CONFIDENTIAL TREATMENT
[***] indicates that text has been omitted which is the subject of a confidential treatment request.
This text has been separately filed with the SEC.

737428	$25,000.00	C	36	16.29	2/7/2017	3/7/2017	2/7/2020	36	$882.51	640-659	OH	9.15	4.00	2.00
737434	$9,600.00	C	60	15.45	2/7/2017	3/7/2017	2/7/2022	60	$230.66	640-659	OH	9.15	4.00	2.00
737449	$4,000.00	HR	36	31.92	2/7/2017	3/7/2017	2/7/2020	36	$174.04	640-659	OH	9.15	4.00	2.00
737464	$15,000.00	C	36	15.93	2/7/2017	3/7/2017	2/7/2020	36	$526.84	640-659	OH	9.15	4.00	2.00
737467	$12,000.00	B	60	11.7	2/7/2017	3/7/2017	2/7/2022	60	$265.12	640-659	OH	9.15	4.00	2.00
737470	$5,000.00	E	60	30.49	2/7/2017	3/7/2017	2/7/2022	60	$163.28	640-659	OH	9.15	4.00	2.00
737473	$18,000.00	C	36	13.75	2/7/2017	3/7/2017	2/7/2020	36	$613.01	640-659	OH	9.15	4.00	2.00
737482	$10,000.00	E	36	26.99	2/7/2017	3/7/2017	2/7/2020	36	$408.20	640-659	OH	9.15	4.00	2.00
737485	$25,000.00	D	60	23.99	2/7/2017	3/7/2017	2/7/2022	60	$719.05	640-659	OH	9.15	4.00	2.00
737488	$15,000.00	AA	36	5.32	2/7/2017	3/7/2017	2/7/2020	36	$451.72	640-659	OH	9.15	4.00	2.00
737491	$11,000.00	D	60	21.85	2/7/2017	3/7/2017	2/7/2022	60	$302.87	640-659	OH	9.15	4.00	2.00
737494	$10,000.00	C	36	19.99	2/7/2017	3/7/2017	2/7/2020	36	$371.58	640-659	OH	9.15	4.00	2.00
737500	$9,000.00	B	36	12.65	2/7/2017	3/7/2017	2/7/2020	36	$301.73	640-659	OH	9.15	4.00	2.00
737524	$8,000.00	D	36	21.85	2/7/2017	3/7/2017	2/7/2020	36	$304.90	640-659	OH	9.15	4.00	2.00
737533	$9,500.00	AA	36	5.32	2/7/2017	3/7/2017	2/7/2020	36	$286.09	640-659	OH	9.15	4.00	2.00
737542	$15,000.00	C	60	19.24	2/7/2017	3/7/2017	2/7/2022	60	$391.09	640-659	OH	9.15	4.00	2.00
737602	$7,500.00	HR	36	31.92	2/7/2017	3/7/2017	2/7/2020	36	$326.33	640-659	OH	9.15	4.00	2.00
737608	$15,000.00	E	36	30.49	2/7/2017	3/7/2017	2/7/2020	36	$640.81	640-659	OH	9.15	4.00	2.00
737644	$2,000.00	C	36	18.15	2/7/2017	3/7/2017	2/7/2020	36	$72.46	640-659	OH	9.15	4.00	2.00
737650	$10,000.00	C	36	16.93	2/7/2017	3/7/2017	2/7/2020	36	$356.18	640-659	OH	9.15	4.00	2.00
737653	$5,000.00	C	60	18.15	2/7/2017	3/7/2017	2/7/2022	60	$127.38	640-659	OH	9.15	4.00	2.00
737662	$20,000.00	A	36	8.2	2/7/2017	3/7/2017	2/7/2020	36	$628.57	640-659	OH	9.15	4.00	2.00
737668	$15,000.00	B	36	12.1	2/7/2017	3/7/2017	2/7/2020	36	$498.93	640-659	OH	9.15	4.00	2.00
737719	$10,000.00	B	36	12.65	2/7/2017	3/7/2017	2/7/2020	36	$335.26	640-659	OH	9.15	4.00	2.00
737737	$8,000.00	C	36	14.8	2/7/2017	3/7/2017	2/7/2020	36	$276.54	640-659	OH	9.15	4.00	2.00
737740	$10,000.00	E	60	30.49	2/7/2017	3/7/2017	2/7/2022	60	$326.55	640-659	OH	9.15	4.00	2.00
737746	$10,000.00	AA	36	6.9	2/7/2017	3/7/2017	2/7/2020	36	$308.31	640-659	OH	9.15	4.00	2.00
737749	$11,000.00	AA	36	5.7	2/7/2017	3/7/2017	2/7/2020	36	$333.15	640-659	OH	9.15	4.00	2.00
737752	$12,000.00	D	60	23.99	2/7/2017	3/7/2017	2/7/2022	60	$345.15	640-659	OH	9.15	4.00	2.00
737758	$5,200.00	A	36	8.2	2/7/2017	3/7/2017	2/7/2020	36	$163.43	640-659	OH	9.15	4.00	2.00
737767	$7,000.00	C	36	14.25	2/7/2017	3/7/2017	2/7/2020	36	$240.09	640-659	OH	9.15	4.00	2.00